CUSIP Number 43162P108
NASDAQ Symbol HCMAX

HILLMAN FOCUSED ADVANTAGE FUND

A series of the
Hillman Capital Management Investment Trust

NO LOAD SHARES

PROSPECTUS
January 28, 2016

Investment Advisor

Hillman Capital Management, Inc.
7250 Woodmont Avenue, Suite 310
Bethesda, Maryland 20814
www.hillmancapital.com
1-800-773-3863

The Securities and Exchange Commission has not approved or disapproved the securities being offered by this prospectus or determined whether this prospectus is accurate and complete.  Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution.  Shares are not insured by the FDIC, Federal Reserve Board, or any other agency and are subject to investment risks including possible loss of principal amount invested.  Neither the Fund nor the Fund's distributor is a bank.  You should read the prospectus carefully before you invest or send money.

TABLE OF CONTENTS
Page
SUMMARY	2
Investment Objective	2
Fees and Expenses of the Fund	2
Principal Investment Strategies	3
Principal Risks of Investing in the Fund	4
Performance Information	6
Management	7
Purchase and Sale of Fund Shares	7
Tax Information	7
Financial Intermediary Compensation	7
THE FUND	8
Investment Objective	8
Principal Risks of Investing in the Fund	8
Other Investment Policies and Risks	11
Disclosure of Portfolio Holdings	11
MANAGEMENT OF THE FUND	12
The Investment Advisor	12
The Distributor	13
Additional Information on Expenses	13
INVESTING IN THE FUND	16
Initial Investment	16
Purchase and Redemption Price	16
Purchasing Shares	17
Redeeming Your Shares	20
Purchasing or Redeeming Shares Through a Financial Intermediary	23
Frequent Purchases and Redemptions	23
OTHER IMPORTANT INFORMATION	25
Dividends, Distributions, and Taxes	25
Benchmark Descriptions	25
Financial Highlights	26
Additional Information	Back Cover

SUMMARY
Investment Objective.  The Fund seeks long-term capital appreciation.
Fees and Expenses of the Fund.  These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed On Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None
Redemption Fee (as a % of amount redeemed)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.51%
Total Annual Fund Operating Expenses	1.51%

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$154	$477	$824	$1,802
Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 67.77% of the average value of its portfolio.
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Principal Investment Strategies.  In seeking to achieve its objective, the Fund invests primarily in common stocks of U.S. companies which Hillman Capital Management, Inc. (the "Advisor") believes have qualitative and quantitative competitive advantages, as described below, and have temporarily fallen out of favor for reasons that are considered non-recurring or short-term; whose value is not currently well known; or whose value is not fully recognized by the public.
In selecting investments for the Fund, the Advisor first looks at qualitative measures of a company.  Qualitative measures of a company include:
•	dominance in a particular industry or niche market;
•	management style and adaptability;
•	strength of pricing and purchasing power;
•	barriers to industry competition;
•	strength of brand or franchise with commensurate brand loyalty; and
•	quality of products and services.
If certain companies meet most or all of the qualitative measures, the Advisor then seeks to identify which of those companies possess certain positive quantitative measures and which of those companies the Advisor feels show superior prospects for growth.  The Advisor may make investments without regard to market capitalization.  These companies may, in the view of the Advisor, exhibit positive changes such as a promising new product, new distribution strategy, new manufacturing technology, new management team, or new management philosophy.  These companies may also be responsible for technological breakthroughs and/or unique solutions to market needs.  The quantitative measures of a company include:
•	price-to-book ratio;
•	present value of discounted projected cash flows;
•	balance sheet strength;
•	price-to-sales ratio; and
•	price-to-earnings ratio.
The Advisor allocates a target percentage of total portfolio value to each security it purchases.  From time to time, the Fund may also focus the Fund's assets in securities of one or more particular sectors of the economy and may at times invest more than 25% of the Fund's net assets in a particular sector, such as the financial, healthcare, retail, and technology sectors.  The Advisor may sell a portfolio holding if the Advisor believes that the price of the security is overvalued or to rebalance the security to the Advisor's targeted percentage of total portfolio value for that security.
The Advisor may also sell (or "write") call and put options for the Fund.  Besides selling options in order to receive premiums, the Advisor will seek to sell options that obligate the Fund to purchase or sell the underlying stock at a price believed to be attractive based on the qualitative and quantitative factors described above.  For example, call options may be written on a security held by the Fund in order to collect the premium and establish a sale price for the security that the Advisor believes to be attractive.  Put options may be written on a security in order to collect the premium and acquire the security at a price the Advisor believes to be attractive.  The Fund will mostly engage in option transactions where, with respect to a call option, the Fund holds the underlying security or, with respect to a put option, the Fund holds cash and other liquid assets in an amount necessary to satisfy the Fund's obligations if the option is exercised.  To the extent that the Fund sells options, the Fund will comply with the applicable requirements of the Investment Company Act of 1940, including, but not limited to, Section 18 thereof and relevant interpretive positions of the staff of the Securities and Exchange Commission regarding the use of such instruments.
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Principal Risks of Investing in the Fund.  An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  Generally, the Fund will be subject to the following additional risks:
•	Market Risk. Market risk refers to the possibility that the value of equity securities held by the Fund may decline due to daily fluctuations in the securities markets.
•
Management Style Risk.  Since different types of securities (e.g., large-cap, mid-cap, growth, value, etc.) tend to shift into and out of favor with stock market investors depending on market and economic conditions, the performance of the Fund may be better or worse than the performance of stock funds that focus on other types of stocks or have a broader investment style.

•	Investment Advisor Risk. The Advisor's ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives.
•
Operating Risk.  The Administrator and Advisor have entered into an Operating Plan that facilitates the Administrator's assumption of the Fund's regular operating expenses under the Fund Accounting and Administration Agreement.  The Operating Plan obligates the Advisor to pay certain expenses of the Fund in order to help limit its annual operating expenses.  If the Advisor, however, does not have sufficient revenue to support those expenses, the Advisor may be compelled to either resign or become insolvent.  In addition, if the Fund incurs expenses in excess of those that the Administrator has agreed to pay and the Advisor is not able or willing to pay the excess costs, those excess costs will increase the Fund's expenses.

•
Non-diversified Status Risk.  The Fund is considered a non-diversified fund and therefore can invest a greater portion of its assets in securities of a single issuer or a limited number of issuers than a diversified fund, which may make the Fund more susceptible than a diversified fund to a single adverse economic or political occurrence affecting one or more of these issuers.

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•
Sector Focus Risk.  The Fund may, at times, be more heavily invested in certain sectors, which may cause the value of its shares to be especially sensitive to factors and economic risks that specifically affect those sectors and may cause the Fund's share price to fluctuate more widely than the shares of a mutual fund that invests in a broader range of industries.

•
Small-cap and Mid-cap Companies Risk.  Investing in the securities of small-cap and mid-cap companies generally involves greater risk than investing in larger, more established companies.  This greater risk is, in part, attributable to the fact that the securities of these companies usually have more limited marketability and, therefore, may be more volatile and less liquid than securities of larger, more established companies or the market averages in general.

•
Risks from Writing Options.  Writing option contracts can result in losses that exceed the Fund's initial investment and may lead to additional turnover and higher tax liability.  The risk involved in writing a call option is that an increase in the market value of the underlying security may result in the Fund selling the security at a lower price than its current market value.  Writing call options also limits the opportunity to profit from an increase in the market value of the underlying security.  The risk involved in writing a put option is that a decrease in the market value of the underlying security may result in the Fund purchasing the security at a higher price than its current market value.

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Performance Information.  The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns compare to those of a broad-based securities market index.  The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund's results can be obtained by visiting www.ncfunds.com.

Calendar Year Returns

Quarterly Returns During This Time Period
Highest return for a quarter	22.62%	Quarter ended June 30, 2009
Lowest return for a quarter	-25.33%	Quarter ended December 31, 2008

Average Annual Total Returns Period Ended December 31, 2015	Past 1 Year	Past 5 Years	Past 10 Years
Before taxes After taxes on distributions After taxes on distributions and sale of shares	-2.62% -2.85% -1.48%	8.89% 8.72% 7.33%	3.89% 3.33% 3.03%
S&P 500 Total Return Index (reflects no deductions for fees and expenses)	1.38%	12.57%	7.31%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan.
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Management.  Hillman Capital Management, Inc. is the investment advisor for the Fund.  Mark A. Hillman is the Fund's portfolio manager and the founder and controlling shareholder of Hillman Capital Management, Inc.  He has served as the portfolio manager since the Fund's inception on December 29, 2000.
Purchase and Sale of Fund Shares.  You can purchase Fund shares directly from the Fund by mail or bank wire.  The minimum initial investment is $5,000 ($2,000 for IRA and Keogh Plans) and the minimum subsequent investment is $500 ($100 under an automatic investment plan), although the minimums may be waived or reduced in some cases.  You can redeem Fund shares directly from the Fund by mail, facsimile, telephone, and bank wire.
Purchase and redemption orders by mail should be sent to the Hillman Focused Advantage Fund, No Load Shares c/o Nottingham Shareholder Services, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.  Redemption orders by facsimile should be transmitted to 919-882-9281.  Please call the Fund at 1-800-773-3863 to conduct telephone transactions or to receive wire instructions for bank wire orders.  The Fund has also authorized certain broker-dealers to accept purchase and redemption orders on its behalf.  Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.
Tax Information.  The Fund's distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.
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THE FUND
INVESTMENT OBJECTIVE
The Hillman Focused Advantage Fund ("Focused Advantage Fund") seeks long-term capital appreciation.  The Focused Advantage Fund is a non-diversified series of the Hillman Capital Management Investment Trust ("Trust").  The Fund's investment objective may be changed without shareholder approval.
PRINCIPAL RISKS OF INVESTING IN THE FUND
An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  Generally, the Fund will be subject to the following additional risks:
•
Market Risk.  Market risk refers to the possibility that the value of equity securities held by the Fund may decline due to daily fluctuations in the securities markets.  Stock prices change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a stock may even be affected by factors unrelated to the value or condition of its issuer, such as changes in interest rates, national and international economic and/or political conditions and general equity market conditions.  In a declining stock market, prices for all companies (including those in the Fund's portfolio) may decline regardless of their long-term prospects.  The Fund's performance per share will change daily in response to such factors.

•
Management Style Risk.  Different types of securities tend to shift into and out of favor with stock market investors depending on market and economic conditions.  The returns from the types of stocks purchased by the Fund (large-cap, mid-cap, growth, value, etc.) may at times be better or worse than the returns from other types of stocks.  Each type of stock tends to go through cycles of performing better or worse than the stock market in general.  The performance of the Fund may thus be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style.

•	Investment Advisor Risk. The Advisor's ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives.
•
Operating Risk.  The Administrator and Advisor have entered into an Operating Plan that facilitates the Administrator's assumption of the Fund's regular operating expenses under the Fund Accounting and Administration Agreement.  The Operating Plan obligates the Advisor to pay certain expenses of the Fund in order to help limit its annual operating expenses.  If the Advisor, however, does not have sufficient revenue to support those expenses, the Advisor may be compelled to either resign or become insolvent.  In addition, if the Fund incurs expenses in excess of those that the Administrator has agreed to pay and the Advisor is not able or willing to pay the excess costs, those excess costs will increase the Fund's expenses.

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•
Small-cap and Mid-cap Companies Risk.  Investing in the securities of small-cap and mid-cap companies generally involves greater risk than investing in larger, more established companies.  This greater risk is, in part, attributable to the fact that the securities of these companies usually have more limited marketability and, therefore, may be more volatile and less liquid than securities of larger, more established companies or the market averages in general.  Because these companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices.  Another risk factor is that these companies often have limited product lines, markets, or financial resources and may lack management depth.  These companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies.  In addition, these companies may not be well-known to the investing public, may not be followed by the financial press or industry analysts, and may not have institutional ownership.  These factors affect the Advisor's access to information about the companies and the stability of the markets for the companies' securities.  These companies may be more vulnerable than larger companies to adverse business or economic developments; the risk exists that the companies will not succeed; and the prices of the companies' shares could dramatically decline in value.

•
Non-diversified Status Risk.  The Focused Advantage Fund is considered a non-diversified fund and therefore can invest a greater portion of its assets in securities of a single issuer or a limited number of issuers than a diversified fund.  The Focused Advantage Fund may be more susceptible than a diversified fund to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investment in those securities.  As a result, changes in the market value of a single issuer could cause greater fluctuation in share price than would occur in a more diversified fund.

•
Sector Focus Risk.  Another area of risk involves the potential focus of the Focused Advantage Fund's assets in securities of particular sectors.  These sectors include the financial sector, healthcare sector, retail sector, and technology sector.  Because the Focused Advantage Fund's investments may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors.  As a result, the Focused Advantage Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.  Additionally, some of the sectors in which the Focused Advantage Fund may invest could be subject to greater government regulation than other sectors and, therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.  The specific risks for each of the sectors in which the Focused Advantage Fund may focus its investments include additional risks as described below:

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•
Financial Sector.  Companies in this sector are subject to risks including extensive governmental regulation; decreased profits resulting from changes in interest rates and loan losses, which usually increase in economic downturns; severe price competition; and increased inter-industry consolidation and competition; all of which may adversely affect the value of those holdings.

•
Healthcare Sector.  Companies in this sector are subject to extensive litigation based on product liability and similar claims; dependence on patent protection and expiration of patents; competitive forces that make it difficult to raise prices; long and costly regulatory processes; and product obsolescence; all of which may adversely affect the value of those holdings.

•
Retail Sector.  Companies in this sector may be adversely affected by negative changes in the domestic and international economies, interest rates, competition, consumer confidence, disposable household income, and consumer spending.  These companies are also subject to severe competition and changes in demographics and consumer tastes, which may have an adverse effect on the performance of these companies.

•
Technology Sector.  The performance of companies in this sector may be adversely affected due to the intense competition both domestically and internationally; limited product lines, markets, financial resources, or personnel; rapid product obsolescence and frequent new product introduction; dramatic and unpredictable changes in growth rates; and dependence on patent and intellectual property rights.

Risks from Writing Options.  Writing option contracts can result in losses that exceed the Fund's initial investment and may lead to additional turnover and higher tax liability.  The risk involved in writing a call option is that there could be an increase in the market value of the security.  If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value.  Similarly, while writing call options can reduce the risk of owning stocks, such a strategy limits the opportunity of the Fund to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option.  The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security.  If this occurred, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its current market value.
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There is no assurance that a liquid market will exist when the Fund seeks to close out an option position.  Where a position in a written option is used as a hedge against price movements in a related position, the price of the option may move more or less than the price of the related position.  When the Fund writes options, the Fund will comply with the applicable requirements of the Investment Company Act of 1940 and the guidance of no-action letters issued by the Securities and Exchange Commission, including Investment Company Act Release No. 10666 (Apr. 18, 1979).
OTHER INVESTMENT POLICIES AND RISKS
An investment in the Fund should not be considered a complete investment program.  Whether the Fund is an appropriate investment for an investor will depend largely on his/her financial resources and individual investment goals and objectives.  Investors who engage in short-term trading and/or other speculative strategies and styles will not find the Fund to be an appropriate investment vehicle if they want to invest in the Fund for a short period of time.
Temporary Defensive Positions.  As a temporary defensive measure in response to adverse market, economic, political, or other conditions or to meet liquidity, redemption, and short-term investing needs, the Fund may, from time to time, determine that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, and, to the extent permitted by applicable law and the Fund's investment restrictions, shares of other investment companies.  Under such circumstances, the Advisor may invest up to 100% of the Fund's assets in these investments.  Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Fund would indirectly pay both the Fund's expenses and the expenses relating to those other investment companies with respect to the Fund's assets invested in such investment companies.  To the extent the Fund is invested for temporary defensive purposes, it will not be pursuing and may not achieve its investment objective.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Fund will seek to make portfolio holdings information available at the following website, http://www.ncfunds.com, 10 days after the end of each calendar month. To reach this information, select the link "Fund Search" found in the top right-hand corner of the home page.  Search for the Fund using key words such as "Hillman" and then select the link for the Focused Advantage Fund on the Fund Search Results page.  Under the section entitled "Portfolio Holdings," there will be a link to the list of the Fund's complete portfolio holdings entitled "Click To View."  This information is generally posted to the website within ten days of the end of each calendar month and remains available until new information for the next calendar month is posted.  A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information.
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MANAGEMENT OF THE FUND
THE INVESTMENT ADVISOR
The Advisor is Hillman Capital Management, Inc., 7250 Woodmont Avenue, Suite 310, Bethesda, Maryland 20814.  The Advisor serves in that capacity pursuant to an investment advisory contract with the Trust on behalf of the Fund.  The Advisor is registered as an investment advisor with the Securities and Exchange Commission under the Investment Advisers Act of 1940.  Subject to the authority of the Board of Trustees of the Trust ("Trustees"), the Advisor provides guidance and policy direction in connection with its daily management of the Fund's assets.  The Advisor manages the investment and reinvestment of the Fund's assets.  The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Fund.
The Advisor has served as a registered investment advisor to the Fund since its inception.  The executives and members of the advisory staff of the Advisor also have extensive experience in other capacities in managing investments for clients including individuals, corporations, non-taxable entities, and other business and private accounts since the firm was founded in 1998.  As of December 31, 2015, the Advisor had approximately $75.9 million in assets under management.
The Fund is managed primarily by Mark A. Hillman, who has overall responsibility for the day-to-day management of the Fund's portfolio and has managed the Fund since its inception.  Mr. Hillman is the founder and controlling shareholder of the Advisor.  Mr. Hillman has served as President of the Advisor since 1998.  The Fund's Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the Fund.
The Advisor's Compensation.  As full compensation for the investment advisory services provided to the Fund, the Advisor receives monthly compensation based on the Fund's average daily net assets at the annual rate of 1.00%.  During the most recent fiscal year ending September 30, 2015, the Advisor received $351,180 from the Fund.
Disclosure Regarding Approval of the Investment Advisory Contract.  A discussion regarding the Trustees' basis for approving the renewal of the investment advisory contract for the Fund is available in the Fund's annual report for the period ending September 30th of each year.  You may obtain a copy of the semi-annual and annual reports, free of charge, upon request to the Fund.
Brokerage Practices.  In selecting brokers and dealers to execute portfolio transactions, the Advisor may consider research and brokerage services furnished to the Advisor or its affiliates.  The Advisor may not consider sales of shares of the Fund as a factor in the selection of brokers and dealers, but may place portfolio transactions with brokers and dealers that promote or sell the Fund's shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of execution and not on sales efforts.
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When placing portfolio transactions with a broker or dealer, the Advisor may aggregate securities to be sold or purchased for the Fund with those to be sold or purchased for other advisory accounts managed by the Advisor.  In aggregating such securities, the Advisor will average the transaction as to price and will allocate available investments in a manner that the Advisor believes to be fair and reasonable to the Fund and such other advisory accounts.  An aggregated order will generally be allocated on a pro rata basis among all participating accounts, based on the relative dollar values of the participating accounts, or using any other method deemed to be fair and reasonable to the Fund and the participating accounts, with any exceptions to such methods involving the Trust being reported by the Advisor to the Trustees.
THE DISTRIBUTOR
Capital Investment Group, Inc. ("Distributor") is the principal underwriter and distributor of the Fund's shares and serves as the Fund's exclusive agent for the distribution of the Fund's shares.  The Distributor may sell the Fund's shares to or through qualified securities dealers or others.
ADDITIONAL INFORMATION ON EXPENSES
Fund Accounting and Administration Agreement.  The Nottingham Company ("Administrator") provides the Fund with administrative, fund accounting, and compliance services.  The Administrator receives compensation from the Fund at a maximum annual rate of 0.249% and is responsible for the coordination and payment of vendor services and other Fund expenses from such compensation.  Pursuant to this arrangement, the Administrator pays the following expenses: (i) compensation and expenses of any employees of the Trust and of any other persons rendering any services to the Fund; (ii) compensation for a chief compliance officer for the Trust; (iii) clerical and shareholder service staff salaries; (iv) office space and other office expenses; (v) fees and expenses incurred by the Fund in connection with membership in investment company organizations; (vi) fees and expenses of counsel to the Trustees who are not interested persons of the Fund and Trust; (vii) fees and expenses of counsel to the Fund and Trust engaged to assist with preparation of Fund and Trust documents and filings and provide other ordinary legal services; (viii) fees and expenses of independent public accountants to the Fund, including fees and expense for tax preparation; (ix) expenses of registering shares under federal and state securities laws; (x) insurance expenses; (xi) fees and expenses of the custodian, shareholder servicing, dividend disbursing and transfer agent, administrator, distributor, and accounting and pricing services agents of the Fund; (xii) expenses, including clerical expenses, of issue, sale, redemption, or repurchase of shares of the Fund; (xiii) the cost of preparing and distributing reports and notices to shareholders; (xiv) the cost of printing or preparing prospectuses and statements of additional information for delivery to the Fund's current shareholders; (xv) the cost of printing or preparing documents, statements or reports to shareholders; and (xvi) other expenses not specifically assumed by the Fund or Advisor.  The Administrator cannot recoup from the Fund any Fund expenses in excess of the administration fees payable under the Fund Accounting and Administration Agreement.
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Operating Plan.  The Advisor has entered into an Operating Plan with the Administrator under which it has agreed make the following payments to the Administrator: (i) when a Fund's assets are below $120 million, the Advisor pays the Administrator a fee based on the daily average net assets of the Fund; and (ii) when the consolidated fee collected by the Administrator is less than a designated minimum operating cost, then the Advisor pays the Administrator a fee that makes up the difference.  The Advisor is also obligated to pay the following Fund expenses under the Operating Plan: (i) marketing, distribution, and servicing expenses related to the sale or promotion of Fund shares that the Fund is not authorized to pay pursuant to the Investment Company Act; (ii) expenses incurred in connection with the organization and initial registration of shares of the Fund; (iii) expenses incurred in connection with the dissolution and liquidation of the Fund; (iv) expenses related to shareholder meetings and proxy solicitations; (v) fees and expenses related to legal, auditing, and accounting services that are in amounts greater than the limits or outside of the scope of ordinary services; and (vi) hiring employees and retaining advisers and experts as contemplated by Rule 0-1(a)(7)(vii) of the Investment Company Act.
The Operating Plan may be terminated by either party at the conclusion of the then current term upon: (i) written notice of non-renewal to the other party not less than sixty days prior to the end of the term, or (ii) mutual written agreement of the parties.  The Advisor cannot recoup from the Fund any amounts paid by the Advisor to the Fund's administrator under the Operating Plan.  If the Operating Plan is terminated when the Fund is at lower asset levels, the Administrator would likely need to terminate the Fund Accounting and Administration Agreement in order to avoid incurring expenses without reimbursement from the Advisor.  Unless other expense limitation arrangements were put in place, the Fund's expenses would likely increase.
Other Expenses.  The Fund is obligated to pay brokerage fees and commissions, taxes, borrowing costs (such as interest or dividend expenses on securities sold short), and acquired fund fees and expenses. The Fund will be separately responsible for any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.  All general Trust expenses are allocated among and charged to the assets of each separate fund series of the Trust (if any), on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each series or the nature of the services performed and relative applicability to each series.
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Acquired Fund Fees and Expenses.  In the summary section of the prospectus entitled "Fees and Expenses of the Fund," the "Acquired Fund Fees and Expenses" are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies.  "Acquired Fund Fees and Expenses" do not affect the Fund's actual operating costs and, therefore, are not included in the Fund's financial statements, which provide a clearer picture of the Fund's actual operating costs.  The "Total Annual Fund Operating Expenses" and "Net Annual Fund Operating Expenses" under "Fees and Expenses of the Fund" will not match the Fund's gross and net expense ratios reported in the Financial Highlights from the Fund's financial statements.  The ratios reported in the Financial Highlights reflect the operating expenses of the Funds without "Acquired Fund Fees and Expenses."
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INVESTING IN THE FUND
INITIAL INVESTMENT
The Fund's shares are sold and redeemed at net asset value.  Shares may be purchased by any account managed by the Advisor and any other financial intermediaries or broker-dealers authorized to sell shares of the Fund.  The minimum initial investment for purchasing No Load Shares is $5,000 ($2,000 for IRA and Keogh Plans) and the minimum additional investment is $500 ($100 for those participating in an automatic investment plan).  The Fund may, in the Advisor's sole discretion, waive the minimum investment required in some cases.
PURCHASE AND REDEMPTION PRICE
Determining the Fund's Net Asset Value.  The price at which you purchase or redeem shares is based on the next calculation of net asset value after an order is received in good form.  An order is considered to be in good form if it includes all necessary information and documentation related to a purchase or redemption request and, if applicable, payment in full of the purchase amount.  The Fund's net asset value per share is calculated by dividing the value of the Fund's total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of that Fund.  The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange, currently 4:00 p.m. Eastern time, Monday through Friday, except when the New York Stock Exchange closes earlier.  The Fund does not calculate net asset value on business holidays when the New York Stock Exchange is closed.
The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Board of Trustees.  In determining the value of the Fund's total assets, portfolio securities are generally valued at their market value by quotations from the primary market in which they are traded.  Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.  The Fund normally uses third party pricing services to obtain market quotations.  Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund's normal pricing procedures are valued in good faith by either a valuation committee or the Advisor in accordance with procedures established by, and under the supervision of, the Board of Trustees.  Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Fund's net asset value calculation.
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Pursuant to policies adopted by the Board of Trustees, the Advisor consults with the Fund's administrator on a regular basis regarding the need for fair value pricing.  The Advisor is responsible for notifying the Board of Trustees (or the Trust's Fair Value Committee) when it believes that fair value pricing is required for a particular security.  The Fund's policies regarding fair value pricing are intended to result in a calculation of the Fund's net asset value that fairly reflects portfolio security values as of the time of pricing.  A portfolio security's "fair value" price may differ from the price next available using the Fund's normal pricing procedures.  If such fair value price differs from the price that would have been determined using the Fund's normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the security were priced using the Fund's normal pricing procedures.  The performance of the Fund may also be affected if a portfolio security's fair value price were to differ from the security's price using the Fund's normal pricing procedures.  The Fund may also not be able to receive the portfolio security's fair value if the Fund should sell the security.  To the extent the Fund invests in other open-end investment companies that are registered under the Investment Company Act of 1940, the Fund's net asset value calculations are based upon the net asset value reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Other Matters.  Purchases and redemptions of shares by the same shareholder on the same day will be netted for the Fund.
PURCHASING SHARES
You can make purchases directly from the Fund by mail or bank wire.  In addition, brokers that are authorized designees of the Fund may receive purchase and redemption orders on behalf of the Fund.  These designated brokers are also authorized to designate other financial intermediaries to receive orders on behalf of the Fund.  Such orders will be deemed to have been received by the Fund when an authorized designee, or broker-authorized designee, receives the order, subject to the order being in good form.  The orders will be priced at the net asset value next computed after the orders are received by the authorized broker, or broker-authorized designee.  Orders received in good form before 4:00 p.m. Eastern Time will receive a share price based on that day's NAV and orders received after 4:00 p.m. Eastern Time will receive a price based on the next day's NAV.  Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent.
The Fund reserves the right to (i) refuse any request to purchase shares of the Fund for any reason or (ii) suspend its offering of shares at any time.  An investor that has placed a purchase order will be notified as soon as possible in such circumstances.
Regular Mail Orders.  Payment for shares must be made by check from a U.S. financial institution and payable in U.S. dollars.  Cash, money orders, and traveler's checks will not be accepted by the Fund.  If checks are returned due to insufficient funds or other reasons, your purchase will be canceled.  You will also be responsible for any losses or expenses incurred by the Fund and its administrator and transfer agent.  The Fund will charge a $35 fee and may redeem shares of the Fund owned by the purchaser or another identically registered account in another series of the Trust to recover any such losses.
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For regular mail orders, please complete a Fund Shares Application and mail it, along with your check made payable to the Fund, to:
Hillman Focused Advantage Fund
No Load Shares
c/o Nottingham Shareholder Services
116 South Franklin Street
Post Office Box 4365
Rocky Mount, North Carolina 27803-0365
The application must contain your Social Security Number or Taxpayer Identification Number.  If you have applied for a number prior to completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for your number.  Taxes are not withheld from distributions to U.S. investors if certain requirements of the Internal Revenue Service are met regarding the Social Security Number and Taxpayer Identification Number.
By sending your check to the Fund, please be aware that you are authorizing the Fund to make a one-time electronic debit from your account at the financial institution indicated on your check.  Your bank account will be debited as early as the same day the Fund receives your payment in the amount of your check.  Your original check will be destroyed once processed, and you will not receive your canceled check back.  If the Fund cannot post the transaction electronically, you authorize the Fund to present an image copy of your check for payment.
Bank Wire Purchases.  Purchases may also be made through bank wire orders.  To establish a new account or add to an existing account by wire, please call the Fund at 1-800-773-3863 for wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number.
Additional Investments.  You may also add to your account by mail or wire at any time by purchasing shares at the then current public offering price.  The minimum additional investment is $500.  Before adding funds by bank wire, please call the Fund at 1-800-773-3863 for wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number.  Mail orders should include, if possible, the "Invest by Mail" stub that is attached to your confirmation statement.  Otherwise, please identify your account in a letter accompanying your purchase payment.
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Purchases In Kind.  You may, if the Advisor approves, purchase shares of the Fund with securities that are eligible for purchase by the Fund (consistent with the Fund's investment restrictions, policies, and goal) and that have a value that is readily ascertainable in accordance with the Fund's valuation policies.  To ascertain whether your securities will qualify to be accepted as a purchase in kind for the Fund, please contact the Advisor at 1-800-773-3863.  If accepted, the securities will be valued using the same criteria and methods for valuing securities to compute the Fund's net asset value.
Automatic Investment Plan.  The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account.  With shareholder authorization and bank approval, the respective Fund will automatically charge the shareholder's checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month.  The shareholder may change the amount of the investment or discontinue the plan at any time by writing the appropriate Fund.
Stock Certificates.  The Fund normally does not issue stock certificates.  Evidence of ownership of shares is provided through entry in the Fund's share registry.  Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.
Important Information about Procedures for Opening a New Account.  Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act of 2001), the Fund is required to obtain, verify, and record information to enable the Fund to form a reasonable belief as to the identity of each customer who opens an account.  Consequently, when an investor opens an account, the Fund will ask for the investor's name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Fund to identify the investor.  The Fund may also ask to see the investor's driver's license or other identifying documents.  An investor's account application will not be considered "complete" and, therefore, an account will not be opened and the investor's money will not be invested until the Fund receives this required information.  If after opening the investor's account, the Fund is unable to verify the investor's identity after reasonable efforts, as determined by the Fund in its sole discretion, the Fund may (i) restrict further investments until the investor's identity is verified; and (ii) close the investor's account without notice and return the investor's redemption proceeds to the investor.  If the Fund closes an investor's account because the Fund was unable to verify the investor's identity, the Fund will value the account in accordance with the Fund's next net asset value calculated after the investor's account is closed.  In that case, the investor's redemption proceeds may be worth more or less than the investor's original investment.  The Fund will not be responsible for any losses incurred due to the Fund's inability to verify the identity of any investor opening an account.
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REDEEMING YOUR SHARES
Regular Mail Redemptions.  Regular mail redemption requests should be addressed to:
Hillman Focused Advantage Fund
No Load Shares
c/o Nottingham Shareholder Services
116 South Franklin Street
Post Office Box 4365
Rocky Mount, North Carolina 27803-0365
Regular mail redemption requests should include the following:
(1)	Your letter of instruction specifying the Fund, account number, and number of shares (or the dollar amount) to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;
(2)	Any required signature guarantees (see "Signature Guarantees" below); and
(3)	Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other entities.
Your redemption proceeds normally will be sent to you within 7 days after receipt of your redemption request.  The Fund may delay forwarding a redemption check for recently purchased shares while the Fund determines whether the purchase payment will be honored.  Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer.  In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request.
Telephone and Bank Wire Redemptions.  Unless you decline the telephone transaction privileges on your account application, you may redeem shares of the Fund by telephone.  You may also redeem shares by bank wire under certain limited conditions.  The Fund will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing, using the instructions above.
The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 919-882-9281).  The confirmation instructions must include the following:
(1)	Name of Fund;
(2)	Shareholder(s) name and account number;
(3)	Number of shares or dollar amount to be redeemed;
(4)	Instructions for transmittal of redemption proceeds to the shareholder; and
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(5)	Shareholder signature(s) as it/they appear(s) on the application then on file with the Fund.
Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above.  You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum).  Redemption proceeds cannot be wired on days in which your financial institution is not open for business.  You can change your redemption instructions anytime you wish by filing a letter with your new redemption instructions with the Fund.  See "Signature Guarantees" below.
The Fund, in its discretion, may choose to pass through to redeeming shareholders any charges imposed by the Fund's custodian for wire redemptions.  If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account.  Your bank or brokerage firm may also impose a charge for processing the wire.  If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by regular mail to the designated account.
You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-773-3863.  Redemption proceeds will only be sent to the financial institution account or person named in your Fund Shares Application currently on file with the Fund.  Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine.  The Fund will employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine.  The Fund will not be liable for any losses due to fraudulent or unauthorized instructions.  The Fund will also not be liable for following telephone instructions reasonably believed to be genuine.
Systematic Withdrawal Plan.  A shareholder who owns shares of the Fund valued at $10,000 or more at the current offering price may establish a systematic withdrawal plan to receive a monthly or quarterly check in a stated amount (not less than $100).  Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount.  The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash.  Call or write the Fund for an application form.
Minimum Account Size.  The Trustees reserve the right to redeem involuntarily any account having a net asset value of less than $5,000 (due to redemptions, exchanges, or transfers, and not due to market action) upon 30-days' prior written notice.  If the shareholder brings his account net asset value up to at least $5,000 during the notice period, the account will not be redeemed.  Redemptions from retirement accounts may be subject to federal income tax.
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Redemptions In Kind.  The Fund does not intend, under normal circumstances, to redeem its shares by payment in kind.  It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash.  In such cases, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund.  Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund's net asset value per share.  Shareholders receiving them bear the market risks associated with the securities until they have been converted into cash and would incur brokerage costs when these securities are sold.  An irrevocable election has been filed under Rule 18f-1 of the Investment Company Act of 1940, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any share-holder of record of that Fund who redeems during any 90-day period, the lesser of (i) $250,000 or (ii) 1% of the Fund's net asset value at the beginning of such period.
Signature Guarantees.  To protect your account and the Fund from fraud, signature guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account.  Signature guarantees are generally required for (i) change of registration requests; (ii) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (iii) transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (iv) redemption requests in excess of $50,000.  Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.
Miscellaneous.  The Fund reserves the right to delay the distribution of redemption proceeds involving recently purchased shares until the check for the recently purchased shares has cleared, which may take up to 15 days from the date of purchase.  The Fund may suspend redemption, if permitted by the Investment Company Act of 1940, for any period during which the New York Stock Exchange is closed or during which trading is restricted by the Securities and Exchange Commission or if the Securities and Exchange Commission declares that an emergency exists.  Redemptions may also be suspended during other periods permitted by the Securities and Exchange Commission for the protection of each of the Fund's shareholders.  During drastic economic and market changes, telephone redemption privileges may be difficult to implement.
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PURCHASING OR REDEEMING SHARES
 THROUGH A FINANCIAL INTERMEDIARY
Certain financial intermediaries have agreements with the Fund that allow them to enter purchase or redemption orders on behalf of clients and customers.  These orders will be priced at the NAV next computed after the orders are received by the financial intermediary, subject to the order being in good form.  Orders received in good form by the financial intermediary before 4:00 p.m. Eastern Time will receive a share price based on that day's NAV and orders received after 4:00 p.m. Eastern Time will receive a price based on the next day's NAV.  You should look to the financial intermediary through whom you wish to invest for specific instructions on how to purchase or redeem shares of the Fund.
FREQUENT PURCHASES AND REDEMPTIONS
Frequent purchases and redemptions of Fund shares by a shareholder, known as frequent trading, present a number of risks to the Fund's other shareholders.  These risks include dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund's portfolio holdings, and increased brokerage and administration costs.  Due to the potential of a thin market for some of the Fund's portfolio securities, as well as overall adverse market, economic, political, or other conditions that may affect the sale price of portfolio securities, the Fund could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions.  Frequent trading may also increase portfolio turnover, which may in turn result in increased capital gains taxes for shareholders.
The Board of Trustees has adopted a policy that is intended to discourage frequent trading by shareholders.  The Fund does not accommodate frequent trading.  Under the adopted policy, the Fund's transfer agent provides a daily record of shareholder trades to the Advisor.  The Fund's transfer agent also monitors and tests shareholder purchase and redemption orders for frequent trading.  The Advisor has the discretion to limit investments, by refusing further purchase and exchange orders, from a shareholder that the Advisor believes has a pattern of trades not in the best interests of the other shareholders.  In addition to this discretionary policy, the Fund will also limit investments from any shareholder account that, on two or more occasions during a 60 calendar day period, purchases and redeems shares over a period of less than ten days having a redemption amount within ten percent of the purchase amount and greater than $10,000.  In the event such a purchase and redemption pattern occurs, the shareholder account and any other account with the same taxpayer identification number will be precluded from investing in the Fund for at least 30 calendar days after the second redemption transaction.
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The Fund and Advisor intend to apply this policy uniformly, except that the Fund may not be able to identify or determine that a specific purchase or redemption is part of a pattern of frequent trading or that a specific shareholder is engaged in frequent trading, particularly with respect to transactions made through omnibus accounts or accounts opened through financial intermediaries such as broker-dealers and banks.  Omnibus account arrangements permit multiple investors to aggregate their respective share ownership and to purchase, redeem, and exchange Fund shares without the identity of the individual shareholders being immediately known to the Fund.  Like omnibus accounts, accounts opened through financial intermediaries normally permit shareholders to purchase, redeem, and exchange Fund shares without the identity of the shareholder being immediately known to the Fund.  Consequently, the ability of the Fund to monitor and detect frequent trading through omnibus and intermediary accounts is limited, and there is no guarantee that the Fund can identify shareholders who might be engaging in frequent trading through these accounts or curtail such trading.
In addition, this policy will not apply if the Advisor determines that a purchase and redemption pattern does not constitute frequent trading, such as inadvertent errors that result in frequent purchases and redemptions.  Inadvertent errors shall include purchases and/or redemptions made unintentionally or by mistake (e.g., where a shareholder unintentionally or mistakenly invests in the Fund and redeems immediately after recognizing the error).  The shareholder shall have the burden of proving to the sole satisfaction of the Advisor that a purchase and redemption pattern was the result of an inadvertent error.  In such a case, the Advisor may choose to allow further purchase and exchange orders from such shareholder.
24

OTHER IMPORTANT INFORMATION
DIVIDENDS, DISTRIBUTIONS, AND TAXES
The following information is meant as a general summary for U.S. taxpayers.  Additional tax information appears in the Statement of Additional Information.  Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences of investing in the Fund.
The Fund will distribute most of its income and realized gains to shareholders every year.  Income dividends paid by the Fund derived from net investment income, if any, and capital gains distributions, if any, will generally be paid at least annually.  Shareholders may elect to take dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares.  Although the Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions, regardless of whether distributions are paid by the Fund in cash or are reinvested in additional Fund shares.  Such distributions may be taxed as ordinary income or capital gains (which may be taxable at different rates depending on the length of time the Fund held its assets).  Distributions may be subject to state and local taxes, as well as federal taxes.
In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder's holding period for the Fund shares.  An exchange of shares may be treated as a sale and any gain may be subject to tax.
As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals (presently 28%) for all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding.  Backup withholding is not an additional tax; rather, it is a way in which the Internal Revenue Service ensures it will collect taxes otherwise due.  Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.
Shareholders should consult with their own tax advisors to ensure that distributions and sale of Fund shares are treated appropriately on their income tax returns.
BENCHMARK DESCRIPTIONS
The Fund compares its performance to standardized indices or other measures of investment performance.  In particular, the Fund compares its performance to the S&P 500 Total Return Index, which is generally considered to be representative of the performance of common stocks in the United States securities markets.  Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters, or financial periodicals.
25

FINANCIAL HIGHLIGHTS
The financial highlights table below is intended to help you understand the financial performance of the Fund's No Load Shares for the last five fiscal years.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).  The financial data included in the table below have been derived from audited financial statements of the Fund.  The financial data in the table for each fiscal year have been audited by BBD, LLP, an independent registered public accounting firm, whose report covering such years is incorporated by reference into the Statement of Additional Information.  This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also incorporated by reference into the Statement of Additional Information, copies of which may be obtained at no charge by calling the Fund.  Further information about the performance of the Fund is contained in the Annual Reports of the Fund, copies of which may also be obtained at no charge by calling the Fund at 1-800-773-3863.
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The Hillman Focused Advantage Fund
 No Load Shares
For a share outstanding during Fiscal years ended September 30,	2015	2014	2013	2012	2011
Net asset value, beginning of year	$17.26	$14.27	$11.79	$9.77	$10.46
Income (Loss) from investment operations: Net investment income Net realized and unrealized gain (loss) on investments Total from investment operations	0.09 (0.88) (0.79)	0.08 2.97 3.05	0.03 2.48 2.51	0.05(b) 2.01 2.06	0.07 (0.73) (0.66)
Less distributions: Dividends (from net investment income) Total distributions	(0.08) (0.08)	(0.06) (0.06)	(0.03) (0.03)	(0.04) (0.04)	(0.03) (0.03)
Net asset value, end of year (a)	$16.39	$17.26	$14.27	$11.79	$9.77
Total return	(4.62)%	21.39%	21.38%	21.09%	(6.38)%(a)
Net Assets, end of year (in thousands)	$32,933	$32,850	$28,187	$23,817	$10,651
Ratio of net expenses to average net assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income to average net assets	0.53%	0.51%	0.39%	0.41%	0.58%
Portfolio Turnover Rate	67.77%	55.51%	118.67%	39.09%	16.10%
(a)  Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
 (b)  Per share amounts calculated using the average shares method, which more appropriately presents the share data for the period.

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ADDITIONAL INFORMATION

HILLMAN FOCUSED ADVANTAGE FUND
NO LOAD SHARES

Additional information about the Fund is available in the Fund's Statement of Additional Information, which is incorporated by reference into this Prospectus.  Additional information about the Fund's investments is also available in the Fund's Annual and Semi-annual Reports to shareholders.  The Fund's Annual Reports include a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.
The Statement of Additional Information and the Annual and Semi-annual Reports are available free of charge on the Fund's website listed below and upon request (you may also request other information about the Fund or make shareholder inquiries) as follows:
By telephone:	1-800-773-3863

By mail:	Hillman Focused Advantage Fund
No Load Shares
c/o Nottingham Shareholder Services
116 South Franklin Street
Post Office Box 4365
Rocky Mount, North Carolina 27803-0365

By e-mail:	info@ncfunds.com

On the Internet:	www.hillmancapital.com

Information about the Fund (including the Statement of Additional Information) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.  Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-551-8090.  Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File Number 811-10085

STATEMENT OF ADDITIONAL INFORMATION

THE HILLMAN FOCUSED ADVANTAGE FUND

NO LOAD SHARES

NASDAQ Symbol HCMAX

A series of the
HILLMAN CAPITAL MANAGEMENT INVESTMENT TRUST
116 South Franklin Street, Post Office Box 69
Rocky Mount, North Carolina 27802-0069
Telephone 1-800-773-3863

January 28, 2016

Table of Contents

ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES	2
INVESTMENT LIMITATIONS	8
PORTFOLIO TRANSACTIONS	9
NET ASSET VALUE	11
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	12
DESCRIPTION OF THE TRUST	13
ADDITIONAL INFORMATION CONCERNING TAXES	14
MANAGEMENT AND OTHER SERVICE PROVIDERS	16
SPECIAL SHAREHOLDER SERVICES	24
DISCLOSURE OF PORTFOLIO HOLDINGS	26
FINANCIAL STATEMENTS	27
APPENDIX A – DESCRIPTION OF RATINGS	28
APPENDIX B – PROXY VOTING POLICIES	32

This Statement of Additional Information ("SAI") is meant to be read in conjunction with the Prospectus, dated the same date as this SAI, for the No Load Shares of The Hillman Focused Advantage Fund (the "Fund") and is incorporated by reference in its entirety into the Prospectus.  Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein.  Information from the Annual Report to shareholders is incorporated by reference into this SAI.  Copies of the Fund's Prospectus and Annual Report may be obtained at no charge by writing or calling the Fund at the address and phone number shown above.  Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES
The Hillman Focused Advantage Fund ("Fund") is a non-diversified series of the Hillman Capital Management Investment Trust ("Trust").  Prior to July 7, 2005, the Fund was known as "The Hillman Aggressive Equity Fund."  The Trust is an open-end management investment company registered with the Securities and Exchange Commission ("SEC") and was organized on July 14, 2000 as a Delaware statutory trust.  The following policies supplement the Fund's investment objective and policies as set forth in the Prospectus for the Fund.  Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by nationally recognized statistical rating organizations for certain securities in which the Fund may invest.  Appendix B contains copies of the Trust's Proxy Voting and Disclosure Policy and the Advisor's Proxy Voting Policy and Procedures.
General Investment Risks.  All investments in securities and other financial instruments involving a risk of financial loss.  No assurance can be given that the Fund's investment program will be successful.  Investors should carefully review the descriptions of the Fund's investments and their risks in this SAI and the Prospectus.
Repurchase Agreements.  The Fund may acquire U.S. government securities or corporate debt securities subject to repurchase agreements.  A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future.  The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.  Delivery pursuant to the resale generally will normally occur within one to seven days of the purchase.
Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended ("1940 Act"), collateralized by the underlying security.  The Trust's Board of Trustees (each a "Trustee" and collectively, "Trustees") has implemented procedures to monitor on a continuous basis the value of the collateral serving as security for any repurchase obligations. Hillman Capital Management, Inc. ("Advisor"), the Fund's investment advisor, will consider the creditworthiness of the vendor.  If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral.  The Fund's risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral.  The Fund will not enter into any repurchase agreement that would cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days.
Money Market Instruments.  The Fund may invest in money market instruments which may include U.S. government securities or corporate debt securities (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund.  Money market instruments also may include Banker's Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes").  Banker's Acceptances are time drafts drawn on and "accepted" by a bank.  When a bank "accepts" such a time draft, it assumes liability for its payment.  When the Fund acquires a Banker's Acceptance the bank which "accepted" the time draft is liable for payment of interest and principal when due.  The Banker's Acceptance carries the full faith and credit of such bank.  A Certificate of Deposit ("CD") is an unsecured interest-bearing debt obligation of a bank.  Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation or other borrower.  Commercial Paper maturities generally range from 2 to 270 days and it is usually sold on a discounted basis rather than as an interest-bearing instrument.  The Fund will invest in Commercial Paper only if it is rated one of the top two rating categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), or Fitch Investors Service, Inc. ("Fitch") or, if not rated, is of equivalent quality in the Advisor's opinion.  Commercial Paper may include Master Notes of the same quality.  Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest.  Master Notes will be acquired by the Fund only through the Master Note program of the Fund's custodian bank, acting as administrator thereof.  The Advisor will monitor, on an ongoing basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Fund.

Investment Companies.  Federal securities laws limit the extent to which the Fund can invest in other investment companies.  Consequently, the Fund will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company's total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund's total assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund's total assets, except as otherwise permitted by SEC rules.  To the extent the Fund invests in other investment companies, the shareholders of the Fund would indirectly pay a portion of the operating costs of the underlying investment companies.  These costs include management, brokerage, shareholder servicing and other operational expenses.  Shareholders of the Fund would then indirectly pay higher operational costs than if they owned shares of the underlying investment companies directly.
Illiquid Investments.  The Fund may invest up to 15% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued.  This restriction is not limited to the time of purchase.  Under the supervision of the Trustees, the Advisor determines the liquidity of the Fund's investments and, through reports from the Advisor, the Trustees monitor investments in illiquid instruments.  In determining the liquidity of the Fund's investments, the Advisor may consider various factors including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment).  Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days.  If, through a change in values, net assets, or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.  Investment in illiquid securities poses risks of potential delays on resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund may be unable to dispose of illiquid securities promptly or at reasonable prices.
Corporate and Municipal Debt Securities.  The Fund may invest in fixed income investments, including corporate, municipal, or other government debt securities.  Corporate and municipal debt obligations purchased by the Fund may be any credit quality, maturity, or yield.  Accordingly, the Fund's debt securities may include "investment grade" securities (those rated at least Baa by Moody's, BBB by S&P or Fitch or, if not rated, of equivalent quality in the Advisor's opinion).  In addition, the Fund's debt securities may include lower-rated debt securities including, without limitation, junk bonds.  Debt obligations rated Baa by Moody's or BBB by S&P or Fitch may be considered speculative and are subject to risks of non-payment of interest and principal.  Debt obligations rated lower than Baa by Moody's or lower than BBB by S&P or Fitch are generally considered speculative and subject to significant risks of non-payment of interest and principal.  Descriptions of the quality ratings of Moody's, S&P, and Fitch are attached as Appendix A to this SAI.  While the Advisor utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness.
U.S. Government Securities.  The Fund may invest in U.S. Government securities, defined to be U.S. Government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. Government such as Government National Mortgage Association ("GNMA") as well as obligations of U.S. Government authorities, agencies, and instrumentalities such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Housing Administration ("FHA"), Federal Farm Credit Bank ("FFCB"), Federal Home Loan Bank ("FHLB"), Student Loan Marketing Association ("SLMA"), and The Tennessee Valley Authority.  U.S. Government securities may also be acquired subject to repurchase agreements.  While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, others are not.  No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities that are not supported by the full faith and credit of the U.S. government, since it is not obligated to do so by law.  The guarantee of the U.S. Government does not extend to the yield or value of the Fund's shares.

Options.  The Fund may purchase and write put and call options on securities.  The purchase and writing of options involves certain risks.  During the option period, a call writer that holds the underlying security has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.  The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.  If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option.  Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.  There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position.  Furthermore, if trading restrictions or suspensions are imposed on the options market, the Fund may be unable to close out a position.
To the extent that the Fund invests in options, the Fund will comply with the applicable requirements of the Investment Company Act of 1940 and the guidance of no-action letters issued by the Securities and Exchange Commission, including Investment Company Act Release No. 10666 (Apr. 18, 1979).  The Fund may write a call or put option only if the option is "covered" by holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option.  A written call option creates a potential obligation to sell the underlying security.  In order to make sure that this obligation can be met, the Fund could (i) hold the security underlying the written option; (ii) hold an offsetting call option (one with a strike price that is the same or lower than the strike price of the written option); or (iii) segregate cash and liquid securities (which can be cash, U.S. Government securities, and other liquid debt or equity securities) that when added to collateral on deposit equals the market value of the underlying security.  A written put option creates a potential obligation to buy the underlying security.  In order to make sure that this obligation can be met, the Fund could (i) sell short the underlying security at the same or higher price than the strike price of the written put option; (ii) hold an offsetting put option (one with a strike price that is the same or higher than the strike price of the written option); or (iii) segregate cash and liquid securities that when added to collateral on deposit equals the strike price of the option.
Short Sales.  The Fund may sell securities short.  A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.  When the Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security.  The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.
If the price of the security sold short increases between the time of the short sale and the time the Fund covers the short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain.  Any gain will be decreased, and any loss increased, by the transaction costs described above.  The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
To the extent the Fund sells securities short, the Fund will take measures that assure its obligation to purchase the security in the future will be met, including (i) holding the security sold short (selling short "against the box"); (ii) holding an offsetting call option (one with a strike price that is the same or lower than the price at which the security was sold short); or (iii) segregating liquid assets (which can be cash, U.S. Government securities, and other liquid debt or equity securities) on the Fund's books or in a segregated account at the Fund's custodian in an amount sufficient to cover the current value of the securities to be replaced as well as any dividends, interest, and transaction costs due to the broker-dealer lender.  In determining the amount to be segregated, any securities that have been sold short by the Fund will be marked to market daily.  To the extent the market price of the securities sold short increases and more assets are required to meet the Fund's short sale obligations, additional assets will be segregated to ensure adequate coverage of the Fund's short position obligations.  If the Fund does not have the assets to cover a short sale, then the Fund's potential losses on the short will be unlimited because the security's price may appreciate indefinitely.  .Under no circumstances will the Advisor commit more than 25% of the Fund's assets to short sales "against the box."

Futures Contracts.  A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future.  Futures contracts are designated by boards of trade which have been designated "contracts markets" by the Commodities Futures Trading Commission ("CFTC").  No purchase price is paid or received when the contract is entered into.  Instead, the Fund, upon entering into a futures contract (and to maintain the Fund's open positions in futures contracts), would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or liquid, high-grade debt securities, known as "initial margin."  The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract.  Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.  By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.
If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin.  However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.  These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market."  The Fund expects to earn interest income on its initial and variation margin deposits.
The Fund will incur brokerage fees when they purchase and sell futures contracts.  Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions that may result in a gain or a loss.  While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for the Fund to do so.  A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.
In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the Securities and Exchange Commission.  Under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account  (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit).  However, segregation of assets is not required if the Fund "covers" a long position. For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established).
Securities Index Futures Contracts.  Purchases or sales of securities index futures contracts may be used in an attempt to protect the Fund's current or intended investments from broad fluctuations in securities prices.  A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract.  On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out.  Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.
By establishing an appropriate "short" position in index futures, the Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities.  Alternatively, in anticipation of a generally rising market, the Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired.  To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

Options on Futures Contracts.  The Fund may purchase and write exchange-traded call and put options on futures contracts.  These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading.  A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires.  A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires.
The Fund will write only options on futures contracts that are "covered."  the Fund will be considered "covered" with respect to a put option it has written if, so long as it is obligated as a writer of the put, the Fund segregates with its custodian cash, U.S. government securities or liquid securities at all times equal to or greater than the aggregate exercise price of the puts it has written (less any related margin deposited with the futures broker).  the Fund will be considered "covered" with respect to a call option it has written on a debt security future if, so long as it is obligated as a writer of the call, the Fund owns a security deliverable under the futures contract.  the Fund will be considered "covered" with respect to a call option it has written on a securities index future if the Fund owns, so long as the Fund is obligated as the writer of the call, securities the price changes of which are, in the opinion of the Advisor, expected to replicate substantially the movement of the index upon which the futures contract is based.
Upon the exercise of a call option, the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market.  Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market.  When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account and must be immediately paid by the writer.  However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights.  Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.
If the Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position.  If the option is not exercised, the particular Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Fund.  If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.
Options on futures contracts can be used by the Fund to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts.  If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.  Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts, since the potential loss is limited to the amount of the premium plus related transaction costs.
The purchase of put options on futures contracts is a means of hedging against a general decline in market prices.  The purchase of a call option on a futures contract represents a means of hedging against a market advance when the particular Fund is not fully invested.
The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities.  If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of the Fund's holdings of securities.  The writing of a put option on a futures contract is analogous to the purchase of a futures contract in that it hedges against an increase in the price of securities the Fund intends to acquire.  However, the hedge is limited to the amount of premium received for writing the put.

Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts.  Futures contracts and options on futures contracts can be volatile instruments and involve certain risks.  If the Advisor applies a hedge at an inappropriate time or judges market movements incorrectly, options and futures strategies may lower the Fund's return.  The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its position because of an illiquid market.  The Fund will not engage in transactions in futures contracts and related options for speculation.  In addition, the Fund will not purchase or sell futures contracts or related options unless either (i) the futures contracts or options thereon are purchased for "bona fide hedging" purposes (as defined under the CFTC regulations) or (ii) if purchased for other purposes, the sum of the amounts of initial margin deposits on the Fund's existing futures and premiums required to establish non-hedging positions, less the amount by which any such options positions are "in-the-money" (as defined under CFTC regulations) would not exceed 5% of the liquidation value of the Fund's total assets.  In instances involving the purchase of futures contracts or the writing of put options thereon by the Fund, an amount of cash and cash equivalents, equal to the cost of such futures contracts or options written (less any related margin deposits), will be deposited in a segregated account with the Fund's custodian, thereby ensuring that the use of such futures contracts and options is unleveraged.  In instances involving the sale of futures contracts or the writing of call options thereon by the Fund, the securities underlying such futures contracts or options will at all times be maintained by the Fund or, in the case of index futures and related options, the Fund will own securities the price changes of which are, in the opinion of the Advisor, expected to replicate substantially the movement of the index upon which the futures contract or option is based.
Forward Commitment & When-Issued Securities.  The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price.  In such purchase transactions, the Fund will not accrue interest on the purchased security until the actual settlement.  Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale.  When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale.  As a result, the exposure to the counterparty of the purchase or sale is increased.  Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Advisor feels such action is appropriate.  In such a case, the Fund could incur a short-term gain or loss.
Foreign Securities.  The Fund may invest directly in foreign securities traded on U.S. national exchanges or over-the-counter domestic exchanges; foreign securities represented by American Depository Receipts ("ADRs"), as described below; and foreign securities traded on foreign exchanges.  The Fund may also invest in foreign currency-denominated fixed-income securities.  Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments.  For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws.  Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers.  Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Fund, political or financial instability, or diplomatic and other developments which could affect such investments.  Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States.  Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility.  Additional costs associated with an investment in foreign securities may include higher custodial fees than would apply to domestic custodial arrangements, and transaction costs of foreign currency conversions.  Certain foreign governments levy withholding taxes on dividend and interest income.  Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income that the Fund receives from its investments.

ADRs provide a method whereby the Fund may invest in securities issued by companies whose principal business activities are outside the United States.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities, and may be issued as sponsored or unsponsored programs.  In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs.  In unsponsored programs, the issuer may not be directly involved in the creation of the program.  Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.
Defensive Investments.  As a temporary defensive measure in response to adverse market, economic, political, or other conditions, the Fund may determine from time to time that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, and, to the extent permitted by applicable law and the Fund's investment restrictions, shares of other investment companies.  To the extent that the Fund invests in such securities as a defensive position, it will not be pursuing and may not achieve its investment objectives.  Under normal circumstances, however, the Fund will also hold money market or repurchase agreement instruments for funds awaiting investment to accumulate cash for anticipated purchases of portfolio securities, allow for shareholder redemptions, and provide for the Fund's operating expenses.
INVESTMENT LIMITATIONS
The Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund.  A "majority" for this purpose, means, with respect to the Fund, the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented or (ii) more than 50% of its outstanding shares.  Unless otherwise indicated, percentage limitations apply at the time of purchase.
As a matter of fundamental policy, the Fund may not:
(1)	Invest for the purpose of exercising control or management of another issuer;
(2)	Invest in interests in real estate, real estate mortgage loans, real estate limited partnerships, oil, gas or other mineral exploration or development programs or leases, except that the Fund may invest in the readily marketable securities of companies which own or deal in such things; purchase or sell commodities or commodities contracts (although it may purchase put options on stock index futures, put options on financial futures, stock index futures contracts, and put options on portfolio securities, and may write covered call options);
(3)	Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities;
(4)	Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);
(5)            Participate on a joint or joint and several basis in any trading account in securities;
(6)
Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations), but the Fund MAY invest more than 25% of the value of its total assets in one or more sectors as described under the non-fundamental operating restrictions below;

(7)            Make loans of money or securities, except that the Fund may invest in repurchase agreements; or
(8)            Issue senior securities, borrow money, or pledge its assets.

The Fund has adopted a number of non-fundamental operating restrictions.  These restrictions may be changed by the Trustees without shareholder approval.  Under these non-fundamental operating restrictions, the Fund may not
(1)
Invest more than 25% of the value of its total assets in any one sector, EXCEPT that the Fund may invest more than 25% of the value of its total assets in one or more of the following sectors: financial sector, healthcare sector, retail sector, and technology sector.

(2)
Invest in the securities of any issuer if any of the officers or Trustees of the Trust or its investment advisor own beneficially more than 1/2 of 1% of the outstanding securities of such issuer or together own more than 5% of the outstanding securities of such issuer; or

(3)
Invest more than 10% of the value of its net assets in repurchase agreements having a maturity of longer than seven days or other not readily marketable securities; included in this category are any assets for which an active and substantial market does not exist at the time of purchase or subsequent valuation.

Percentage restrictions stated as an investment policy or investment limitation (other than those involving illiquid securities and borrowings) apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation.
With respect to fundamental investment limitation #6 above, the Fund cannot invest more than 25% of its total assets in any one industry or group of industries, but may invest more than 25% of its total assets in the sectors described above.  For example, the Fund might invest more than 25% of its total assets in the financial sector, but would not invest more than 25% of its total assets in a particular industry in the financial sector, such as banking or insurance.
The Fund will not make additional investments in securities when outstanding borrowings exceed 5% of the Fund's total assets.
Senior securities generally include any obligation or instrument issued by a fund evidencing indebtedness. The Investment Company Act of 1940 generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, written options, firm commitment agreements, and standby commitments, with appropriate earmarking or segregation of assets to cover such obligations.  The Fund's specific policies for segregation of assets are described in "Additional Information About Investment Policies" above.
PORTFOLIO TRANSACTIONS
Subject to the general supervision of the Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.
The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period.  The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less.  Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment.  Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objectives.  High rates of portfolio turnover could lower performance of the Fund due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates.
Purchases of money market instruments by the Fund are made from dealers, underwriters and issuers.  The Fund currently does not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis by a dealer acting as principal for its own account without a stated commission.  The price of the security, however, usually includes a profit to the dealer.  Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.  When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions.  On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers.  Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, which may include a dealer mark-up, or otherwise involve transactions directly with the issuer of an instrument.
Normally, most of the Fund's fixed income portfolio transactions will be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer mark-up.  With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.
The Fund may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group.  The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund's interest.
The Fund has adopted, and the Trustees have approved, policies and procedures relating to the direction of mutual fund portfolio securities transactions to broker-dealers.  In accordance with the these policies and procedures, in executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for the Fund.  In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.  The Advisor may not give consideration to sales of shares of the Fund as a factor in selecting broker-dealers to execute portfolio securities transactions.  The Advisor may, however, place portfolio transactions with broker-dealers that promote or sell the Fund's shares so long as such transactions are done in accordance with the policies and procedures established by the Board that are designed to ensure that the selection is based on the quality of the broker-dealer's execution and not on its sales efforts.  The Advisor is authorized to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.
Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Fund.  The Trustees will periodically review any commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund.  It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Advisor.  Conversely, the Fund may be the primary beneficiary of the research or services received as a result of securities transactions effected for such other account or investment company.
The Advisor may also utilize a brokerage firm affiliated with the Trust or the Advisor if it believes it can obtain the best execution of transactions from such broker.  The Fund will not execute portfolio transactions through, acquire securities issued by, make savings deposits in or enter into repurchase agreements with the Advisor or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC.  In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor, or an affiliated person of the Advisor, is a member, except to the extent permitted by the SEC.  Under certain circumstances, the Fund may be at a disadvantage because of these limitations in comparison with other investment companies that have similar investment objectives but are not subject to such limitations.

Investment decisions for the Fund will be made independently from those for the other Fund and any other series of the Trust, and for any other investment companies and accounts advised or managed by the Advisor.  Such other investment companies and accounts may also invest in the same securities as the Fund.  To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for another Fund or other investment companies or accounts in executing transactions.  When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account.  In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.
For the fiscal years ended September 30, 2015, September 30, 2014, and 2013, the Fund paid brokerage commissions of $99,851, $54,599, and $55,852 respectively.  The increase in brokerage commissions paid by the Fund for the fiscal year ended September 30, 2015 from the prior year was primarily due to inflows that increased the Fund's assets under management.
NET ASSET VALUE
The net asset value per share of the Fund is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE").  The net asset value per share of the Fund is not calculated on business holidays when the NYSE is closed.  The NYSE generally recognizes the following holidays: New Year's Day, Martin Luther King, Jr., Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  Any other holiday recognized by the NYSE will be deemed a business holiday on which the net asset value per share of the Fund will not be calculated.
The net asset value per share of the Fund is calculated separately by adding the value of the Fund's securities and other assets belonging to the Fund, subtracting the liabilities charged to the Fund, and dividing the result by the number of outstanding shares of the Fund.  "Assets belonging to" the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any Fund or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular Fund.  Assets belonging to the Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust's series at the time of allocation or in accordance with other allocation methods approved by the Trustees.  Subject to the provisions of the Trust Instrument, determinations by the Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund are conclusive.
The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees.    Using methods approved by the Trustees, the assets of the Fund are generally valued as follows:
•
Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made.  Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund.

•	Securities that are listed on an exchange and which are not traded on the valuation date are valued at the bid price.
•	Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price.

•	Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value.
•
Options are valued at their last quoted sales price at the valuation time.  If an option is not traded on the valuation date, the option is priced at the mean of the last quoted bid and ask prices at the valuation time.  Options will be valued on the basis of prices provided by pricing services when such prices are reasonably believed to reflect the market value of such options and may include the use of composite or NBBO pricing information provided by the pricing services.  An option may be fair valued when (i) the option does not trade on the valuation date and a reliable last quoted bid and ask price at the valuation time are not readily available or (ii) the Fund's investment advisor or Fund management does not believe the prices provided by the pricing services reflect the market value of such option.

•
Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Trustees.  Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

•	Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
Reference is made to "Purchasing Shares" and "Redeeming Your Shares" in the Prospectus for more information concerning how to purchase and redeem shares.  The following information supplements the information regarding share purchases and share redemptions in the Prospectus:
Purchases.  Shares of the Fund are offered and sold on a continuous basis and may be purchased through authorized investment dealers or directly by contacting the Fund's distributor, Capital Investment Group, Inc. ("Distributor"), or the Fund directly.  Selling dealers have the responsibility of transmitting orders promptly to the Fund.  The purchase price of shares of the Fund is based on the net asset value next determined after the order is received, subject to the order being accepted by the Fund in good form.  Net asset value is normally determined at the time regular trading closes on the NYSE on days the NYSE is open for regular trading, as described under "Net Asset Value" above.  The net asset value per share of the Fund is not calculated on business holidays when the NYSE is closed.  An order received prior to the time regular trading closes on the NYSE will be executed at the price calculated on the date of receipt and an order received after the time regular trading closes on the NYSE will be executed at the price calculated as of that time on the next business day.
The Fund reserves the right in its sole discretion to (i) suspend the offering of its shares; (ii) reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders; and (iii) reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.
Dealers.  The Distributor, at its expense, may also provide additional compensation to dealers in connection with sales of shares of the Fund.  Compensation may include financial assistance to dealers in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other dealer-sponsored special events.  In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares.  Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature.  Dealers may not use sales of the Fund shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory organization, such as the Financial Industries Regulatory Authority.  None of the aforementioned compensation is paid for by the Fund or its shareholders.

Plan Under Rule 12b-1.  Until its termination on June 28, 2013, the Trust had adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan") for the Fund (see "Management of the Fund – The Distributor – Distribution Plan" in the Fund's Prospectus). Under the Distribution Plan, the Fund was permitted to annually expend a percentage of the Fund's average net asset value to finance any activity which was primarily intended to result in the sale of Fund shares and the servicing of shareholder accounts with respect to those shares.
For the fiscal year ended September 30, 2013, $49,775 in fees were incurred by the Fund.  The Plan was terminated as of June 28, 2013. Payments under the Fund's 12b-1 Plans for the fiscal year ended September 30, 2012 totaled $37,127, $1,094, and $2,187 for the No Load Shares, Class A Shares, and Class C Shares, respectively, of the Fund.
Redemptions.  Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; or (iv) an emergency exists as determined by the SEC.  The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.
In addition to the situations described in the Prospectus under "Investing in the Fund – Redeeming Your Shares," the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder, to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time, or to close a shareholder's account if the Fund is unable to verify the shareholder's identity. Such redemptions will not be subject to an otherwise applicable contingent deferred sales charge.
DESCRIPTION OF THE TRUST
The Trust, which is an unincorporated statutory trust organized under Delaware law on July 14, 2000, is an open-end investment management company.  The Trust Instrument of the Trust authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series.  The Trust Instrument currently provides for the shares of one series, The Hillman Focused Advantage Fund, managed by Hillman Capital Management, Inc. of Bethesda, Maryland.  The Fund offers a single class of shares: No Load Shares.  The number of shares of each series shall be unlimited.  The Trust normally does not issue share certificates.
In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series.  Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder.  If there are any assets, income, earnings, proceeds, funds, or payments that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.
Shareholders of all of the series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class.  Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter.  A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class.  Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series.  However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.  Rights of shareholders can only be modified by a majority vote.

When used in the Prospectus or this SAI, a "majority" of shareholders means the vote of the lesser of (i) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Trust or the applicable series or class.
When issued for payment as described in the Prospectus and this SAI, shares of the Fund will be fully paid and non-assessable.
The Trust Instrument provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from a Trustee's bad faith, willful misfeasance, gross negligence, or reckless disregard of duties.  It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust.  With the exceptions stated, the Trust Instrument provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.
ADDITIONAL INFORMATION CONCERNING TAXES
The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus.  No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders.  The discussions here and in the Prospectus are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof, and which may be changed by legislative, judicial, or administrative action.  Investors are advised to consult their tax advisors with specific reference to their own tax situations.
Each series of the Trust, including the Fund, will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended ("Code"), and intends to qualify or remain qualified as a regulated investment company under Subchapter M of the Code.  In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year.  At least 90% of the gross income of each series must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the series' business of investing in such stock, securities or currencies.  Any income derived by a series from a partnership or trust is treated as derived with respect to the series' business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.
An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year.  In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the fund nor more than 10% of the outstanding voting securities of such issuer.  In addition, not more than 25% of the value of the fund's total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer; the securities of two or more issuers (other than securities of another regulated investment company) if the issuers are controlled by the Fund and they are, pursuant to Internal Revenue Service Regulations, engaged in the same or similar or related trades or businesses; or the securities of one or more publicly traded partnerships.  The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

The 2003 Jobs and Growth Tax Relief Reconciliation Act reduced the federal tax rate on most dividends paid by U.S. corporations to individuals after December 31, 2002.  Through December 31, 2012, these qualifying corporate dividends are taxable at long-term capital gains tax rates.  Some, but not all, of the dividends paid by the Fund may be taxable at the reduced long-term capital gains tax rate for individual shareholders.  If the Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate, provided certain holding period requirements are met.
Taxable dividends paid by the Fund to corporate shareholders will be taxed at corporate income tax rates.  Corporate shareholders may be entitled to a dividends received deduction ("DRD") for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.
If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether received in cash or reinvested in additional shares.  All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares.  To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.
Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.
Each series of the Trust, including the Fund, will designate (i) any dividend of qualified dividend income as qualified dividend income; (ii) any tax-exempt dividend as an exempt-interest dividend; (iii) any distribution of long-term capital gains as a capital gain dividend; and (iv) any dividend eligible for the corporate DRD as such in a written notice mailed to shareholders within 60 days after the close of the series' taxable year.  Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.
To the extent that a distribution from the Fund is taxable, it is generally included in a shareholder's gross income for the taxable year in which the shareholder receives the distribution.  However, if the Fund declares a dividend in October, November, or December but pays it in January, it will be taxable to shareholders as if they received it in the year it was declared.  Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.
A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses).  Each series of the Trust, including the Fund, intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.
If for any taxable year a series does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders).  In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as qualified dividends to individual shareholders in taxable years beginning on or before December 31, 2012, to the extent of the Fund's current and accumulated earnings and profits, and would be eligible for the DRD for corporations, provided in each case that certain holding period and other requirements are met.
In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder's holding period for the Fund shares.  An exchange of shares may be treated as a sale and any gain may be subject to tax.
The Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage equal to the fourth lowest tax rate for unmarried individuals (presently 28%) of taxable dividends or of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct taxpayer identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so, or that they are "exempt recipients."

Depending upon the extent of the Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.  In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.
Dividends paid by the Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN, or other applicable form, with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI, or other applicable form, with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder).  The Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder.  Special rules may apply to non-U.S. shareholders with respect to the information reporting requirements and withholding taxes and non-U.S. shareholders should consult their tax advisors with respect to the application of such reporting requirements and withholding taxes.
The Fund will send shareholders information each year on the tax status of dividends and distributions.  A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation.  Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the net asset value of shares below the shareholder's cost and thus, in effect, result in a return of a part of the shareholder's investment.
MANAGEMENT AND OTHER SERVICE PROVIDERS
This section of the SAI provides information about the persons who serve as Trustees and officers to the Trust and Fund, respectively, as well as the entities that provide services to the Fund.
Trustees and Officers
The Trustees are responsible for the management and supervision of the Fund.  The Trustees set broad policies for the Fund and choose the Fund's officers.  The Trustees also approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Advisor and the Fund; and oversee activities of the Fund.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents.  Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents.  The following chart shows information for the Trustees who are not "interested persons" as defined in the 1940 Act ("Independent Trustees"), the Trustee who is an "interested person" as defined in the 1940 Act ("Interested Trustee"), and each officer of the Trust.  The address of each Trustee and officer, unless otherwise indicated, is 116 South Franklin Street, Rocky Mount, North Carolina  27802.

Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
James H. Speed, Jr. Age: 62	Independent Trustee, Chairman	Since 3/2009	President and CEO of NC Mutual Insurance Company (insurance company) since 2003; President of Speed Financial Group, Inc. (consulting and private investments) from 2000 to 2003.	1
Independent Trustee of the Brown Capital Management Mutual Funds for its three series, Starboard Investment Trust for its twenty-eight series, and Centaur Mutual Funds Trust for its one series (all registered investment companies).  Member of Board of Directors of NC Mutual Life Insurance Company.  Member of Board of Directors of M&F Bancorp.  Previously, Independent Trustee of New Providence Investment Trust for its one series from 2009 until 2011 (registered investment company).

Theo H. Pitt, Jr. Age: 79	Independent Trustee	Since 5/2013	Senior Partner, Community Financial Institutions Consulting (financial consulting) since 1999; Partner, Pikar Properties (real estate) since 2001; Account Administrator, Holden Wealth Management Group of Wachovia Securities (money management firm) from 2003-2008.	1
Independent Trustee of World Funds Trust for its twelve series, Gardner Lewis Investment Trust for its two series, Vertical Capital Investors Trust for its two series and Starboard Investment Trust for its twenty-eight series (all registered investment companies); previously, Independent Trustee of NCM Capital Investment Trust for its one series from 2007 to 2009, New Providence Investment Team from 2008 to 2009, and Centaur Mutual Funds Trust for its one series from 2004 to 2009 (all registered investment companies).

Interested Trustee*
Mark A. Hillman Age: 53 7250 Woodmont Avenue Suite 310 Bethesda, MD 20814	Trustee and President (Principal Executive Officer)	Since 12/2000	President, Hillman Capital Management, Inc. (investment advisor to the Fund); previously, Chief Investment Officer, Menocal Capital Management, Inc. (investment advisor).	1	None
* Basis of Interestedness. Mr. Hillman is an Interested Trustee because he is an officer of Hillman Capital Management, Inc., the investment advisor to the Fund.
Other Officers
C. Frank Watson III Age: 45 1330 St. Mary's Street Suite 400 Raleigh, NC 27605	Treasurer (Principal Financial Officer)	Since 10/2011	President, Fairview Investment Services, LLC since 2005; previously, President and Chief Operating Officer, The Nottingham Company (administrator to the Fund).	n/a	n/a
Katherine M. Honey Age: 42	Secretary and Assistant Treasurer	Since 12/2013	EVP of The Nottingham Company since 2008.	n/a	n/a

Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Ashley E. Harris Age: 31	Assistant Secretary	Since 5/2014	Fund Accounting Manager and Financial Reporting, The Nottingham Company since 2008.	n/a	n/a
John Canning Age: 45	Chief Compliance Officer	Since 8/2014	Managing Director, Cipperman Compliance Services, LLC (2011-present). Formerly, Director of Mutual Fund Administration of Nationwide Fund Group (2008-2011).	n/a	n/a
Board Structure.  The Board includes two Independent Trustees and one Interested Trustee.  Mr. Speed, one of the Independent Trustees, is Chairman of the Board.  The Board believes its current leadership structure is appropriate given the Trust's and the Board's current and historical small size and the fact that this size permits Trust management to communicate with each Independent Trustee as and when needed, and permits each Independent Trustee to be involved in each committee of the Board as well as each Board function.  The Board may consider electing additional Independent Trustees in the future, particularly if the Trust's size or complexity materially increases.
With respect to risk oversight, the Board holds four regular meetings each year to consider and address matters involving the Trust and its Fund.  During these meetings, the Board receives reports from Trust management, including the Trust's principal officers and chief compliance officer, and the Fund's service providers on regular quarterly items and, where appropriate and as needed, on specific issues.  As part of its oversight function, the Board also may hold special meetings or communicate directly with the Trust's officers to address matters arising between regular meetings.  The Board has established a committee structure that includes an Audit Committee, Nominating Committee, Proxy Voting Committee, and Qualified Legal Compliance Committee (discussed in more detail below).  Each committee is comprised entirely of Independent Trustees.
Qualification of Trustees.  The Board has considered each Trustee's experience, qualifications, attributes, and skills in light of the Board's function and the Trust's business and structure, and has determined that each Trustee possesses experience, qualifications, attributes, and skills that enable the Trustee to be an effective member of the Board.
Mr. Speed has experience as an investor as Trustee of several other investment companies and business experience as President and CEO of an insurance company and as President of a company in the business of consulting and private investing.  Mr. Pitt has experience as an investor, including his role as trustee of several other investment companies and business experience as Senior Partner of a financial consulting company, as a Partner of a real estate partnership and as an Account Administrator for a money management firm. Mr. Hillman has experience as an investor, including his role as President and Principal Executive Officer of the Trust and founder, controlling shareholder, and President of the Advisor.
The Board has determined that each of the Trustees' careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Trustees to effectively participate in and contribute to the Board's functions and oversight of the Trust.  References to the qualifications, attributes, and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

The Board met four times during the fiscal year ended September 30, 2015.  Each Trustee attended all of the Board meetings.
Trustee Standing Committees.  The Board of Trustees has established the following standing committees:
Audit Committee:  The Independent Trustees are the current members of the Audit Committee.  The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund's financial statements, and interacts with the Fund's independent auditors on behalf of all the Trustees.  The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary.  The Audit Committee met twice during the Fund's last fiscal year.
Governance Committee: The Independent Trustees are the current members of the Governance Committee.  The Governance Committee assists the Board of Trustees in adopting fund governance practices and meeting certain fund governance standards.  The Governance Committee operates pursuant to a Governance Committee Charter and normally meets annually, but may also meet as often as necessary to carry out its purpose.  The Governance Committee met once during the Fund's last fiscal year.
Nominating Committee:  The Independent Trustees are the current members of the Nominating Committee.  The Nominating Committee nominates, selects, and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust.  The nomination of Independent Trustees is in the sole and exclusive discretion of the Nominating Committee.  The Nominating Committee meets only as necessary and did not meet during the Fund's last fiscal year.  The Nominating Committee will not consider nominees recommended by shareholders of the Trust.
Proxy Voting Committee:  The Independent Trustees are the current members of the Proxy Voting Committee.  The Proxy Voting Committee will determine how the Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund's shareholders, on the one hand, and those of the Fund's Advisor, principal underwriter or an affiliated person of the Fund, its investment advisor, or principal underwriter, on the other hand.  The Proxy Voting Committee will review the Trust's Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable.  The Proxy Voting Committee will also decide if the Fund should participate in a class action settlement, if called upon by the Advisor, in cases where a class action settlement with respect to which the Fund is eligible to participate presents a conflict between the interests of the Fund's shareholders, on the one hand, and those of the Advisor, on the other hand.   The Proxy Voting Committee meets only as necessary and did not meet during the Fund's last fiscal year.
Qualified Legal Compliance Committee:  The Independent Trustees are the current members of the Qualified Legal Compliance Committee.  The Qualified Legal Compliance Committee receives, investigates, and makes recommendations as to appropriate remedial action in connection with any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, trustees, or agents.  The Qualified Legal Compliance Committee meets only as necessary and did not meet during the Fund's last fiscal year.
Beneficial Equity Ownership Information.  The table below shows the amount of the Fund's equity securities beneficially owned by the Trustees and the aggregate value of all of the Trustee's investments in equity securities of the Trust complex as of a valuation date of December 31, 2015. The values are stated using the following ranges: A = none; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Trustee in Family of Investment Companies*
Independent Trustees
James H. Speed, Jr.	A	A
Theo H. Pitt, Jr.	A	A
Interested Trustee
Mark A. Hillman	E	E
Ownership of Securities of Advisor, Distributor, or Related Entities.  As of December 31, 2015, the Independent Trustees and/or their immediate family members owned no securities of the Advisor, Distributor, or any entity controlling, controlled by, or under common control with the Advisor or Distributor.
Compensation.  The officers of the Trust will not receive compensation from the Trust for performing the duties of their offices.  Each Trustee who is not an "interested person" of the Trust receives a fee of $4,000 each year plus $250 per series of the Trust per meeting attended in person and $100 per series of the Trust per meeting attended by telephone.  All Trustees and officers are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings. The following table reflects the amount of compensation received by each Trustee for the fiscal year ended September 30, 2015.
Name of Trustee	Aggregate Compensation from the Fund	Pension Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust Paid to Trustees
James H. Speed, Jr.	$4,750	None	None	$4,750
Theo H. Pitt, Jr.	$4,750	None	None	$4,750
Code of Ethics.  The Trust and the Advisor each has adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust and the Advisor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which securities may also be held by persons subject to a code).  There can be no assurance that the codes will be effective in preventing such activities.
Anti-Money Laundering Program.  The Trust has adopted an anti-money laundering program, as required by applicable law, that is designed to prevent the Fund from being used for money laundering or the financing of terrorist activities.  The Trust's Chief Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the program.  Compliance officers at certain of the Fund's service providers are also responsible for monitoring the program.  The anti-money laundering program is subject to the continuing oversight of the Trustees.
Proxy Voting Policies.  The Trust has adopted a proxy voting and disclosure policy that delegates to the Advisor the authority to vote proxies for the Fund, subject to oversight of the Trustees.  A copy of the Trust's Proxy Voting and Disclosure Policy and the Advisor's Proxy Voting Policy and Procedures are included as Appendix B to this SAI.
No later than August 31 of each year, the Fund files Form N-PX with the SEC.  Form N-PX states how an investment company voted proxies for the prior twelve-month period ended June 30.  The Fund's proxy voting records, as set forth in the most recent Form N-PX filing, are available upon request, without charge, by calling the Fund at 1-800-773-3863.  This information is also available on the SEC's website at www.sec.gov.
Control Persons and Principal Holders of Voting Securities.  As of December 31, 2015, the Trustees and officers of the Trust, as a group, owned beneficially (i.e., had voting and/or investment power) 4.2% of the then outstanding shares of the No Load Shares of the Fund.  On that same date, the following shareholder(s) owned of record more than 5% of the outstanding shares of the Fund.  Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of the Fund as of December 31, 2015.

FOCUSED ADVANTAGE FUND
 No Load Shares
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
Charles Schwab & Co, Inc. 101 Montgomery Street San Francisco, CA 94104	1,354,481.1560	67.37%*
NFS LLC FEBO Poly-Chem International LTD 7270 NW 12th St STE 250 Maimi, FL 33126	115,652.1690Shares	5.75%
•	The Fund believes that such eneity does not have a beneficial ownership interest in such shares.
Investment Advisor.  Information about Hillman Capital Management, Inc., 7250 Woodmont Avenue, Suite 310 Bethesda, Maryland 20814, and its duties and compensation as Advisor is contained in the Prospectus.  The Advisor is controlled by Mark A. Hillman, who founded the firm and serves as President and Chief Investment Officer.  The Advisor supervises the Fund's investments pursuant to the investment advisory agreement for the Fund ("Advisory Agreement").  The Advisory Agreement was effective for an initial two-year period and is currently renewed for a period of one year only so long as such renewal and continuance is specifically approved at least annually by the Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Independent Trustees of the Trust by vote cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement is terminable without penalty on 60-days' notice by the Fund (as approved by the Trustees or by vote of a majority of the Fund's outstanding voting securities) or by the Advisor.  The Advisory Agreement provides that it will terminate automatically in the event of its assignment.
The Advisor manages the Fund's investments in accordance with the stated policies of the Fund, subject to the approval of the Trustees.  The Advisor is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Trustees to execute purchases and sales of securities.  The portfolio manager for the Fund is Mark A. Hillman, President of the Advisor.
Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Advisory Agreement.
Monthly compensation of the Advisor with regards to the Fund, based upon the Fund's average daily net assets, is at the annual rate of 1.00%.  For the fiscal years ended September 30, 2015, 2014, and2013, the Advisor received $351,180, $306,306, and  $275,309, respectively, for its services to the Fund.
Portfolio Manager
Compensation.  Mark A. Hillman is the Fund's portfolio manager.  He is a principal of the Advisor and his compensation consists of a fixed annual salary, plus additional remuneration based on the Advisor's assets under management.  Compensation is not directly linked to the Fund's performance, although positive performance and growth in managed assets are factors that may contribute to the Advisor's distributable profits and assets under management.

Ownership of Fund Shares.  The table below shows the amount of Fund equity securities beneficially owned by the portfolio manager as of the end of the Fund's fiscal year ended September 30, 2015 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.
Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Mark A. Hillman	E
Other Accounts.  In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts.  The table below shows the number of, and total assets in, such other accounts as of the end of the Fund's fiscal year ended September 30, 2015.
Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Mark A. Hillman	0	$0	0	$0	119	$75,466,235
Accounts where advisory fee is based upon account performance	0	$0	0	$0	0	$0
Conflicts of Interests.  The portfolio manager's management of "other accounts" may give rise to potential conflicts of interest in connection with management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other.  The other accounts consist of separately managed private clients ("Other Accounts").  The Other Accounts might have similar investment objectives as the Fund, be compared to the same index as the Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund.
Knowledge of the Timing and Size of Fund Trades:  A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of the Fund.  The portfolio manager knows the size and timing of trades for the Fund and the Other Accounts, and may be able to predict the market impact of Fund trades.  It is theoretically possible that the portfolio manager could use this information to the advantage of Other Accounts it manages and to the possible detriment of the Fund, or vice versa.
Investment Opportunities:  The Advisor provides investment supervisory services for a number of investment products that have varying investment guidelines.  The portfolio manager works across different investment products.  Differences in the compensation structures of the Advisor's investment products may give rise to a conflict of interest by creating an incentive for the Advisor to allocate the investment opportunities it believes might be the most profitable to the client accounts where it might benefit the most from the investment gains.
Fund Accountant and Administrator. The Trust has entered into a Fund Accounting and Administration Agreement with The Nottingham Company, a North Carolina corporation whose address is 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069.  The Administrator assists the Trust in the performance of its administrative responsibilities to the Fund, coordinates and pays for the services of each vendor and the operating expense to the Fund, and provides the Fund with certain administrative, fund accounting, and compliance services.  As part of its services and consolidated fee arrangement, the Administrator receives compensation based on the Fund's average daily net assets.  The annual rate is 0.249% if the average daily net assets are under $120 million and gradually decreases to an annual rate of 0.097% if the average daily net assets are $2 billion or more.  The fee paid to the Administrator is calculated by multiplying the average daily net assets of the Fund by the applicable annual rate.

The Advisor has entered into an Operating Plan with the Fund's administrator, through January 31, 2015, under which it has agreed to make payments to the Administrator when the Fund is at lower asset levels and assume certain expenses of the Fund in order to help limit the Fund's operating expenses.  These measures are intended to limit the Fund's operating expenses to 1.50% of the average daily net assets, exclusive of brokerage fees and commissions, taxes, borrowing costs (such as interest or dividend expenses on securities sold short), acquired fund fees and expenses, and extraordinary expenses.  The Fund's net expense ratio will be higher than 1.50% to the extent the Fund incurs expenses excluded from this arrangement.  The Operating Plan may be terminated by either party at the conclusion of the then current term upon (i) written notice of non-renewal to the other party not less than sixty days prior to the end of the term, or (ii) mutual written agreement of the parties.  The Operating Plan can only be terminated prior to the conclusion of the current term with the approval of the Fund's Board of Trustees.  The Advisor cannot recoup from the Fund any amounts paid by the Advisor to the Administrator under the Operating Plan.  In part because of the Advisor's obligations under the Operating Plan, the Trustees review the financial condition of the Advisor, including its stability and profitability, when considering the approval of the Operating Plan.
The Administrator pays all expenses not assumed by the Advisor or Fund, including: (i) compensation and expenses of any employees of the Trust and of any other persons rendering any services to the Fund; (ii) compensation for a chief compliance officer for the Trust; (iii) clerical and shareholder service staff salaries; (iv) office space and other office expenses; (v) fees and expenses incurred by the Fund in connection with membership in investment company organizations; (vi) fees and expenses of counsel to the Trustees who are not interested persons of the Fund and Trust; (vii) fees and expenses of counsel to the Fund and Trust engaged to assist with preparation of Fund and Trust documents and filings and provide other ordinary legal services; (viii) fees and expenses of independent public accountants to the Fund, including fees and expense for tax preparation; (ix) expenses of registering shares under federal and state securities laws; (x) insurance expenses; (xi) fees and expenses of the custodian, shareholder servicing, dividend disbursing and transfer agent, administrator, distributor, and accounting and pricing services agents of the Fund; (xii) expenses, including clerical expenses, of issue, sale, redemption, or repurchase of shares of the Fund; (xiii) the cost of preparing and distributing reports and notices to shareholders; (xiv) the cost of printing or preparing prospectuses and statements of additional information for delivery to the Fund's current shareholders; (xv) the cost of printing or preparing documents, statements or reports to shareholders; and (xvi) other expenses not specifically assumed by the Fund or Advisor.  All of the Fund's service providers, other than the Advisor, are paid by the Administrator.
The Administrator's responsibilities include the following services for the Fund: (i) procures on behalf of the Trust, and coordinates with, the custodian and monitors the services it provides to the Fund; (ii) coordinates with and monitors any other third parties furnishing services to the Fund; (iii) provides the Fund with necessary office space, telephones, and other communications facilities and personnel competent to perform administrative and clerical functions for the Fund; (iv) assists or supervises the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law; (v) assists or supervises the preparation by third parties of all federal, state, and local tax returns and reports of the Fund required by applicable law; (vi) assists in the preparation and, after approval by the Trust, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (vii) assists in the preparation of and, after approval by the Trust, arranges for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law; (viii) reviews and submits to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instructs the custodian to issue checks in payment thereof; and (ix) takes such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement.  The Administrator also provides certain accounting and pricing services for the Fund.
For the fiscal year ended September 30, 2015, the Fund incurred $175,255 in general administration fees from the Administrator. For the fiscal year ended September 30, 2014, the Fund incurred $152,926 in general administration fees from the Administrator.  For the fiscal year ended September 30, 2013, the Fund incurred $87,605 in general administration fees from the Administrator. These amounts do not include deductions for Fund expenses, which are paid for by the Administrator. If Fund expenses were deducted, these amounts would be lower.
Transfer Agent.  The Trust has entered into a Dividend Disbursing and Transfer Agent Agreement with Nottingham Shareholder Services, LLC ("Transfer Agent"), a North Carolina limited liability company, to serve as transfer, dividend paying, and shareholder servicing agent for the Fund.  The address of the Transfer Agent is 116 South Franklin Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.  The Transfer Agent is compensated based upon a $15 fee per shareholder per year, subject to a minimum fee of $1,750 per month per fund, plus an additional $500 per month for each additional class of shares.

Distributor.  Capital Investment Group, Inc., 100 E. Six Forks Road, Suite 200, Raleigh, North Carolina 27609, acts as an underwriter and distributor of the Fund's shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in sales of Fund shares pursuant to the Distribution Agreement approved by the Trustees.  In this regard, the Distributor has agreed, at its own expense, to qualify as a broker-dealer under all applicable federal or state laws in those states which either Fund shall from time to time identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for that Fund.  The Distributor is a broker-dealer registered with the SEC and a member in good standing of the Financial Industry Regulatory Authority, Inc.  The Distribution Agreement may be terminated by either party upon 60 days' prior written notice to the other party.
Custodian.  UMB Bank, n.a., with its principal place of business located in Kansas City, Missouri, serves as custodian for the Fund's assets.  The custodian acts as the depository for the Fund, safekeeps portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request, and maintains records in connection with its duties as custodian.  For its services, the custodian is entitled to receive a monthly fee from the Administrator based on the average net assets of the Fund plus additional out-of-pocket and transaction expenses as incurred by the Fund.  The custodian's compensation is subject to a minimum annual amount of $5,000 for the Fund.
Compliance Services Administrator.  The Trust has entered into a compliance services arrangement with Cipperman Compliance Services, LLC, located at 500 East Swedesford Road, Suite 104, Wayne, Pennsylvania, 19087. The Trust's Chief Compliance Officer will prepare and update the Trust's compliance manual and monitor and test compliance with the policies and procedures under the Trust's compliance manual.
Independent Registered Public Accounting Firm.  BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Fund, audits the annual financial statements of the Fund, and prepares the Fund's federal, state and excise tax returns.  The independent registered public accounting firm will audit the financial statements of the Fund at least once each year.  Shareholders will receive annual audited and semi-annual (unaudited) reports when published and written confirmation of all transactions in their account.  A copy of the most recent Annual Report will accompany the SAI whenever a shareholder or a prospective investor requests it.
Legal Counsel.  Holland & Knight LLP serves as legal counsel to the Trust and the Fund.
SPECIAL SHAREHOLDER SERVICES
The Fund offers the following shareholder services:
Regular Account.  The regular account allows for voluntary investments to be made at any time.  Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans, and others, investors are free to make additions and withdrawals to or from their accounts.  When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions.  Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year-to-date, along with a summary of the status of the account as of the transaction date.  As stated in the Prospectus, share certificates are generally not issued.
Automatic Investment Plan.  The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking accounts.  With shareholder authorization and bank approval, the relevant Fund will automatically charge the checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month.  The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Systematic Withdrawal Plan.  Shareholders owning shares of the Fund with a value of $10,000 or more may establish a systematic withdrawal plan.  A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September, and December) in order to make the payments requested.  The Fund has the capacity to electronically deposit the proceeds of the systematic withdrawal directly to the shareholder's personal bank account ($5,000 minimum per bank wire).  Instructions for establishing this service are included in the Fund Shares Application or available by calling the Fund.  If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within seven days of the valuation date.  If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Investing in the Fund – Redeeming Your Shares – Signature Guarantees" in the Prospectus).  A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles, and required number of signatures authorized to act on its behalf.  The application must be signed by a duly authorized officer(s) and the corporate seal affixed.  No redemption fees are charged to shareholders under this plan.  Costs in conjunction with the administration of the plan are borne by the Fund.  Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses.  The systematic withdrawal plan may be terminated at any time by the Fund upon 60 days' written notice or by a shareholder upon written notice to the Fund.  Applications and further details may be obtained by calling the Fund at 1-800-773-3863, or by writing to:
Hillman Focused Advantage Fund
c/o Nottingham Shareholder Services
116 South Franklin Street
Post Office Box 4365
 Rocky Mount, North Carolina 27803-0365
Purchases in Kind.  The Fund may accept securities in lieu of cash in payment for the purchase of shares in the particular Fund.  The acceptance of such securities is at the sole discretion of the Advisor, based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Advisor may deem appropriate.  If accepted, the securities will be valued using the same criteria and methods as described in "Investing in the Fund – Purchase and Redemption Price" in the Prospectus.
Redemptions in Kind.  The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind.  It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash.  In such case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund.  Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share.  Shareholders receiving securities would incur brokerage costs when these securities are sold.  An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (i) $250,000 or (ii) 1% of the Fund's net asset value at the beginning of such period.
Transfer of Registration.  To transfer shares to another owner, send a written request to the applicable Fund at the address shown herein.  Your request should include the following: (i) the Fund's name and existing account registration; (ii) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (iii) the new account registration, address, social security or taxpayer identification number, and how dividends and capital gains are to be distributed; (iv) signature guarantees (See the Prospectus under the heading "Signature Guarantees"); and (v) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS
The Trustees have adopted a policy that governs the disclosure of portfolio holdings.  This policy is intended to ensure that such disclosure is in the best interests of the shareholders of the Fund and to address possible conflicts of interest.  Under the Fund's policy, the Fund generally will not disclose portfolio holdings to a third party unless such information is made available to the public.  The policy provides that the Fund may disclose non-public portfolio holdings information as required by law and under other limited circumstances that are set forth in more detail below.
The Fund will seek to make a list of its complete portfolio holdings information available at http://www.ncfunds.com/holdings/current-107.htm 10 days after the end of each calendar month.  Details on obtaining this information is available in the Prospectus. The Fund will also file these quarterly portfolio holdings reports with the Securities and Exchange Commission on Form N-CSR or Form N-Q, as applicable.  The Fund's Form N-CSR and Form N-Q are available on the Securities and Exchange Commission's website at http://www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC.  The first and third quarter portfolio holdings reports will be filed with the Securities and Exchange Commission on Form N-Q and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual financial statements, respectively, which are sent to shareholders and filed with the Securities and Exchange Commission on Form N-CSR.
To the extent that the Fund's portfolio holdings have previously been disclosed publicly either through a filing made with the Securities and Exchange Commission on Form N-CSR or Form N-Q, or by being posted to the Fund's website, such holdings may also be disclosed to any third party that requests them.
Consistent with policies approved by the Board, the officers of the Fund will share non-public portfolio holdings information with the Fund's service providers that require such information for legitimate business and Fund oversight purposes.  Recipients of non-public portfolio holdings information have a duty not to trade on that confidential information.   The Fund has not (and does not intend to) enter into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information, other than the benefits that result to the Fund and its shareholders from providing such information, which include the publication of Fund ratings and rankings.
The Advisor, as well as the custodian, fund accountant and administrator, and compliance services administrator, have full daily access to the Fund's portfolio holdings.  These service providers are subject to obligations requiring them to keep non-public portfolio holdings information confidential.  In some, but not all, cases these confidentiality obligations are established by written agreements.  The Board of Trustees has concluded that the confidentiality obligations in place for these parties are adequate to safeguard the Fund from unauthorized disclosure of non-public portfolio holdings information.  In addition, the Advisor has a code of ethics that prohibits covered persons from disclosing or trading based on non-public portfolio holdings information.
The Fund's distributor, transfer agent, independent public accountants, and legal counsel have access to the Fund's portfolio holdings on an ad hoc, as needed basis.  The distributor and transfer agent are subject to written agreements that establish confidentiality obligations with respect to the Fund's portfolio holdings.  The independent public accountants and legal counsel are subject to professional obligations that require them to keep non-public portfolio holdings information confidential.  The Board of Trustees has concluded that the confidentiality obligations in place for these parties are adequate to safeguard the Fund from unauthorized disclosure of non-public portfolio holdings information.
V.G. Reed & Sons, PrintGrafix (a division of Sunbelt Graphic Systems, Inc.), Riverside Printing, Inc., and PrinterLink Communications Group, Inc. are financial printers the Fund may engage for, among other things, the printing and/or distribution of regulatory and compliance documents.  These service providers are subject to written agreements that establish confidentiality obligations with respect to the Fund's portfolio holdings.

The Fund and its service providers may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations.
The Fund currently does not provide non-public portfolio holdings information to any other third parties.  In the future, the Advisor may establish ongoing arrangements with other third parties if the Advisor determines that the Fund has a legitimate business purpose for doing so, determines that the disclosure is in the shareholders' best interest, and the recipient is subject to a duty of confidentiality.  These parties could include, by way of example, financial data processing companies that provide automated data scanning and monitoring services for the Fund, research companies that allow the Advisor to perform attribution analysis for the Fund; and the Advisor's proxy voting agent to assess and vote proxies on behalf of the Fund.  The Advisor is responsible for determining which other third parties have a legitimate business purpose for receiving the Fund's portfolio holdings information.
The Fund's policy regarding disclosure of portfolio holdings is subject to the continuing oversight and direction of the Trustees.  Oversight includes: (i) review and approval of the policy on disclosure of portfolio holdings as necessary, including review of the parties receiving non-public portfolio holdings information; (ii) periodic assessment of compliance in connection with a report from the Trust's Chief Compliance Officer, (iii) receipt of reports on any conflicts of interest where disclosure of information about portfolio holdings may conflict or appear to conflict with the interests of the Fund's investment advisor, investment sub-advisor, any principal underwriter for the Trust, or an affiliated person of the Trust, and (iv) receipt of reports on any known disclosure of the Fund's portfolio holdings to unauthorized third parties.  The Fund and Advisor are obligated to report issues that arise under the policy on disclosure of portfolio holdings to the Chief Compliance Officer.  Material compliance matters are then reported to the Board of Trustees.
FINANCIAL STATEMENTS
The audited financial statements of the Fund for the fiscal year ended September 30, 2015, including the financial highlights appearing in the Annual Reports to shareholders, are incorporated by reference and made a part of this document.

APPENDIX A – DESCRIPTION OF RATINGS
The various ratings used by the nationally recognized statistical rating organizations (each a "NRSRO") are described below.  A rating by a NRSRO represents the organization's opinion as to the credit quality of the security being rated.  However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer.  Consequently, the Advisor believes that the quality of the securities in which the Fund may invest should be reviewed quarterly and that individual analysts give different weightings to the various factors involved in credit analysis.  A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor.  When a security has received a rating from more than one NRSRO, each rating is evaluated independently.  Ratings are based on current information furnished by the issuer or obtained by the NRSRO from other sources that they consider reliable.  Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.
STANDARD & POOR'S® RATINGS SERVICES.  The following summarizes the highest four ratings used by Standard & Poor's Ratings Services ("S&P"), a division of McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:
AAA – This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.
AA – Debt rated AA differs from AAA issues only in a small degree.  The obligor's capacity to meet its financial commitment on the obligation is very strong.
A – Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.  However, the obligor's capacity to meet its financial commitment on the obligation is still strong.
BBB – Debt rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.
Bonds rated BB, B, CCC, CC, and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics.  BB indicates the lowest degree of speculation and C the highest degree of speculation.  While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.
Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted A-1+.  Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.
The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.  The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.  The rating SP-3 indicates a speculative capacity to pay principal and interest.
MOODY'S INVESTOR SERVICE, INC. The following summarizes the highest four ratings used by Moody's Investors Service, Inc. ("Moody's") for fixed-income obligations with an original maturity of one year or more, which are deemed to be Investment-Grade Securities by the Advisor:
Aaa – Bond obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa – Bond obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A – Bond obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa – Bond obligations rated Baa are subject to moderate credit risk.  They are considered medium-grade and as such may possess certain speculative characteristics.
Ba – Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B – Obligations rated B are considered speculative and are subject to high credit risk.
Caa – Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C – Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Short-Term Ratings.
Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
Moody's employs the following designations to indicate the relative repayment ability of rated issuers:
P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor, or support-provider.
US Municipal Short-Term Debt And Demand Obligation Ratings.
Short-Term Debt Ratings.  There are three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels – MIG 1 through MIG 3.  In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.  MIG ratings expire at the maturity of the obligation.

MIG 1 – This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2 – This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.
MIG 3 – This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG – This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.
Demand Obligation Ratings.  In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating.  The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments.  The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.
When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.
VMIG rating expirations are a function of each issue's specific structural or credit features.
VMIG 1 – This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2 – This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3 – This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
FITCH RATINGS.  The following summarizes the highest four ratings used by Fitch, Inc. ("Fitch"):
Long-Term Ratings.
AAA – Highest credit quality.  The rating AAA denotes that the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.
AA – Very high credit quality.  The rating AA denotes a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.
A – High credit quality.  The rating A denotes a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher rating.

BBB – Good credit quality.  The rating BBB indicates that there is currently a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment grade category.
Long-term securities rated below BBB by Fitch are not considered by the Advisor to be investment-grade securities.  Securities rated BB and B are regarded as speculative with regard to a possible credit risk developing.  BB is considered speculative and B is considered highly speculative.  Securities rated CCC, CC, and C are regarded as a high default risk.  A rating CC indicates that default of some kind appears probable, while a rating C signals imminent default.  Securities rated DDD, D, and D indicate a default has occurred.
Short-Term Ratings.
F1 – Highest credit quality.  The rating F1 indicates the strongest capacity for timely payment of financial commitments; may have an added (+) to denote any exceptionally strong credit feature.
F2 – Good credit quality.  The rating F2 indicates a satisfactory capacity for timely payment of financial commitment, but the margin of safety is not as great as in the case of the higher ratings.
F3 – Fair credit quality.  The rating F3 indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.
B – Speculative.  The rating B indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.
Short-term rates B, C, and D by Fitch are considered by the Advisor to be below investment-grade securities.  Short-term securities rated B are considered speculative, securities rated C have a high default risk and securities rated D denote actual or imminent payment default.
(+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to long-term ratings "AAA" category or to the categories below "CCC", nor to short-term ratings other than "F1".  The suffix "NR" indicates that Fitch does not publicly rate the issuer or issue in question.

APPENDIX B – PROXY VOTING POLICIES
The following proxy voting policies are provided:

(1)	the Trust's Proxy Voting and Disclosure Policy; and
(2)	the Advisor's Proxy Voting and Disclosure Policy, including a detailed description of the Advisor's specific proxy voting guidelines.

HILLMAN CAPITAL MANAGEMENT INVESTMENT TRUST

PROXY VOTING AND DISCLOSURE POLICY

The Securities and Exchange Commission has adopted rules and forms under the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940 to require registered investment companies to provide disclosure about how they vote proxies for their portfolio securities.  Each series of shares of the Trust (individually and collectively referred to as the "Fund") is required to disclose the policies and procedures used to determine how to vote proxies for portfolio securities.  The Fund is also required to file with the Securities and Exchange Commission and to make available to their shareholders the specific proxy votes cast for portfolio securities.  This policy is designed to ensure that the Fund complies with these requirements and otherwise fulfills its obligations with respect to proxy voting, disclosure, and recordkeeping.  The overall goal is to ensure that the Fund's proxy voting is managed in an effort to act in the best interests of its shareholders.  While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.
Specific Proxy Voting Policies and Procedures
A.            General
The Board of Trustees believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company.  The Trust and Fund are committed to voting corporate proxies in the manner that best serves the interests of the Fund's shareholders.
B.            Delegation to Fund's Investment Advisor
The Board of Trustees believes that the Fund's investment advisor is in the best position to make individual voting decisions for the Fund consistent with this policy.  Therefore, subject to the oversight of the Board of Trustees, the Fund's investment advisor is delegated the following duties:
(i)	To make the proxy voting decisions for the Fund; and
(ii)
To assist the Fund in disclosing the Fund's proxy voting record as required by Rule 30b1-4 under the Investment Company Act of 1940, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board of Trustees, including a majority of the Independent Trustees, shall approve the Proxy Voting and Disclosure Policy of the Fund's investment advisor as it relates to the Fund.  The Board of Trustees shall also approve any material changes to such policy no later than six (6) months after adoption by the Fund's investment advisor.

C.                  Conflicts
In cases where a matter with respect to which a Fund is entitled to vote presents a conflict between the interest of the Fund's shareholders, on the one hand, and those of the Fund's investment advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund's shareholders.  For purposes of this Policy, a vote shall be considered in the best interest of the Fund's shareholders (i) when a vote is cast consistent with a specific voting policy set forth in the Proxy Voting and Disclosure Policy of the Fund's investment advisor, provided such specific voting policy was approved by the Board of Trustees, or (ii) when a vote is cast consistent with the decision of the Trust's Proxy Voting Committee.  In addition, provided the Fund's investment advisor is not affiliated with the Fund's principal underwriter or an affiliated person of the principal underwriter and neither the Fund's principal underwriter nor an affiliated person of the principal underwriter has influenced the advisor with respect to a matter to which the Fund is entitled to vote, a vote by the advisor shall not be considered a conflict between the Fund's shareholders and the Fund's principal underwriter or affiliated person of the principal underwriter.
D.                  Other Investment Companies
To the extent the Fund invests in shares of other investment companies in accordance with the safe harbor provisions of Section 12(d)(1)(F) of the Investment Company Act of 1940, the Fund's investment advisor shall vote proxies with respect to such investment company securities in the same proportion as the vote of all other holders of such securities.
Fund Disclosure
A.	Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities
The Fund shall disclose this policy, or a description of the policy, to its shareholders by including it as an appendix to its Statement of Additional Information on Form N-1A.  The Fund will also notify its shareholders in the Fund's shareholder reports that a description of this policy is available upon request, without charge, by calling a specified toll-free telephone number.  The Fund will send this description of the policy within three business days of receipt of any shareholder request, by first-class mail, or other means designed to ensure equally prompt delivery.
B.	Disclosure of the Fund's Complete Proxy Voting Record
In accordance with Rule 30b1-4 of the Investment Company Act of 1940, the Fund will file Form N‑PX with the Securities and Exchange Commission no later than August 31 of each year, even if August 31 falls on a non-business day.  The Fund shall disclose to its shareholders on Form N‑PX the Fund's complete proxy voting record for the twelve-month period ended June 30.
The Fund shall disclose the following information on Form N‑PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

(i)	The name of the issuer of the portfolio security;
(ii)	The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
(iii)	The Council on Uniform Security Identification Procedures ("CUSIP") number for the portfolio security (if available through reasonably practicable means);
(iv)	The shareholder meeting date;
(v)	A brief identification of the matter voted on;
(vi)	Whether the matter was proposed by the issuer or by a security holder;
(vii)	Whether the Fund cast its vote on the matter;
(viii)	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
(ix)	Whether the Fund cast its vote for or against management.
The Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund's website, if applicable.  If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund's most recently filed report on Form N‑PX on the website beginning the same day it files such information with the Securities and Exchange Commission.
The Fund shall also include a statement in its annual reports, semi-annual reports, and Statement of Additional Information that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (i) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund's website at a specified internet address; and (ii) on the website of the Securities and Exchange Commission.  If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund's most recently filed report on Form N‑PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.
Recordkeeping
The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:
(i)	A copy of this Policy;
(ii)	Proxy statements received regarding the Fund's securities;
(iii)	Records of votes cast on behalf of the Fund; and

(iv)	A record of each shareholder request for proxy voting information and the Fund's response, including the date of the request, the name of the shareholder, and the date of the response.
The foregoing records may be kept as part of the records of the Fund's investment advisor.
A Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Fund's investment advisor that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.
Proxy Voting Committee
A.	General
The Trust's Proxy Voting Committee shall be composed entirely of Independent Trustees and may be comprised of one or more such Independent Trustees as the Board of Trustees may, from time to time, decide.  The purpose of the Proxy Voting Committee shall be to determine how the Fund should cast its vote, if called upon by the Board of Trustees or the Fund's investment advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund's shareholders, on the one hand, and those of the Fund's investment advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor, or principal underwriter, on the other hand.
B.	Powers and Methods of Operation
The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and such other powers and perform such other duties as the Board of Trustees may, from time to time, grant or assign to the Proxy Voting Committee.  The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board of Trustees may, from time to time, determine.  The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference, or by consent in writing without a meeting shall be the act of the Proxy Voting Committee.  The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary.  The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust's records.  The Proxy Voting Committee shall review this Policy and recommend any changes to the Board of Trustees as it deems necessary or advisable.
Other
This policy may be amended, from time to time, as determined by the Board of Trustees.

Hillman Capital Management, Inc.
Proxy Voting Policies and Procedures

Hillman Capital Management, Inc. (the "Adviser") shall vote proxies related to securities held in our clients' portfolios, including the portfolios of mutual funds for which we serve as the investment adviser, in the best interest of our clients.  All references in these Proxy Voting Policies and Procedures are limited solely to clients for which we have agreed to vote such proxies.  A client may reserve to itself the right to vote proxies.

The Adviser's authority to vote the proxies of certain clients is established by advisory contracts or comparable documents.  In addition to requirements of the Securities and Exchange Commission ("SEC") governing advisers, our proxy voting policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The Investment Advisers Act of 1940, as amended (the "Advisers Act"), requires us to act solely in the best interest of our clients at all times.  We have adopted and implemented these Proxy Voting Policies and Procedures which we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act.

Reflecting a basic investment philosophy that good management is shareholder focused, proxy votes will generally be cast in support of management on routine corporate matters and in support of any management proposal that is plainly in the interest of all shareholders.  Specifically, proxy votes generally will be cast in favor of proposals that:

•            maintain or increase shareholder rights generally.
•            maintain or strengthen the shared interests of stockholders and management;
•            increase shareholder value; and

Proxy votes will generally be cast against proposals having the opposite effect of the above interests.  Where we perceive that a management proposal, if approved, would tend to limit or reduce the market value of the company's securities, we will generally vote against it.  We believe that means for ensuring management accountability to shareholders, in the rare cases where the means are threatened, must not be compromised.

We generally support shareholder rights and recapitalization measures undertaken unilaterally by boards of directors properly exercising their responsibilities and authority, unless such measures could have the effect of reducing shareholder rights or potential shareholder value.  In cases where shareholder proposals challenge such actions, our voting position will generally favor not interfering with the directors' proper function in the interest of all shareholders.

We believe that proposals addressing strictly social or political issues are not relevant to the goal of maximizing the return on funds under our management.  We will generally vote against such proposals, but will consider supporting proposals that seek to protect shareholder rights or minimize risks to shareholder value.

We may delegate our responsibilities under these Proxy Voting Policies and Procedures to a third party, provided that we retain final authority and fiduciary responsibility for proxy voting.  If we so delegate our responsibilities, we shall monitor the delegate's compliance with these Proxy Voting Policies and Procedures.

We have contracted with Broadridge Financial Solutions and will use their Proxy Edge proxy voting platform ("PE") for proxy voting support related to voting and recordkeeping.  The proxy voting recommendations are provided by Glass-Lewis.  Under the terms of our arrangement with PE, we inform PE, in advance, as to how we intend for certain issues to be voted.  PE has categorized common proxy voting issues and we can instruct PE to vote either for or against a particular type of proposal or we can instruct PE to seek specific instruction from us with respect to that particular type of proposal on a case-by-case basis ("Voting Instructions").  We have carefully considered each of the categories of issues presented by PE and have determined which issues we will generally support, which we will generally oppose and which we will vote on a case by case basis after careful evaluation of the issue(s) presented. A basic discussion of our proxy voting philosophies is incorporated into these Proxy Voting Policies and Procedures.  We will review our standing Voting Instructions annually.  We may alter our standing Voting Instructions at any time and, from time to time, PE may ask us to provide Voting Instructions for additional categories of proxy issues.

Votes will be cast by PE in a timely fashion. PE receives all proxy statements, sorts the proposals according to their categories and votes the proxies according to our Voting Instructions.  Proposals for which a voting decision has been pre-determined are automatically voted by PE pursuant to the Voting Instructions.  We inform PE as to how other proposals are to be voted through PE's website.

To the extent that a proxy contains a "case-by-case" issue which will not be voted by PE according to our pre-determined Voting Instructions, we review the proxy to assess the extent, if any, to which there may be a material conflict between the interests of our clients on the one hand and our interests (including those of our affiliates, directors, officers, employees and other similar persons) on the other hand (a "potential conflict"). We perform this assessment on a proposal-by-proposal basis, and a potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy. If we determine that a potential conflict may exist, it shall be reported to our Proxy Voting Committee, consisting of Mark A. Hillman and Trevor Lee, The Proxy Voting Committee shall determine whether a potential conflict exists and is authorized to resolve any such conflict in a manner that is in the collective best interests of our clients (excluding any client that may have a potential conflict).  Without limiting the generality of the foregoing, the Proxy Voting Committee may resolve a potential conflict in any of the following manners:

•            We may disclose the potential conflict to our clients and obtain the consent of each of our clients before voting such securities pro-rata in accordance with the interests of our clients; or

•            We may engage an independent third-party to determine how the proxy should be voted.

We will use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist if and only if one or more of our senior portfolio managers actually knew or reasonably should have known of the potential conflict.

We may abstain from voting a client proxy if we conclude that the effect on shareholders' economic interests or the value of the portfolio holding is indeterminable or insignificant

We may abstain from voting a client proxy for cost reasons (e.g, costs associated with voting proxies of non-U.S. securities). In accordance with our fiduciary duties, we will weigh the costs and benefits of voting proxy proposals and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision takes into account the effect that the vote of our clients, either by itself or together with other votes, is expected to have on the value of our client's investment and whether this expected effect would outweigh the cost of voting.

To the extent that The Hillman Focused Advantage Fund invests in shares of other investment companies in accordance with the safe harbor provisions of Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended, the Adviser will vote proxies with respect to such investment company securities in the same proportion as the vote of all other holders of such securities.

Unless otherwise directed by a client in writing, we are responsible for voting all proxies related to securities that we manage for clients with respect to which we have accepted proxy voting responsibility in writing.  A client may from time to time direct us in writing to vote proxies in a manner that is different from the guidelines set forth in these Proxy Voting Policies and Procedures.  We will follow such written direction for proxies received after our receipt of such written direction.

We shall maintain certain records required by applicable law in connection with proxy voting activities and shall provide proxy voting information to a client for which we are responsible for voting proxies upon written request. We shall keep the following records in an easily accessible place for a period of at least five years, the first two years in our offices:

•            Proxy statements received for client securities (we may rely on filings made on the Securities and Exchange Commission's EDGAR system to maintain this record);

•            Records of each vote cast on behalf of clients;
•            Records of written client requests for proxy voting information and any written responses by us to any client requests for such information; and
•            Documents prepared by us that were material to making a proxy voting decision or that memorialized the basis for a voting decision.

Clients should contact us in writing to obtain information about how we voted proxies with respect to their securities and to request a copy of our Proxy Voting Policies and Procedures at:

Hillman Capital Management, Inc.
7250 Woodmont Avenue, Suite 310
Bethesda, MD 20814

Our Proxy Voting Policies and Procedures will be reviewed annually.  The Proxy Voting Committee will review present procedures and past decisions with the aim of developing the most coherent and understandable proxy voting policy possible.  We believe that a careful and continually evolving policy is indispensable to the task of discharging our fiduciary duties as an investment advisor.

These Proxy Voting Policies and Procedures may be amended at any time by the Adviser, provided that material changes that affect proxy voting for The Hillman Focused Advantage Fund shall be ratified by the Board of Trustees of such fund within four (4) months of adoption by the Adviser.

Adopted as of this 8th day of June 2006

Amended this 18th day of June 2009
Amended this 8th day of June 2011
Amended this 30th day of January 2012
Amended this 26th day of January 2014

Mark A. Hillman, President

Glass Lewis & Co.
PROXY PAPERTM GUIDELINES

201 4 Proxy Season
An Overview of the Glass Lewis Approach to Proxy Advice
United States

I.  OVERVIEW OF SIGNIFICANT UPDATES FOR 2014

Glass Lewis evaluates these guidelines on an ongoing basis and formally updates them on an annual basis. This year we've made noteworthy revisions in the following areas, which are summarized below but discussed in greater detail throughout this document:

MAJORITY-APPROVED SHAREHOLDER PROPOSALS SEEKING BOARD DECLASSIFICATION

•	We have updated our policy with regard to implementation of majority-approved shareholder proposals seeking board declassiﬁcation. If a company fails to implement a shareholder proposal seeking board declassiﬁcation, which received majority support from shareholders (excluding abstentions and broker non-votes) at the previous year's annual meeting, we will consider recommending that shareholders vote against all nominees up for election that served throughout the previous year, regardless of their committee membership.

POISON PILLS WITH A TERM OF ONE YEAR OR LESS

•	We have reﬁned our policy with regard to short-term poison pills (those with a term of one year or less). If a poison pill with a term of one year or less was adopted without shareholder approval, we will consider recommending that shareholders vote against all members of the governance committee. If the board has, without seeking shareholder approval, extended the term of a poison pill by one year or less in two consecutive years, we will consider recommending that shareholders vote against the entire board.

DUAL-LISTED COMPANIES

•	We have clariﬁed our approach to companies whose shares are listed on exchanges in multiple countries, and which may seek shareholder approval of proposals in accordance with varying exchange- and country-speciﬁc rules. In determining which Glass Lewis country-speciﬁc policy to apply, we will consider a number of factors, and we will apply the policy standards most relevant in each situation.

HEDGING AND PLEDGING OF STOCK

•	We have included general discussions of our policies regarding hedging of stock and pledging of shares owned by executives.

SEC FINAL RULES REGARDING COMPENSATION COMMITTEE MEMBER INDEPENDENCE AND COMPENSATION CONSULTANTS

•	We have summarized the SEC requirements for compensation committee member independence and compensation consultant independence, and how these new rules may affect our evaluation of compensation committee members. These requirements were mandated by Section 952 of the Dodd-Frank Act and formally adopted by the NYSE and NASDAQ in 2013. Companies listed on these exchanges were required to meet certain basic requirements under the new rules by July1, 2013, with full compliance by the earlier of their ﬁrst annual meeting after January 15, 2014, or October 31, 2014.

II. A BOARD OF DIRECTORS THAT SERVES THE INTERESTS OF SHAREHOLDERS

ELECTION OF DIRECTORS

The purpose of Glass Lewis' proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. We believe that a board can best protect and enhance the interests of shareholders if it is sufﬁciently independent, has a record of positive performance, and consists of individuals with diverse backgrounds and a breadth and depth of relevant experience.

INDEPENDENCE

The independence of directors, or lack thereof, is ultimately demonstrated through the decisions they make. In assessing the independence of directors, we will take into consideration, when appropriate, whether a director has a track record indicative of making objective decisions. Likewise, when assessing the independence of directors we will also examine when a director's service track record on multiple boards indicates a lack of objective decision-making. Ultimately, we believe the determination of whether a director is independent or not must take into consideration both compliance with the applicable independence listing requirements as well as judgments made by the director.

We look at each director nominee to examine the director's relationships with the company, the company's executives, and other directors. We do this to evaluate whether personal, familial, or ﬁnancial relationships (not including director compensation) may impact the director's decisions. We believe that such relationships make it difﬁcult for a director to put shareholders' interests above the director's or the related party's interests. We also believe that a director who owns more than 20% of a company can exert disproportionate inﬂuence on the board and, in particular, the audit committee.

Thus, we put directors into three categories based on an examination of the type of relationship they have with the company:

Independent Director – An independent director has no material ﬁnancial, familial or other currentrelationships with the company, its executives, or other board members, except for board service and standard fees paid for that service. Relationships that existed within three to ﬁve years1 before the inquiry are usually considered "current" for purposes of this test.

In our view, a director who is currently serving in an interim management position should be considered an insider, while a director who previously served in an interim management position for less than one year and is no longer serving in such capacity is considered independent. Moreover, a director who previously served in an interim management position for over one year and is no longer serving in such capacity is considered an afﬁliate for ﬁve years following the date of his/her resignation or departure from the interim management position. Glass Lewis applies a three-year look-back period to all directors who have an afﬁliation with the company other than former employment, for which we apply a ﬁve-year look-back.

1 NASDAQ originally proposed a ﬁve-year look-back period but both it and the NYSE ultimately settled on a three-year look-back prior to ﬁnalizing their rules. A ﬁve-year standard is more appropriate, in our view, because we believe that the unwinding of conﬂicting relationships between former management and board members is more likely to be complete and ﬁnal after ﬁve years. However, Glass Lewis does not apply the ﬁve-year look-back period to directors who have previously served as executives of the company on an interim basis for less than one year.

Afﬁliated Director – An affliated director has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company.2   This includes directors whose employers haev a material financial relationship witht the company.3  In addition, we view a director who owns or controls 20% or more of the company's voting stock as an affiliate.4

We view 20% shareholders as afﬁliates because they typically have access to and involvement with the management of a company that is fundamentally different from that of ordinary shareholders. More importantly, 20% holders may have interests that diverge from those of ordinary holders, for reasons such as the liquidity (or lack thereof) of their holdings, personal tax issues, etc.

Deﬁnition of "Material": A material relationship is one in which the dollar value exceeds:

•	$50,000 (or where no amount is disclosed) for directors who are paid for a service they have agreed to perform for the company, outside of their service as a director, including professional or other services; or

•	$120,000 (or where no amount is disclosed) for those directors employed by a professional services ﬁrm such as a law ﬁrm, investment bank, or consulting ﬁrm and the company pays the ﬁrm, not the individual, for services. This dollar limit would also apply to charitable contributions to schools where a board member is a professor; or charities where a director serves on the board or is an executive;[5] and any aircraft and real estate dealings between the company and the director's ﬁrm; or

•	1% of either company's consolidated gross revenue for other business relationships (e.g., where the director is an executive officer of a company that provides services or products to or receives services or products from the company).[6]

Deﬁnition of "Familial":  Familial relationships include a person's spouse, parents, children, siblings, grandparents, uncles, aunts, cousins, nieces, nephews, in-laws, and anyone (other than domestic employees) who shares such person's home.  A director is an affiliate if: i) he or she has a family member who is employed by the company and receives more than $120,000 in annual compensation; or ii) he or she has a family member who is employed by the company and the company does not disclose this individual's compensation.

Deﬁnition of "Company": A company includes any parent or subsidiary in a group with the company or any entity that merged with, was acquired by, or acquired the company.

Inside Director – An inside director simultaneously serves as a director and as an employee of the company.  This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company.  In our view, an inside director who derives a greater amount of income as a result of affiliated transactions with the company rather than through compensation paid by the company (i.e., salary, bonus, etc. as a company employee) faces a conflict between making decisions that are in the best interests of the company versus those in the director's own best interests.  Therefore, we will recommend voting against such a director.

2 If a company classiﬁes one of its non-employee directors as non-independent, Glass Lewis will classify that director as an afﬁliate.
3 We allow a ﬁve-year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (We do not automatically recommend voting against directors in such cases for the ﬁrst ﬁve years.) If the consulting agreement persists after this ﬁve-year grace period, we apply the materiality thresholds outlined in the deﬁnition of "material."
4 This includes a director who serves on a board as a representative (as part of his or her basic responsibilities) of an in-vestment ﬁrm with greater than
20% ownership. However, while we will generally consider him/her to be afﬁliated, we will not recommend voting against unless (i) the investment ﬁrm has disproportionate board representation or (ii) the director serves on the audit committee.
5 We will generally take into consideration the size and nature of such charitable entities in relation to the company's size and industry along with any other relevant factors such as the director's role at the charity. However, unlike for other types of related party transactions, Glass Lewis generally does not apply a look-back period to afﬁliated relationships involving charitable contributions; if the relationship between the director and the school or charity ceases, or if the company discontinues its donations to the entity, we will consider the director to be independent.
6 This includes cases where a director is employed by, or closely afﬁliated with, a private equity ﬁrm that proﬁts from an acquisition made by the company. Unless disclosure suggests otherwise, we presume the director is afﬁliated.

VOTING RECOMMENDATIONS ON THE BASIS OF BOARD INDEPENDENCE

Glass Lewis believes a board will be most effective in protecting shareholders' interests if it is at least two-thirds independent. We note that each of the Business Roundtable, the Conference Board, and the Council of Institutional Investors advocates that two-thirds of the board be independent. Where more than one-third of the members are afﬁliated or inside directors, we typically7  recommend voting against some of the inside and/or afﬁliated directors in order to satisfy the two-thirds threshold.

In the case of a less than two-thirds independent board, Glass Lewis strongly supports the existence of a presiding or lead director with authority to set the meeting agendas and to lead sessions outside the insider chairman's presence.

In addition, we scrutinize avowedly "independent" chairmen and lead directors. We believe that they should be unquestionably independent or the company should not tout them as such.

COMMITTEE INDEPENDENCE

We believe that only independent directors should serve on a company's audit, compensation, nominating, and governance committees.8   We typically recommend that shareholders vote against any afﬁliated or inside director seeking appointment to an audit, compensation, nominating, or governance committee, or who has served in that capacity in the past year.

Pursuant to Section 952 of the Dodd-Frank Act, as of January 11, 2013, the SEC approved new listing requirements for both the NYSE and NASDAQ which require that boards apply enhanced standards of independence when making an afﬁrmative determination of the independence of compensation committee members. Speciﬁcally, when making this determination, in addition to the factors considered when assessing general director independence, the board's considerations must include: (i) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by the listed company to the director (the "Fees Factor"); and (ii) whether the director is afﬁliated with the listing company, its subsidiaries, or afﬁliates of its subsidiaries (the "Afﬁliation Factor").

Glass Lewis believes it is important for boards to consider these enhanced independence  factors when assessing compensation committee members. However, as discussed above in the section titled Independence, we apply our own standards when assessing the independence of directors, and these standards also take into account consulting and advisory fees paid to the director, as well as the director's afﬁliations with the company and its subsidiaries and afﬁliates. We may recommend voting against compensation committee members who are not independent based on our standards.

INDEPENDENT CHAIRMAN

Glass Lewis believes that separating the roles of CEO (or, more rarely, another executive position) and chairman creates a better governance structure than a combined CEO/chairman position. An executive manages the business according to a course the board charts. Executives should report to the board regarding their performance in achieving goals set by the board. This is needlessly complicated when a CEO chairs the board, since a CEO/chairman presumably will have a signiﬁcant inﬂuence over the board.

It can become difﬁcult for a board to fulﬁll its role of overseer and policy setter when a CEO/chairman controls the agenda and the boardroom discussion. Such control can allow a CEO to have an entrenched position, leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the business operation, and limitations on independent, shareholder-focused goal-setting by the board.

7 With a staggered board, if the afﬁliates or insiders that we believe should not be on the board are not up for election, we will express our concern regarding those directors, but we will not recommend voting against the other afﬁliates or insiders who are up for election just to achieve two-thirds independence. However, we will consider recommending voting against the directors subject to our concern at their next election if the concerning issue is not resolved.
8 We will recommend voting against an audit committee member who owns 20% or more of the company's stock, and we believe that there should be a maximum of one director (or no directors if the committee is comprised of less than three directors) who owns 20% or more of the company's stock on the compensation, nominating, and governance committees.

A CEO should set the strategic course for the company, with the board's approval, and the board should enable the CEO to carry out the CEO's vision for accomplishing the board's objectives. Failure to achieve the board's objectives should lead the board to replace that CEO with someone in whom the board has conﬁdence.

Likewise, an independent chairman can better oversee executives and set a pro-shareholder agenda without the management conﬂicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.

Further, it is the board's responsibility to select a chief executive who can best serve a company and its shareholders and to replace this person when his or her duties have not been appropriately fulﬁlled. Such a replacement becomes more difﬁcult and happens less frequently when the chief executive is also in the position of overseeing the board.

Glass Lewis believes that the installation of an independent chairman is almost always a positive step from a corporate governance perspective and promotes the best interests of shareholders.  Further, the presence of an independent chairman fosters the creating of a throughtful and dynamic board, not dominated by the views of senior management.  Encouragingly, many companies appear to be moving in this direction--one study even indicates that less than 12 percent of incoming CEOs in 2009 were awarded the chairman title, versus 48 percent as recently as 2002.9  Another study finds that 45 percent of S&P boards now seperate the CEO and chairman roles, up from 23 percent in 2003, although the same study found that of those companies, only 25 percent have truly independent chairs.10

We do not recommend that shareholders vote against CEOs who chair the board. However, we typically recommend that our clients support separating the roles of chairman and CEO whenever that question is posed in a proxy (typically in the form of a shareholder proposal), as we believe that it is in the long- term best interests of the company and its shareholders.

PERFORMANCE

The most crucial test of a board's commitment to the company and its shareholders lies in the actions of the board and its members. We look at the performance of these individuals as directors and executives of the company and of other companies where they have served.

VOTING RECOMMENDATIONS ON THE BASIS OF PERFORMANCE

We disfavor directors who have a record of not fulﬁlling their responsibilities to shareholders at any company where they have held a board or executive position. We typically recommend voting against:

1.  A director who fails to attend a minimum of 75% of board and applicable committee meetings, calculated in the aggregate.11

2. A director who belatedly ﬁled a signiﬁcant form(s) 4 or 5, or who has a pattern of late ﬁlings if the late ﬁling was the director's fault (we look at these late ﬁling situations on a case-by-case basis).

9 Ken Favaro, Per-Ola Karlsson and Gary Neilson. "CEO Succession 2000-2009: A Decade of Convergence and Compression." Booz & Company (from
Strategy+Business, Issue 59, Summer 2010).
10 Spencer Stuart Board Index, 2013, p. 5
11 However, where a director has served for less than one full year, we will typically not recommend voting against for failure to attend 75% of meetings. Rather, we will note the poor attendance with a recommendation to track this issue going forward. We will also refrain from recommending to vote against directors when the proxy discloses that the director missed the meetings due to serious illness or other extenuating circumstances.

3. A director  who is also the CEO of a company where a serious and material restatement has occurred after the CEO had previously certiﬁed the pre-restatement ﬁnancial statements.

4. A director who has received two against recommendations from Glass Lewis for identical reasons within the prior year at different companies (the same situation must also apply at the company being analyzed).

5. All directors who served on the board if, for the last three years, the company's performance has been in the bottom quartile of the sector and the directors have not taken reasonable steps to address the poor performance.

BOARD RESPONSIVENESS

Glass Lewis believes that any time 25% or more of shareholders vote contrary to the recommendation of management, the board should, depending on the issue, demonstrate some level of responsiveness to address the concerns of shareholders. These include instances when 25% or more of shareholders (excluding abstentions and broker non-votes): WITHOLD votes from (or vote AGAINST) a director nominee, vote AGAINST a management-sponsored proposal, or vote FOR a shareholder proposal. In our view, a 25% threshold is signiﬁcant enough to warrant a close examination of the underlying issues and an evaluation of whether or not a board response was warranted and, if so, whether the board responded appropriately following the vote. While the 25% threshold alone will not automatically generate a negative vote recommendation from Glass Lewis on a future proposal (e.g. to recommend against a director nominee, against a say-on-pay proposal, etc.), it may be a contributing  factor if we recommend to vote against management's recommendation in the event we determine that the board did not respond appropriately.

As a general framework, our evaluation of board responsiveness involves a review of publicly available disclosures (e.g. the proxy statement, annual report, 8-Ks, company website, etc.) released following the date of the company's last annual meeting up through the publication date of our most current Proxy Paper. Depending on the speciﬁc issue, our focus typically includes, but is not limited to, the following:

•	At the board level, any changes in directorships, committee memberships, disclosure of related party transactions, meeting attendance, or other responsibilities;

•	Any revisions made to the company's articles of incorporation, bylaws or other governance documents;

•	Any press or news releases indicating changes in, or the adoption of, new company policies, business practices or special reports; and

•	Any modiﬁcations made to the design and structure of the company's compensation program. Our Proxy Paper analysis will include a case-by-case assessment of the speciﬁc elements of board responsiveness that we examined along with an explanation of how that assessment impacts our current vote recommendations.

THE ROLE OF A COMMITTEE CHAIRMAN

Glass Lewis believes that a designated committee chairman maintains primary responsibility for the actions of his or her respective committee. As such, many of our committee-speciﬁc vote recommendations deal with the applicable committee chair rather than the entire committee (depending on the seriousness of the issue). However, in cases where we would ordinarily recommend voting against a committee chairman but the chair is not speciﬁed, we apply the following general rules, which apply throughout our guidelines:

•	If there is no committee chair, we recommend voting against the longest-serving committee member or, if the longest-serving committee member cannot be determined, the longest-serving board member serving on the committee (i.e. in either case, the "senior director"); and

•	If there is no committee chair, but multiple senior directors serving on the committee, we recommend voting against both (or all) such senior directors.

In our view, companies should provide clear disclosure of which director is charged with overseeing each committee. In cases where that simple framework is ignored and a reasonable analysis cannot determine which committee member is the designated leader, we believe shareholder action against the longest serving committee member(s) is warranted. Again, this only applies if we would ordinarily recommend voting against the committee chair but there is either no such position or no designated director in such role.

On the contrary, in cases where there is a designated committee chair and the recommendation is to vote against the committee chair, but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

AUDIT COMMITTEES AND PERFORMANCE

Audit committess play an integral role in overseeing the financial reporting process because "[v]ibrant and stable capital markets depend on, among other things, reliable, transparent, and objective financial information to support an efficient and effective capital market process.  The vital oversight role audit committees play in the process of producing financial information has never been more important."12

When assessing an audit committee's performance, we are aware that an audit committee does not prepare ﬁnancial statements, is not responsible for making the key judgments and assumptions that affect the ﬁnancial statements, and does not audit the numbers or the disclosures provided to investors. Rather, an audit committee member monitors and oversees the process and procedures that management and auditors perform. The 1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees stated it best:

A proper and well-functioning system exists, therefore, when the three main groups responsible for ﬁnancial reporting – the full board including the audit committee, ﬁnancial management including the internal auditors, and the outside auditors – form a 'three legged stool' that supports responsible ﬁnancial disclosure and active participatory oversight. However, in the view of the Committee, the audit committee must be 'ﬁrst among equals' in this process, since the audit committee is an extension of the full board and hence the ultimate monitor of the process.

STANDARDS FOR ASSESSING THE AUDIT COMMITTEE

For an audit committee to function effectively on investors' behalf, it must include members with sufﬁcient knowledge to diligently carry out their responsibilities. In its audit and accounting recommendations, the  Conference  Board  Commission  on  Public  Trust  and  Private Enterprise  said  "members  of the audit committee  must be independent  and have both  knowledge  and experience in auditing ﬁnancial matters."13

We are skeptical of audit committees where there are members that lack expertise as a Certiﬁed Public Accountant (CPA), Chief Financial Ofﬁcer (CFO) or corporate controller, or similar experience. While we will not necessarily vote against members of an audit committee when such expertise is lacking, we are more likely to vote against committee members when a problem such as a restatement occurs and such expertise is lacking.

12 Audit Committee Effectiveness – What Works Best." PricewaterhouseCoopers. The Institute of Internal Auditors Research Foundation. 2005.
13 Commission on Public Trust and Private Enterprise. The Conference Board. 2003.

Glass Lewis generally assesses audit committees against the decisions they make with respect to their oversight and monitoring role. The quality and integrity of the ﬁnancial statements and earnings reports, the completeness of disclosures necessary for investors to make informed decisions, and the effectiveness of the internal controls should provide reasonable assurance that the ﬁnancial statements are materially free from errors. The independence of the external auditors and the results of their work all provide useful information by which to assess the audit committee.

When assessing the decisions and actions of the audit committee, we typically defer to its judgment and would vote in favor of its members, but we would recommend voting against the following members under the following circumstances:14

1.
All members of the audit committee when options were backdated, there is a lack of adequate controls in place, there was a resulting restatement, and disclosures indicate there was a lack of documentation with respect to the option grants.

2.
The audit committee chair, if the audit committee does not have a ﬁnancial expert or the committee's ﬁnancial expert does not have a demonstrable ﬁnancial background sufﬁcient to understand the ﬁnancial issues unique to public companies.

3.	The audit committee chair, if the audit committee did not meet at least 4 times during the year.
4.	The audit committee chair, if the committee has less than three members.
5.	Any audit committee member who sits on more than three public company audit committees, unless the audit committee member is a retired CPA, CFO, controller or has similiar experience, in which case the limit shall be four committees, taking time and availability into consideration including a reivew of the audit committee member's attendance at all board and committee meetings. [15]
6.	All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total one-third or less of the total fees billed by the auditor.
7.	The audit committee chair when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (in which case we also recommend against ratiﬁcation of the auditor).
8.	All members of an audit committee where non-audit fees include fees for tax services (including, but not limited to, such things as tax avoidance or shelter schemes) for senior executives of the company. Such services are prohibited by the Public Company Accounting Oversight Board ("PCAOB").
9.	All members of an audit committee that reappointed an auditor that we no longer consider to be independent for reasons unrelated to fee proportions.

14 As discussed under the section labeled "Committee Chairman," where the recommendation is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against the members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.
15 Glass Lewis may exempt certain audit committee members from the above threshold if, upon further analysis of relevant factors such as the director's experience, the size, industry-mix and location of the companies involved and the director's attendance at all the companies, we can reasonably determine that the audit committee member is likely not hindered by multiple audit committee commitments.

10.	All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.
11	The audit committee chair[16] if the committee failed to put auditor ratiﬁcation on the ballot for shareholder approval. However, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year, then Glass Lewis will recommend voting against the entire audit committee.
12	All members of an audit committee where the auditor has resigned and reported that a section 10A17 letter has been issued.
13.	All members of an audit committee at a time when material accounting fraud occurred at the company.[18]
14.	All members of an audit committee at a time when annual and/or multiple quarterly ﬁnancial statements had to be restated, and any of the following factors apply.

•	The restatement involves fraud or manipulation by insiders;
•	The restatement is accompanied by an SEC inquiry or investigation;
•	The restatement involves revenue recognition;
•	The restatement results in a greater than 5% adjustment to costs of goods sold, operating expense, or operating cash ﬂows; or
•	The restatement results in a greater than 5% adjustment to net income, 10% adjustment to assets or shareholders equity, or cash ﬂows from ﬁnancing or investing activities.

15.	All members of an audit committee if the company repeatedly fails to ﬁle its ﬁnancial reports in a timely fashion. For example, the company has ﬁled two or more quarterly or annual ﬁnancial statements late within the last 5 quarters.
16.	All members of an audit committee when it has been disclosed that a law enforcement agency has charged the company and/or its employees with a violation of the Foreign Corrupt Practices Act (FCPA).
17.	All members of an audit committee when the company has aggressive accounting policies and/or poor disclosure or lack of sufﬁcient transparency in its ﬁnancial statements.
18.	All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed (e.g., the company receives an adverse opinion on its ﬁnancial statements from the auditor).
19.	All members of the audit committee if the contract with the auditor speciﬁcally limits the auditor's liability to the company for damages.[19]
20.	All members of the audit committee who served since the date of the company's last annual meeting, and when, since the last annual meeting, the company has reported a material weakness that has not yet been corrected, or, when the company has an ongoing material weakness from a prior year that has not yet been corrected.

16 As discussed under the section labeled "Committee Chairman," in all cases, if the chair of the committee is not speciﬁed, we recommend voting against the director who has been on the committee the longest.
17 Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee or the board fails to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a section 10A letter to the SEC. Such letters are rare and therefore we believe should be taken seriously.
18 Recent research indicates that revenue fraud now accounts for over 60% of SEC fraud cases, and that companies that engage in fraud experience signiﬁcant negative abnormal stock price declines—facing bankruptcy, delisting, and material asset sales at much higher rates than do non-fraud ﬁrms (Committee of Sponsoring Organizations of the Treadway Commission. "Fraudulent Financial Reporting: 1998-2007." May 2010).
19 The Council of Institutional Investors. "Corporate Governance Policies," p. 4, April 5, 2006; and "Letter from Council of Institutional Investors to the
AICPA," November 8, 2006.

We also take a dim view of audit committee reports that are boilerplate, and which provide little or no information or transparency to investors. When a problem such as a material weakness, restatement or late ﬁlings occurs, we take into consideration, in forming our judgment with respect to the audit committee, the transparency of the audit committee report.

COMPENSATION COMMITTEE PERFORMANCE

Compensation committees have the ﬁnal say in determining the compensation of executives. This includes deciding the basis on which compensation is determined, as well as the amounts and types of compensation to be paid. This process begins with the hiring and initial establishment of employment agreements, including the terms for such items as pay, pensions and severance arrangements. It is important in establishing compensation arrangements that compensation be consistent with, and based on the long-term economic performance of, the business's long-term shareholders returns.

Compensation committees are also responsible for the oversight of the transparency of compensation. This oversight includes disclosure of compensation arrangements, the matrix used in assessing pay for performance, and the use of compensation consultants. In order to ensure the independence of the compensation consultant, we believe the compensation committee should only engage a compensation consultant that is not also providing any services to the company or management apart from their contract with the compensation committee. It is important to investors that they have clear and complete disclosure of all the signiﬁcant terms of compensation arrangements in order to make informed decisions with respect to the oversight and decisions of the compensation committee.

Finally, compensation committees are responsible for oversight of internal controls over the executive compensation process. This includes controls over gathering information used to determine compensation, establishment of equity award plans, and granting of equity awards. For example, the use of a compensation consultant who maintains a business relationship with company management may cause the committee to make decisions based on information that  is compromised by the consultant's conﬂict of interests. Lax controls can also contribute to improper awards of compensation such as through granting of backdated or spring-loaded options, or granting of bonuses when triggers for bonus payments have not been met.

Central to understanding the actions of a compensation committee is a careful review of the Compensation Discussion and Analysis ("CD&A") report included in each company's proxy. We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. The CD&A is also integral to the evaluation of compensation proposals at companies, such as advisory votes on executive compensation, which allow shareholders to vote on the compensation paid to a company's top executives.

When assessing the performance of compensation committees, we will recommend voting against for the following:20

1.	All members of the compensation committee who are up for election and served at the time of poor pay-for-performance (e.g., a company receives an F grade in our pay-for-performance analysis) when shareholders are not provided with an advisory vote on executive compensation at the annual meeting.[21]

20 As discussed under the section labeled "Committee Chairman," where the recommendation is to vote against the committee chair and the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern with regard to the committee chair.

2.
Any member of the compensation committee who has served on the compensation committee of at least two other public companies that received F grades in our pay-for-performance model and whose oversight of compensation at the company in question is suspect.

3.	The compensation committee chair if the company received two D grade in consecutive years in our pay-for-performance analysis, and if during the past year the company performed the same as or worse than its peers.[22]
4.	All members of the compensation committee (during the relevant time period) if the company entered into excessive employment agreements and/or severance agreements.
5.	All members of the compensation committee when performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals, or performance-based compensation was paid despite goals not being attained.
6.	All members of the compensation committee if excessive employee perquisites and beneﬁts were allowed.
7.	The compensation committee chair if the compensation committee did not meet during the year, but should have (e.g., because executive compensation was restructured or a new executive was hired).
8.	All members of the compensation committee when the company repriced options or completed a "self tender offer" without shareholder approval within the past two years.
9.	All members of the compensation committee when vesting of in-the-money options is accelerated.
10.	All members of the compensation committee when option exercise prices were backdated. Glass Lewis will recommend voting against an executive director who played a role in and participated in option backdating.
11.	All members of the compensation committee when option exercise prices were spring-loaded or otherwise timed around the release of material information.
12.	All members of the compensation committee when a new employment contract is given to an executive that does not include a clawback provision and the company had a material restatement, especially if the restatement was due to fraud.
13.	The chair of the compensation committee where the CD&A provides insufﬁcient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously deﬁned targets.
14.	All members of the compensation committee during whose tenure the committee failed to implement a shareholder proposal regarding a compensation-related issue, where the proposal received the affirmative vote of a majority of the voting shares at a shareholder meeting, and when a reasonable analysis suggests that teh compensation committee (rather than the governance committee) should have taken steps to implement the request.[23]

21 Where there are multiple CEOs in one year, we will consider not recommending against the compensation committee but will defer judgment on compensation policies and practices until the next year or a full year after arrival of the new CEO. In addition, if a company provides shareholders with a say-on-pay proposal and receives an F grade in our pay-for-performance model, we will recommend that shareholders only vote against the say-on- pay proposal rather than the members of the compensation committee, unless the company exhibits egregious practices. However, if the company receives successive F grades, we will then recommend against the members of the compensation committee in addition to recommending voting against the say-on-pay proposal.
22 In cases where a company has received two consecutive D grades, or if its grade improved from an F to a D in the most recent period, and during the most recent year the company performed better than its peers (based on our analysis), we refrain from recommending to vote against the compensation committee chair. In addition, if a company provides shareholders with a say-on-pay proposal in this instance, we will consider voting against the advisory vote rather than the compensation committee chair unless the company exhibits unquestionably egregious practices.

15.	All members of a compensation committee during whose tenure the committee failed to address shareholder concerns following majority shareholder rejection of the say-on-pay proposal in the previous year. Where the proposal was approved but there was a signiﬁcant shareholder vote (i.e., greater than 25% of votes cast) against the say-on-pay proposal in the prior year, if there is no evidence that the board responded accordingly to the vote including actively engaging shareholders on this issue, we will also consider recommending voting against the chairman of the compensation committee or all members of the compensation committee, depending on the severity and history of the compensation problems and the level of opposition.

NOMINATING AND GOVERNANCE COMMITTEE PERFORMANCE

The nominating  and governance committee,  as an agency for the shareholders, is responsible for the governance by the board of the company and its executives. In performing this role, the board is responsible and accountable for selection of objective and competent  board members. It is also responsible for providing leadership on governance policies adopted by the company, such as decisions to implement shareholder proposals that have received a majority vote. (At most companies, a single committee is charged with these oversight functions; at others, the governance and nominating responsiblities are apportioned among two separate committees.)

Consistent with Glass Lewis' philosophy that boards should have diverse backgrounds and members with a breadth and depth of relevant experience, we believe that nominating and governance committees should consider diversity when making director nominations within the context of each speciﬁc company and its industry. In our view, shareholders are best served when boards make an effort to ensure a constituency that is not only reasonably diverse on the basis of age, race, gender and ethnicity, but also on the basis of geographic knowledge, industry experience and culture.

Regarding the committee responsible for governance, we will recommend voting against the following:24

1.	All members of the governance committee[25] during whose tenure the board failed to implement a shareholder proposal with a direct and substantial impact on shareholders and their rights – i.e., where the proposal received enough shareholder votes (at least a majority) to allow the board to implement or begin to implement that proposal.[26] Examples of these types of shareholder proposals are majority vote to elect directors and to declassify the board.
2.	The governance committee chair,[27] when the chairman is not independent and an independent lead or presiding director has not been appointed.[28]

23 In all other instances (i.e., a non-compensation-related shareholder proposal should have been implemented) we recommend that shareholders vote against the members of the governance committee.
24 As discussed in the guidelines section labeled "Committee Chairman," where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.
25 If the board does not have a committee responsible for governance oversight and the board did not implement a shareholder proposal that received the requisite support, we will recommend voting against the entire board. If the shareholder proposal at issue requested that the board adopt a declassiﬁed structure, we will recommend voting against all director nominees up for election.
26 Where a compensation-related shareholder proposal should have been implemented, and when a reasonable analysis suggests that the members of the compensation committee (rather than the governance committee) bear the responsibility for failing to implement the request, we recommend that shareholders only vote against members of the compensation committee.
27 As discussed in the guidelines section labeled "Committee Chairman," if the committee chair is not speciﬁed, we recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member serving on the committee.
28 We believe that one independent individual should be appointed to serve as the lead or presiding director. When such a position is rotated among directors from meeting to meeting, we will recommend voting against as if there were no lead or presiding director.

3.	In the absence of a nominating committee, the governance committee chair when there are less than ﬁve or the whole nominating committee when there are more than 20 members on the board.
4.	The governance committee chair, when the committee fails to meet at all during the year.
5.	The governance committee chair, when for two consecutive years the company provides what we consider to be "inadequate" related party transaction disclosure (i.e., the nature of such transactions and/or the monetary amounts involved are unclear or excessively vague, thereby preventing a shareholder from being able to reasonably interpret the independence status of multiple directors above and beyond what the company maintains is compliant with SEC or applicable stock exchange listing requirements).
6.	The governance committee chair, when during the past year the board adopted a forum selection clause (i.e., an exclusive forum provision)[29] without shareholder approval, or, if the board is currently seeking shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal.

Regarding the nominating committee, we will recommend voting against the following:30

1.	All members of the nominating committee, when the committee nominated or renominated an individual who had a signiﬁcant conﬂict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests
2.	The nominating committee chair, if the nominating committee did not meet during the year, but should have (i.e., because new directors were nominated or appointed since the time of the last annual meeting).
3.	In the absence of a governance committee, the nominating committee chair[31] when the chairman is not independent, and an independent lead or presiding director has not been appointed.[32]
4.	The nominating committee chair, when there are less than ﬁve or the whole nominating committee when there are more than 20 members on the board.[33]
5.	The nominating committee chair, when a director received a greater than 50% against vote the prior year and not only was the director not removed, but the issues that raised shareholder concern were not corrected.[34]

BOARD-LEVEL RISK MANAGEMENT OVERSIGHT

Glass Lewis evaluates the risk management function of a public company board on a strictly case- by-case basis. Sound risk management, while necessary at all companies, is particularly important at

29 A forum selection clause is a bylaw provision stipulating that a certain state, typically Delaware, shall be the exclusive forum for all intra-corporate disputes (e.g. shareholder derivative actions, assertions of claims of a breach of ﬁduciary duty, etc.). Such a clause effectively limits a shareholder's legal remedy regarding appropriate choice of venue and related relief offered under that state's laws and rulings.
30 As discussed in the guidelines section labeled "Committee Chairman," where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will simply express our concern regarding the committee chair.
31 As discussed under the section labeled "Committee Chairman," if the committee chair is not speciﬁed, we will recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member on the committee.
32 In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis, unless if the chairman also serves as the CEO, in which case we will recommend voting against the director who has served on the board the longest.
33 In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis, unless if the chairman also serves as the CEO, in which case we will recommend voting against the director who has served on the board the longest.
34 Considering that shareholder discontent clearly relates to the director who received a greater than 50% against vote rather than the nominating chair, we review the validity of the issue(s) that initially raised shareholder concern, follow-up on such matters, and only recommend voting against the nominating chair if a reasonable analysis suggests that it would be most appropriate. In rare cases, we will consider recommending against the nominating chair when a director receives a substantial (i.e., 25% or more) vote against based on the same analysis.

ﬁnancial ﬁrms which inherently maintain signiﬁcant exposure to ﬁnancial risk. We believe such ﬁnancial ﬁrms should have a chief risk ofﬁcer reporting directly to the board and a dedicated risk committee or a committee of the board charged with risk oversight. Moreover, many non-ﬁnancial ﬁrms maintain strategies which involve a high level of exposure to ﬁnancial risk. Similarly, since many non-ﬁnancial ﬁrms have complex hedging or trading strategies, those ﬁrms should also have a chief risk ofﬁcer and a risk committee.

Our views on risk oversight are consistent with those expressed by various regulatory bodies. In its December 2009 Final Rule release on Proxy Disclosure Enhancements, the SEC noted that risk oversight is a key competence of the board and that additional disclosures would improve investor and shareholder understanding of the role of the board in the organization's risk management practices. The ﬁnal rules, which became effective on February 28, 2010, now explicitly require companies and mutual funds to describe (while allowing for some degree of ﬂexibility) the board's role in the oversight of risk.

When analyzing the risk management practices of public companies, we take note of any signiﬁcant losses or writedowns on ﬁnancial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or writedown, and where we ﬁnd that the company's board-level risk committee contributed to the loss through poor oversight, we would recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a signiﬁcant level of ﬁnancial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise)35, we will consider recommending to vote against the chairman of the board on that basis. However, we generally would not recommend voting against a combined chairman/CEO, except in egregious cases.

EXPERIENCE

We ﬁnd that a director's past conduct is often indicative of future conduct and performance. We often ﬁnd directors with a history of overpaying executives or of serving on boards where avoidable disasters have occurred appearing at companies that follow these same patterns. Glass Lewis has a proprietary database of directors serving at over 8,000 of the most widely held U.S. companies. We use this database to track the performance of directors across companies.

Voting Recommendations on the Basis of Director Experience

We typically recommend that shareholders vote against directors who have served on boards or as executives of companies with records of poor  performance, inadequate  risk oversight, excessive compensation, audit- or accounting-related  issues, and/or  other indicators of mismanagement or actions against the interests of shareholders.36

Likewise, we examine the backgrounds of those who serve on key board committees to ensure that they have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.

OTHER CONSIDERATIONS

In addition to the three key characteristics – independence, performance, experience – that we use to evaluate board members, we consider conﬂict-of-interest issues as well as the size of the board of directors when making voting recommendations.

35 A committee responsible for risk management could be a dedicated risk committee, the audit committee, or the ﬁnance committee, depending on a given company's board structure and method of disclosure. At some companies, the entire board is charged with risk management.
36 We typically apply a three-year look-back to such issues and also take into account the level of support the director has received from shareholders since the time of the failure.

Conﬂicts of Interest

We believe board members should be wholly free of identiﬁable and substantial conﬂicts of interest, regardless of the overall level of independent directors on the board. Accordingly, we recommend that shareholders vote against the following types of directors:

1.	A CFO who is on the board: In our view, the CFO holds a unique position relative to ﬁnancial reporting and disclosure to shareholders. Due to the critical importance of ﬁnancial disclosure and reporting, we believe the CFO should report to the board and not be a member of it.
2.	A director who is on an excessive number of boards: We will typically recommend voting against a director who serves as an executive ofﬁcer of any public company while serving on more than two other public company boards and any other director who serves on more than six public company boards.[37] Academic literature suggests that one board takes up approximately 200 hours per year of each member's time. We believe this limits the number of boards on which directors can effectively serve, especially executives at other companies.[38] Further, we note a recent study has shown that the average number of outside board seats held by CEOs of S&P 500 companies is 0.6, down from 0.7 in 2008 and 1.0 in 2003.[39]
3.	A director, or a director who has an immediate family member, providing material consulting or other material professional services to the company: These services may include legal, consulting, or ﬁnancial services. We question the need for the company to have consulting relationships with its directors. We view such relationships as creating conﬂicts for directors, since they may be forced to weigh their own interests against shareholder interests when making board decisions. In addition, a company's decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services ﬁrm of one of the company's directors.
4.	A director, or a director who has an immediate family member, engaging in airplane, real estate, or similar deals, including perquisite-type grants from the company, amounting to more than $50,000. Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against shareholder interests.
5.	Interlocking directorships: CEOs or other top executives who serve on each other's boards create an interlock that poses conflicts that should be avoided to ensure the promotion of shareholder interests above all else.[40]
6.	All board members who served at a time when a poison pill with a term of longer than one year was adopted without shareholder approval within the prior twelve months.41 In the event a board is classiﬁed and shareholders are therefore unable to vote against all directors, we will recommend voting against the remaining directors the next year they are up for a shareholder vote. If a poison pill with a term of one year or less was adopted without shareholder approval, and without adequate justiﬁcation, we will consider recommending that shareholders vote against all members of the governance committee. If the board has, without seeking shareholder approval, and without adequate justiﬁcation, extended the term of a poison pill by one year or less in two consecutive years, we will consider recommending that shareholders vote against the entire board.

37 Glass Lewis will not recommend voting against the director at the company where he or she serves as an executive ofﬁcer, only at the other public companies where he or she serves on the board.
38 Our guidelines are similar to the standards set forth by the NACD in its "Report of the NACD Blue Ribbon Commission on Director Professionalism,"
2001 Edition, pp. 14-15 (also cited approvingly by the Conference Board in its "Corporate Governance Best Practices: A Blueprint for the Post-Enron Era," 2002, p. 17), which suggested that CEOs should not serve on more than 2 additional boards, persons with full-time work should not serve on more than 4 additional boards, and others should not serve on more than six boards.
39 Spencer Stuart Board Index, 2013, p. 6.
40 We do not apply a look-back period for this situation. The interlock policy applies to both public and private companies. We will also evaluate multiple board interlocks among non-insiders (i.e., multiple directors serving on the same boards at other companies), for evidence of a pattern of poor oversight.
41 Refer to Section V. Governance Structure and the Shareholder Franchise for further discussion of our policies regarding anti-takeover measures, including poison pills.

Size of the Board of Directors

While we do not believe there is a universally applicable optimum board size, we do believe boards should have at least ﬁve directors to ensure sufﬁcient diversity in decision-making and to enable the formation of key board committees with independent directors. Conversely, we believe that boards with more than 20 members will typically suffer under the weight of "too many cooks in the kitchen" and have difﬁculty reaching consensus and making timely decisions. Sometimes the presence of too many voices can make it difﬁcult to draw on the wisdom and experience in the room by virtue of the need to limit the discussion so that each voice may be heard.

To that end, we typically recommend voting against the chairman of the nominating committee at aboard with fewer than ﬁve directors. With boards consisting of more than 20 directors, we typically recommend voting against all members of the nominating committee (or the governance committee, in the absence of a nominating committee).42

CONTROLLED COMPANIES

Controlled companies present an exception to our independence recommendations. The board's function is to protect shareholder interests; however, when an individual or entity owns more than
50% of the voting shares, the interests of the majority of shareholders are the interests of that entity or individual. Consequently, Glass Lewis does not apply our usual two-thirds independence rule and therefore we will not recommend voting against boards whose composition reﬂects the makeup of the shareholder population.

Independence Exceptions

The independence exceptions that we make for controlled companies are as follows:

      1. We do not require that controlled companies have boards that are at least two-thirds independent. So long as the insiders and/or afﬁliates are connected with the controlling entity, we accept the presence of non-independent board members.

2. The compensation committee and nominating and governance committees do  not need to consist solely of independent directors.

•	We believe that standing nominating and corporate governance committees at controlled companies are unnecessary. Although having a committee charged with the duties of searching for, selecting, and nominating independent directors can be beneﬁcial, the unique composition of a controlled company's shareholder base makes such committees weak and irrelevant.

•	Likewise, we believe that independent compensation committees at controlled companies are unnecessary. Although independent directors are the best choice for approving and monitoring senior executives' pay, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests. As such, we believe that having afﬁliated directors on a controlled company's compensation committee is acceptable. However, given that a controlled company has certain obligations to minority shareholders we feel that an insider should not serve on the compensation committee. Therefore, Glass Lewis will recommend voting against any insider (the CEO or otherwise) serving on the compensation committee.

42 The Conference Board, at p. 23 in its May 2003 report "Corporate Governance Best Practices, Id.," quotes one of its roundtable participants as stating, "[w]hen you've got a 20 or 30 person corporate board, it's one way of assuring that nothing is ever going to happen that the CEO doesn't want to happen."

3. Controlled companies do not need an independent chairman or an independent lead or presiding director. Although an independent director in a position  of authority on the board – such as chairman or presiding director – can best carry out the board's duties, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.

Size of the Board of Directors

We have no board size requirements for controlled companies.

Audit Committee Independence
We believe that audit committees should consist solely of independent directors. Regardless of a company's controlled status, the interests of all shareholders must be protected by ensuring the integrity and accuracy of the company's ﬁnancial statements. Allowing afﬁliated directors to oversee the preparation of ﬁnancial reports could create an insurmountable conﬂict of interest.

UNOFFICIALLY CONTROLLED COMPANIES AND 20-50% BENEFICIAL OWNERS

Where a shareholder group owns more than 50% of a company's voting power but the company is not a "controlled" company as deﬁned by relevant listing standards, we apply a lower independence requirement of a majority of the board but believe the company should otherwise be treated like another public company; we will therefore apply all other standards as outlined above.

Similarly, where an individual or entity holds between 20-50% of a company's voting power, but the company is not "controlled," we believe it is reasonable to allow proportional representation on the board and committees (excluding the audit committee) based on the individual or entity's percentage of ownership.

EXCEPTIONS FOR RECENT IPOs

We believe companies that have recently completed an initial public offering ("IPO") should be allowed adequate time to fully comply with marketplace listing requirements as well as to meet basic corporate governance standards. We believe a one-year grace period immediately following the date of a company's IPO is sufﬁcient time for most companies to comply with all relevant regulatory requirements and to meet such corporate governance standards. Except in egregious cases, Glass Lewis refrains from issuing voting recommendations on the basis of corporate governance best practices (e.g., board independence, committee membership and structure, meeting attendance, etc.) during the one-year period following an IPO.

However, two speciﬁc cases warrant strong shareholder action against the board of a company that completed an IPO within the past year:

1. Adoption of a poison pill: In cases where a board implements a poison pill preceding an IPO, we will consider voting against the members of the board who served during the period of the poison pill's adoption if the board (i) did not also commit to submit the poison pill to a shareholder vote within 12 months of the IPO or (ii) did not provide a sound rationale for adopting the pill and the pill does not expire in the three years or less.  In over view, adiopting such an anti-takover device unfairly penalizes future shareholders who (except for electing to buy or sell the stock) are unable to weigh in on a matter that could potentially negatively impact their ownership interest,  This notion is strengthened when a board adopts a poison pill with a five to ten year life immediately prior to having a public shareholder base so as to insulate management for a substantial amount of time while postponing and/or avoiding allowing public shareholders the ability to vote on the pill's adoption. Such instances are indicative of boards that may subvert shareholders' best interests following their IPO.

2.  Adoption  of an exclusive forum provision: Consistent with  our general approach to boards that adopt exclusive forum provisions without shareholder approval (refer to our discussion of nominating and governance committee performance in Section I of the guidelines), in cases where a board adopts such a provision for inclusion in a company's charter or bylaws before the company's IPO, we will recommend voting against the chairman of the government committee, or, in the absence of such a committee, the chairmand of the board, who served during the period of time when the provisions was adopted.

In addition, shareholders should also be wary of companies that adopt supermajority voting requirements before their IPO. Absent explicit provisions in the articles or bylaws stipulating that certain policies will be phased out over a certain period of time (e.g. a predetermined declassiﬁcation of the board, a planned separation of the chairman and CEO, etc.) long-term shareholders could ﬁnd themselves in the predicament of having to attain a supermajority vote to approve future proposals seeking to eliminate such policies.

DUAL-LISTED COMPANIES

For those companies whose shares trade on exchanges in multiple countries, and which may seek shareholder approval of proposals in accordance with varying exchange- and country-speciﬁc rules, we will apply the governance standards most relevant in each situation. We will consider a number of factors in determining which Glass Lewis country-speciﬁc policy to apply, including but not limited to: (i) the corporate governance structure and features of the company including whether the board structure is unique to a particular market; (ii) the nature of the proposals; (iii) the location of the company's primary listing, if one can be determined; (iv) the regulatory/governance regime that the board is reporting against; and (v) the availability and completeness of the company's SEC ﬁlings.

MUTUAL FUND BOARDS

Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Typically, members of a fund's adviser are on the board and management takes on a different role from that of regular public companies. Thus, we focus on a short list of requirements, although many of our guidelines remain the same.

The following mutual fund policies are similar to the policies for regular public companies:

1.  Size of the board of directors: The board should be made up of between ﬁve and twenty directors.

2.  The CFO on the board: Neither the CFO of the fund nor the CFO of the fund's registered investment adviser should serve on the board.

3.  Independence of the audit committee: The audit committee should consist solely of independent directors.

4. Audit committee ﬁnancial expert: At least one member of the audit committee should be designated as the audit committee ﬁnancial expert.

The following differences from regular public companies apply at mutual funds:

1.  Independence of the board: We believe that three-fourths of an investment company's board should be made up of independent  directors. This is consistent with a proposed SEC rule on investment company boards. The Investment Company Act requires 40% of the board to be independent, but in 2001, the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. In 2005, the SEC proposed increasing the independence threshold to 75%. In 2006, a federal appeals court ordered that this rule amendment be put back out for public comment, putting it back into "proposed rule" status. Since mutual fund boards play a vital role in overseeing the relationship between the fund and its investment manager, there is greater need for independent oversight than there is for an operating company board.

2.  When the auditor is not up for ratification:  We do not recommend voting against the audit committee if the auditor is not up for ratification.  Due to the different legal structure of an investment company compared to an operating company, the auditor for the investment company (i.e., mutual fund) does not conduct the same level of financial review for each investment company as for an operating company.

3.  Non-indepndent chairman:  The SEC has proposed that the chairman of the fund board be independent.  We agree that the roles of a mutual fund's chairman and CEO should be seperate.  Although we believe this would be best at all companies, we recommend voting against the chairman of an investment company's nominating committee as well as the chairman of the board if the chairman and CEO of a mutual fund are the same person and the fund does not have and independent lead or presiding director.  Seven former SEC commissioners support the appointment of an independent chairman and we agree with them that "an independent board chairman would be better able to create conditions favoring the long-term interests of fund shareholders than would a chairman who is an executive of the adviser." (See the comment letter sent to the SEC in support of the proposed rule at http://www.sec.gov/news/studies/indchair.pdf)

4.   Multiple funds overseen by the same director: Unlike service on a public company board, mutual fund boards require much less of a time commitment.  Mutual fund directors typically serve on dozens of other mutual fund boards, often within the same fund complex.  The Investment Company Institute's ("ICI") Overview of Fund Governance Practices, 1994-2012, indicates that the average number of funds served by an independent director in 2012 was 53.  Absent evidence that a specific director is hindered from being an effective board member at a fund due to service on other funds' boards, we refrain from maintaining a cap on thenumber of outside mutual fund boards that we believe a director can serve on.

DECLASSIFIED BOARDS

Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel the annual election of directors encourages board members to focus on shareholder interests.

Empirical studies have shown: (i) companies with staggered boards reduce a ﬁrm's value; and (ii) in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers, and delivers a lower return to target shareholders.

In our view, there is no evidence to demonstrate that staggered boards improve shareholder returns in a takeover context. Research shows that shareholders are worse off when a staggered board blocks a transaction. A study by a group of Harvard Law professors concluded that companies whose staggered boards prevented a takeover "reduced shareholder returns for targets ... on the order of eight to ten percent in the nine months after a hostile bid was announced."43 When a staggered board negotiates a friendly transaction, no statistically signiﬁcant difference in premiums occurs.44 Further, one of those same professors foung that charter-based staggered boards "reduce the market value of a firm by 4% to 6% of its market capitalization" and that "staggered baords bring about and not merely reflect this reduction in market value."45  A subsequent study reaffirmed that classified boards reduce shareholder value, finding "that the ongoing process of dismantling staggered boards, encouraged by institutional investors, could well contribute to increasing shareholder wealth."46

43 Lucian Bebchuk, John Coates IV, Guhan Subramanian, "The Powerful Antitakeover Force of Staggered Boards: Further Findings and a Reply to Symposium Participants," 55 Stanford Law Review 885-917 (2002), page 1.

Shareholders ahve increasingly come to agree with this view.  In 2013, 91% of S&P 500 companies had declassified boards, up from approximately 40% a decade ago.47  Clearly, more shareholders have supported the repeal of classified boards.  Resolutions relating to the repeal of staggered boards gamered on average over 70% support among shareholders in 2008, whereas in 1987, only 16.4% of votes cast favored board declassification.48
Given the empirical evidence suggesting staggered boards reduce a company's value and the increasing shareholder opposition to such a structure, Glass Lewis supports the declassiﬁcation of boards and the annual election of directors.

MANDATORY DIRECTOR TERM AND AGE LIMITS

Glass Lewis believes that director age and term limits typically are not in shareholders' best interests. Too often age and term limits are used by boards as a crutch to remove board members who have served for an extended period of time. When used in that fashion, they are indicative of a board that has a difﬁcult time making "tough decisions."

Academic literature suggests that there is no evidence of a correlation between either length of tenure or age and director performance. On occasion, term limits can be used as a means to remove a director for boards that are unwilling to police their membership and to enforce turnover. Some shareholders support term limits as a way to force change when boards are unwilling to do so.

While we understand that age limits can be a way to force change where boards are unwilling to make changes on their own, the long-term impact of age limits restricts experienced and potentially valuable board members from service through an arbitrary means. Further, age limits unfairly imply that older (or, in rare cases, younger) directors cannot contribute to company oversight.

In our view, a director's experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. However, we support periodic director rotation to ensure a fresh perspective in the boardroom and the generation of new ideas and business strategies. We believe the board should implement such rotation instead of relying on arbitrary limits. When necessary, shareholders can address the issue of director rotation through director elections.

We believe that shareholders are better off monitoring the board's approach to corporate governance and the board's stewardship of company performance rather than imposing inﬂexible rules that don't necessarily correlate with returns or beneﬁts for shareholders.

However, if a board adopts term/age limits, it should follow through and not waive such limits. If the board waives its term/age limits, Glass Lewis will consider recommending shareholders vote against the nominating and/or governance committees, unless the rule was waived with sufﬁcient explanation, such as consummation of a corporate transaction like a merger.

44 Id. at 2 ("Examining a sample of seventy-three negotiated transactions from 2000 to 2002, we ﬁnd no systematic beneﬁts in terms of higher premia to boards that have [staggered structures].").
45 Lucian Bebchuk, Alma Cohen, "The Costs of Entrenched Boards" (2004).
46 Lucian Bebchuk, Alma Cohen and Charles C.Y. Wang, "Staggered Boards and the Wealth of Shareholders: Evidence from a Natural Experiment," SSRN: http://ssrn.com/abstract=1706806 (2010), p. 26.
47 Spencer Stuart Board Index, 2013, p. 4
48 Lucian Bebchuk, John Coates IV and Guhan Subramanian, "The Powerful Antitakeover Force of Staggered Boards: Theory, Evidence, and Policy,"
54 Stanford Law Review 887-951 (2002).

REQUIRING TWO OR MORE NOMINEES PER BOARD SEAT

In an attempt to address lack of access to the ballot, shareholders sometimes propose that the board give shareholders a choice of directors for each open board seat in every election. However, we feel that policies requiring a selection of multiple nominees for each board seat would discourage prospective directors from accepting nominations. A prospective director could not be conﬁdent either that he or she is the board's clear choice or that he or she would be elected. Therefore, Glass Lewis generally will vote against such proposals.

PROXY ACCESS

Proxy Access has garnered signiﬁcant attention in recent years. As in 2013, we expect to see a number of shareholder proposals regarding this topic in 2014 and perhaps even some companies unilaterally adopting some elements of proxy access. However, considering the uncertainty in this area and the inherent case-by-case nature of those situations, we refrain from establishing any speciﬁc parameters at this time.

For a discussion of recent regulatory events in this area, along with a detailed overview of the Glass Lewis approach to Shareholder Proposals regarding Proxy Access, refer to Glass Lewis' Proxy Paper Guidelines for Shareholder Initiatives.

MAJORITY VOTE FOR THE ELECTION OF DIRECTORS

In stark contrast to the failure of shareholder access to gain acceptance, majority voting for the election of directors is fast becoming the de facto standard in corporate board elections. In our view, the majority voting proposals are an effort to make the case for shareholder impact on director elections on a company-speciﬁc basis.

While this proposal would not give shareholders the opportunity to nominate directors or lead to elections where shareholders have a choice among director candidates, if implemented, the proposal would allow shareholders to have a voice in determining whether the nominees proposed by the board should actually serve as the overseer-representatives of shareholders in the boardroom. We believe this would be a favorable outcome for shareholders.

During the ﬁrst half of 2013, Glass Lewis tracked approximately 30 shareholder proposals seeking to require a majority vote to elect directors at annual meetings in the U.S. While this is roughly on par with what we have reviewed in each of the past several years, it is a sharp contrast to the 147 proposals tracked during all of 2006. This large drop in number or proposals being submitted in recent years compared to 2006 is a result of many companies having already adopted some form of majority voting, including approximately 84% of companies in the S&P 500 Index, up from 56% in 2008.49 During 2013, these proposals received, on average, 59% shareholder support (excluding abstentions and broker non-votes), up from 54% in 2008. Further, nearly half of these resolutions received majority shareholder support.

THE PLURALITY VOTE STANDARD

Today, most US companies still elect directors by a plurality vote standard. Under that standard, if one shareholder holding only one share votes in favor of a nominee (including himself, if the director is a shareholder), that nominee "wins" the election and assumes a seat on the board. The common concern among companies with a plurality voting standard is the possibility that one or more directors would not receive a majority of votes, resulting in "failed elections." This was of particular concern during the 1980s, an era of frequent takeovers and contests for control of companies.

49 Spencer Stuart Board Index, 2013, p. 13

ADVANTAGES OF A MAJORITY VOTE STANDARD

If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to be elected. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. We think that this minimal amount of protection for shareholders is reasonable and will not upset the corporate structure nor reduce the willingness of qualiﬁed shareholder-focused directors to serve in the future.

We believe that a majority vote standard will likely lead to more attentive directors. Occasional use of this power will likely prevent the election of directors with a record of ignoring shareholder interests in favor of other interests that conﬂict with those of investors. Glass Lewis will generally support proposals calling for the election of directors by a majority vote except for use in contested director elections.

In response to the high level of support majority voting has garnered, many companies have voluntarily taken steps to implement majority voting or modiﬁed approaches to majority voting. These steps range from a modiﬁed approach requiring directors that receive a majority of withheld votes to resign (e.g., Ashland Inc.) to actually requiring a majority vote of outstanding shares to elect directors (e.g., Intel).

We feel that the modiﬁed approach does not go far enough because requiring a director to resign is not the same as requiring a majority vote to elect a director and does not allow shareholders a deﬁnitive voice in the election process. Further, under the modiﬁed  approach, the corporate governance committee could reject a resignation and, even if it accepts the resignation, the corporate governance committee decides on the director's replacement. And since the modiﬁed approach is usually adopted as a policy by the board or a board committee, it could be altered by the same board or committee at any time.

III. TRANSPARENCY AND INTEGRITY OF FINANCIAL REPORTING

AUDITOR RATIFICATION

The auditor's role as gatekeeper is crucial in ensuring the integrity and transparency of the ﬁnancial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do a thorough analysis of a company's books to ensure that the information provided to shareholders is complete, accurate, fair, and that it is a reasonable representation of a company's ﬁnancial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about a company's ﬁscal health. As stated in the October 6,
2008 Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury:

"The auditor is expected to offer critical and objective judgment on the ﬁnancial matters under consideration, and actual and perceived absence of conﬂicts is critical to that expectation. The Committee believes that auditors, investors, public companies, and other market participants must understand the independence requirements and their objectives, and that auditors must adopt a mindset of skepticism when facing situations that may compromise their independence."

As such, shareholders should demand an objective, competent and diligent auditor who performs at or above professional standards at every company in which the investors hold an interest. Like directors, auditors should be free from conﬂicts of interest and should avoid situations requiring a choice between the auditor's interests and the public's interests. Almost without exception, shareholders should be able to annually review an auditor's performance and to annually ratify a board's auditor selection. Moreover, in October 2008, the Advisory Committee on the Auditing Profession went even further, and recommended that "to further enhance audit committee  oversight and auditor accountability
... disclosure in the company proxy statement regarding shareholder ratiﬁcation [should] include the name(s) of the senior auditing partner(s) staffed on the engagement."50

On August 16, 2011, the PCAOB issued a Concept Release seeking public comment on ways that auditor  independence, objectivity and professional skepticism could be enhanced, with a speciﬁc emphasis on mandatory audit ﬁrm rotation. The PCAOB convened several public roundtable meetings during 2012 to further discuss such matters. Glass Lewis believes auditor rotation can ensure both the independence of the auditor and the integrity of the audit; we will typically recommend supporting proposals to require auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years), particularly at companies with a history of accounting problems.

VOTING RECOMMENDATIONS ON AUDITOR RATIFICATION

We generally support management's choice of auditor except when we believe the auditor's independence or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, we typically recommend voting against the audit committee chairman. When there have been material restatements of annual ﬁnancial statements or material weaknesses in internal controls, we usually recommend voting against the entire audit committee.

50 "Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury." p. VIII:20, October 6, 2008.

Reasons why we may not recommend ratiﬁcation of an auditor include:

1. When audit fees plus audit-related fees total less than the tax fees and/or other non-audit fees.

2.  Recent material restatements of annual financial statements, including those reulting in the reporting of material weaknesses in internal controls and including late filings by the company where the auditor bears some responsibility for the restatement or late filing.51

3. When the auditor performs prohibited services such as tax-shelter work, tax services for the CEO or CFO, or contingent-fee work, such as a fee based on a percentage of economic beneﬁt to the company.

4. When audit fees are excessively low, especially when compared with other companies in the same industry.

5. When the company has aggressive accounting policies.

6. When the company has poor disclosure or lack of transparency in its ﬁnancial statements.

7. Where the auditor limited its liability through its contract with the company or the audit contract requires the corporation to use alternative dispute resolution procedures without adequate justiﬁcation.

8. We also look for other relationships or concerns with the auditor that might suggest a conﬂict between the auditor's interests and shareholder interests.

PENSION ACCOUNTING ISSUES

A pension accounting question often raised in proxy proposals is what effect, if any, projected returns on employee pension assets should have on a company's net income. This issue often arises in the executive-compensation context in a discussion of the extent to which pension accounting should be reﬂected in business performance for purposes of calculating payments to executives.

Glass Lewis believes that pension credits should not be included in measuring income that is used to award performance-based compensation. Because many of the assumptions used in accounting for retirement plans are subject to the company's discretion, management would have an obvious conﬂict of interest if pay were tied to pension income. In our view, projected income from pensions does not truly reﬂect a company's performance.

51 An auditor does not audit interim ﬁnancial statements. Thus, we generally do not believe that an auditor should be opposed due to a restatement of interim ﬁnancial statements unless the nature of the misstatement is clear from a reading of the incorrect ﬁnancial statements.

IV. THE LINK BETWEEN COMPENSATION AND PERFORMANCE

Glass Lewis carefully reviews the compensation awarded to senior executives, as we believe that this is an important area in which the board's priorities are revealed. Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. We believe the most effective compensation arrangements provide for an appropriate mix of performance-based short- and long-term incentives in addition to ﬁxed pay elements.

Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which pay is keeping pace with company performance. When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation. We recognize performance metrics must necessarily vary depending on the company and industry, among other factors, and may include a wide variety of ﬁnancial measures as well as industry-speciﬁc performance indicators. However, we believe companies should disclose why the speciﬁc performance metrics were selected and how the actions they are designed to incentivize will lead to better corporate performance.

Moreover, it is rarely in shareholders' interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. While we favor full disclosure for senior executives and we view pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, we do not believe share- holders need or will beneﬁt from detailed reports about individual management employees other than the most senior executives.

ADVISORY VOTE ON EXECUTIVE COMPENSATION ("SAY-ON-PAY")

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") required companies to hold an advisory vote on executive compensation at the ﬁrst shareholder meeting that occurs six months after enactment of the bill (January 21, 2011).

This practice of allowing shareholders a non-binding vote on a company's compensation report is standard practice in many non-US countries, and has been a requirement for most companies in the United Kingdom since 2003 and in Australia since 2005. Although say-on-pay proposals are non- binding, a high level of "against" or "abstain" votes indicates substantial shareholder concern about a company's compensation policies and procedures.

Given the complexity of most companies' compensation programs, Glass Lewis applies a highly nuanced approach when analyzing advisory votes on executive compensation. We review each company's compensation on a case-by-case basis, recognizing that each company must be examined in the context of industry, size, maturity, performance, ﬁnancial condition, its historic pay for performance practices, and any other relevant internal or external factors.

We believe that each company should design and apply speciﬁc compensation policies and practices that are appropriate to the circumstances of the company and, in particular, will attract and retain competent executives and other staff, while motivating them to grow the company's long-term shareholder value.

Where we ﬁnd those speciﬁc policies and practices serve to reasonably align compensation with performance, and such practices are adequately disclosed, Glass Lewis will recommend supporting the company's approach. If, however, those speciﬁc policies and practices fail to demonstrably link compensation with performance, Glass Lewis will generally  recommend voting against the say-on-pay proposal.

Glass Lewis focuses on four main areas when reviewing say-on-pay proposals:

•	The overall design and structure of the company's executive compensation program including performance metrics;

•    The quality and content of the company's disclosure;

•    The quantum paid to executives; and

•	The link between compensation and performance as indicated by the company's current and past pay-for-performance grades.

We also review any signiﬁcant changes or modiﬁcations, and rationale for such changes, made to the company's compensation structure or award amounts, including base salaries.

SAY-ON-PAY VOTING RECOMMENDATIONS

In cases where we ﬁnd deﬁciencies in a company's compensation program's design, implementation or management, we will recommend that shareholders vote against the say-on-pay proposal. Generally such instances include evidence of a pattern of poor pay-for-performance practices (i.e., deﬁcient or failing pay for performance grades), unclear or questionable disclosure regarding the overall compensation structure (e.g., limited information regarding benchmarking processes, limited rationale for bonus performance metrics and targets, etc.), questionable adjustments to certain aspects of the overall compensation structure (e.g., limited rationale for signiﬁcant changes to performance targets or metrics, the payout of guaranteed bonuses or sizable retention grants, etc.), and/or other egregious compensation practices.

Although not an exhaustive list, the following issues when weighed together may cause Glass Lewis to recommend voting against a say-on-pay vote:

•    Inappropriate peer group and/or benchmarking issues;

•    Inadequate or no rationale for changes to peer groups;

•	Egregious or excessive bonuses, equity awards or severance payments, including golden handshakes and golden parachutes;

•    Guaranteed bonuses;

•    Targeting overall levels of compensation at higher than median without adequate justiﬁcation;

•    Bonus or long-term plan targets set at less than mean or negative performance levels;

•    Performance targets not sufﬁciently challenging, and/or providing for high potential payouts;

•    Performance targets lowered without justiﬁcation;

•    Discretionary bonuses paid when short- or long-term incentive plan targets were not met;

•    Executive pay high relative to peers not justiﬁed by outstanding company performance; and

•    The terms of the long-term incentive plans are inappropriate (please see "Long-Term Incentives" on page 28).

In instances where a company has simply failed to provide sufﬁcient disclosure of its policies, we may recommend shareholders vote against this proposal solely on  this basis, regardless of the appropriateness of compensation levels.

COMPANY RESPONSIVENESS

At companies that received a signiﬁcant level of shareholder disapproval (25% or greater) to their say-on-pay proposal at the previous annual meeting, we believe the board should demonstrate some level of engagement and responsiveness to the shareholder concerns behind the discontent. While we recognize that sweeping changes cannot be made to a compensation program without due consideration and that a majority of shareholders voted in favor of the proposal, we will look for disclosure in the proxy statement and other publicly-disclosed ﬁlings that indicates the compensation committee is responding to the prior year's vote results including engaging with large shareholders to identify the concerns causing the substantial vote against. In the absence of any evidence that the board is actively engaging shareholders on these issues and responding accordingly, we may recommend holding compensation committee members accountable for failing to adequately respond to shareholder opposition, giving careful consideration to the level of shareholder protest and the severity and history of compensation problems.

Where we identify egregious compensation practices, we may also recommend voting against the compensation committee based on the practices or actions of its members during the year, such as approving large one-off payments, the inappropriate, unjustiﬁed use of discretion, or sustained poor pay for performance practices.

PAY FOR PERFORMANCE

Glass Lewis believes an integral part of a well-structured compensation package is a successful link between pay and performance. Our proprietary pay-for-performance model was developed to better evaluate the link between pay and performance of the top ﬁve executives at US companies. Our model benchmarks these executives' pay and company performance against peers selected by Equilar's market-based peer groups and across ﬁve performance metrics. By measuring the magnitude of the gap between two weighted-average percentile rankings (executive compensation and performance), we grade companies from a school letter system: "A", "B", "F", etc. The grades guide our evaluation of compensation committee effectiveness and we generally recommend voting against compensation committee of companies with a pattern of failing our pay-for-performance analysis.

We also use this analysis to inform our voting decisions on say-on-pay proposals. As such, if a company receives a failing grade from our proprietary model, we are likely to recommend that shareholders vote against the say-on-pay proposal. However, there may be exceptions to this rule such as when a company makes signiﬁcant enhancements to its compensation programs that may not be reﬂected yet in a quantitative assessment.

SHORT-TERM INCENTIVES

A short-term bonus or incentive ("STI") should be demonstrably tied to performance. Whenever possible, we believe a mix of corporate and individual  performance measures is appropriate. We would normally expect performance measures for STIs to be based on company-wide or divisional ﬁnancial measures as well as non-ﬁnancial factors such as those related to safety, environmental issues, and customer satisfaction. While we recognize that companies operating in different sectors or markets may seek to utilize a wide range of metrics, we expect such measures to be appropriately tied to a company's business drivers.

Further, the target and potential maximum awards that can be achieved under STI awards should be disclosed. Shareholders should expect stretching performance targets for the maximum award to be achieved. Any increase in the potential maximum award should be clearly justiﬁed to shareholders.

Glass Lewis recognizes that disclosure of some measures may include commercially conﬁdential information. Therefore, we believe it may be reasonable to exclude such information in some cases as long as the company provides sufﬁcient justiﬁcation for non-disclosure. However, where a short-term bonus has been paid, companies should disclose the extent to which performance has been achieved against relevant targets, including disclosure of the actual target achieved.

Where management has received signiﬁcant STIs but short-term performance over the previous year prima facie appears to be poor or negative, we believe the company should provide a clear explanation of why these signiﬁcant short-term payments were made.

LONG-TERM INCENTIVES

Glass Lewis recognizes the value of equity-based incentive programs. When used appropriately, they can provide a vehicle for linking an executive's pay to company performance, thereby aligning their interests with those of shareholders. In addition, equity-based compensation can be an effective way to attract, retain and motivate key employees.

There are certain elements that Glass Lewis believes are common to most well-structured long-term incentive ("LTI") plans. These include:

•    No re-testing or lowering of performance conditions;

•    Performance metrics that cannot be easily manipulated by management;

•    Two or more performance metrics;

•	At least one relative performance metric that compares the company's performance to a relevant peer group or index;

•    Performance periods of at least three years;

•	Stretching metrics that incentivize executives to strive for outstanding performance while not encouraging excessive risk-taking; and

•    Individual limits expressed as a percentage of base salary.

Performance measures should be carefully selected and should relate to the speciﬁc business/industry in which the company operates and, especially, the key value drivers of the company's business.

While cognizant of the inherent complexity of certain performance metrics, Glass Lewis generally believes that measuring a company's performance with multiple metrics serves to provide a more complete picture of the company's performance than a single metric, which may focus too much management attention on a single target and is therefore more susceptible to manipulation. When utilized for relative measurements, external benchmarks such as a sector index or peer group should be disclosed and transparent. The rationale behind the selection of a speciﬁc index or peer group should also be disclosed. Internal benchmarks should also be disclosed and transparent, unless a cogent case for conﬁdentiality is made and fully explained.

We also believe shareholders should evaluate the relative success of a company's compensation programs, particularly with regard to existing equity-based incentive plans, in linking pay and performance in evaluating new LTI plans to determine the impact of additional stock awards. We will therefore review the company's pay-for-performance grade (see below for more information) and speciﬁcally the proportion of total compensation that is stock-based.

RECOUPMENT ("CLAWBACK") PROVISIONS

Section 954 of the Dodd-Frank Act requires the SEC to create a rule requiring listed companies to adopt policies for recouping certain compensation during a three-year look-back period. The rule applies to incentive-based compensation paid to current or former executives if the company is required to prepare an accounting restatement due to erroneous data resulting from material non-compliance with any ﬁnancial reporting requirements under the securities laws.

These recoupment provisions are more stringent than under Section 304 of the Sarbanes-Oxley Act in three respects: (i) the provisions extend to current or former executive ofﬁcers rather than only to the CEO and CFO; (ii) it has a three-year look-back period (rather than a twelve-month look-back period); and (iii) it allows for recovery of compensation based upon a ﬁnancial restatement due to erroneous data, and therefore does not require misconduct on the part of the executive or other employees.

HEDGING OF STOCK

Glass Lewis believes that the hedging of shares by executives in the shares of the companies where they are employed severs the alignment of interests of the executive with shareholders. We believe companies should adopt strict policies to prohibit executives from hedging the economic risk associated with their shareownership in the company.

PLEDGING OF STOCK

Glass Lewis believes that shareholders should examine the facts and circumstances of each company rather than apply a one-size-ﬁts-all policy regarding employee stock pledging. Glass Lewis believes that shareholders beneﬁt when employees, particularly senior executives have "skin-in-the-game" and therefore recognizes the beneﬁts of measures designed to encourage employees to both buy shares out of their own pocket and to retain shares they have been granted; blanket policies prohibiting stock pledging may discourage executives and employees from doing either.

However, we also recognize that the pledging of shares can present a risk that, depending on a host of factors, an executive with signiﬁcant pledged shares and limited other assets may have an incentive to take steps to avoid a forced sale of shares in the face of a rapid stock price decline. Therefore, to avoid substantial losses from a forced sale to meet the terms of the loan, the executive may have an incentive to boost the stock price in the short term in a manner that is unsustainable, thus hurting shareholders in the long-term. We also recognize concerns regarding pledging may not apply to less senior employees, given the latter group's signiﬁcantly more limited inﬂuence over a company's stock price. Therefore, we believe that the issue of pledging shares should be reviewed in that context, as should polices that distinguish between the two groups.

Glass Lewis believes that the beneﬁts of stock ownership by executives and employees may outweigh the risks of stock pledging, depending on many factors. As such, Glass Lewis reviews all relevant factors in evaluating proposed policies, limitations and prohibitions on pledging stock, including:

• The number of shares pledged;

• The percentage executives' pledged shares are of outstanding shares;

• The percentage executives' pledged shares are of each executive's shares and total assets;

• Whether the pledged shares were purchased by the employee or granted by the company;

• Whether there are different policies for purchased and granted shares;

• Whether the granted shares were time-based or performance-based;

• The overall governance proﬁle of the company;

•	The volatility of the company's stock (in order to determine the likelihood of a sudden stock price drop);

• The nature and cyclicality, if applicable, of the company's industry;

• The participation and eligibility of executives and employees in pledging;

•	The company's current policies regarding pledging and any waiver from these policies for employees and executives; and

• Disclosure of the extent of any pledging, particularly among senior executives.

COMPENSATION CONSULTANT INDEPENDENCE

As mandated by Section 952 of the Dodd-Frank Act, as of January 11, 2013, the SEC approved new listing requirements for both the NYSE and NASDAQ which require compensation committees to consider six factors in assessing compensation advisor independence. These factors include: (1) provision of other services to the company; (2) fees paid by the company as a percentage of the advisor's total annual revenue; (3) policies and procedures of the advisor to mitigate conﬂicts of interests; (4) any business or personal relationships of the consultant with any member of the compensation committee; (5) any company stock held by the consultant; and (6) any business or personal relationships of the consultant with any executive ofﬁcer of the company. According to the SEC, "no one factor should be viewed as a determinative factor." Glass Lewis believes this six-factor assessment is an important process for every compensation committee to undertake.

We believe compensation consultants are engaged to provide objective, disinterested, expert advice to the compensation committee. When the consultant or its afﬁliates receive substantial income from providing other services to the company, we believe the potential for a conﬂict of interest arises and the independence of the consultant may be jeopardized. Therefore, Glass Lewis will, when relevant, note the potential for a conﬂict of interest when the fees paid to the advisor or its afﬁliates for other services exceeds those paid for compensation consulting.

FREQUENCY OF SAY-ON-PAY

The Dodd-Frank Act also requires companies to allow shareholders a non-binding vote on the frequency of say-on-pay votes, i.e. every one, two or three years. Additionally, Dodd-Frank requires companies to hold such votes on the frequency of say-on-pay votes at least once every six years.

We believe companies should submit say-on-pay votes to shareholders every year. We believe that the time and ﬁnancial burdens to a company with regard to an annual vote are relatively small and incremental and are outweighed by the beneﬁts to shareholders through more frequent accountability. Implementing biannual or triennial votes on executive compensation limits shareholders' ability to hold the board accountable for its compensation practices through means other than voting against the compensation committee. Unless a company provides a compelling rationale or unique circumstances for say-on-pay votes less frequent than annually, we will generally recommend that shareholders support annual votes on compensation.

VOTE ON GOLDEN PARACHUTE ARRANGEMENTS

The Dodd-Frank Act also requires companies to provide shareholders with a separate non-binding vote on approval of golden parachute compensation arrangements in connection with certain change- in-control transactions. However, if the golden parachute arrangements have previously been subject to a say-on-pay vote which shareholders approved, then this required vote is waived.

Glass Lewis believes the narrative and tabular disclosure of golden parachute arrangements beneﬁts all shareholders. Glass Lewis analyzes each golden parachute arrangement on a case-by-case basis, taking into account, among other items: the ultimate value of the payments particularly compared to the value of the transaction, the tenure and position of the executives in question, and the type of triggers involved (single vs. double).

EQUITY-BASED COMPENSATION PLAN PROPOSALS

We believe that equity compensation awards are useful, when not abused, for retaining employees and providing an incentive for them to act in a way that will improve company performance. Glass Lewis evaluates equity-based compensation plans using a detailed model and analytical review.

Equity-based compensation programs have important differences from cash compensation plans and bonus programs. Accordingly, our model and analysis takes into account factors such as plan administration, the method and terms of exercise, repricing history, express or implied rights to reprice, and the presence of evergreen provisions.

Our analysis is primarily quantitative and focused on the plan's cost as compared with the business's operating metrics. We run twenty different analyses, comparing the program with absolute limits we believe are key to equity value creation and with a carefully chosen peer group. In general, our model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company's ﬁnancial performance. Each of the twenty analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

In our analysis, we compare the program's expected annual expense with the business's operating metrics to help determine whether the plan is excessive in light of company performance. We also compare the plan's expected annual cost to the enterprise value of the ﬁrm rather than to market capitalization because the employees, managers and directors of the ﬁrm contribute to the creation of enterprise value but not necessarily market capitalization (the biggest difference is seen where cash represents the vast majority of market capitalization). Finally, we do not rely exclusively on relative comparisons with averages because, in addition to creeping averages serving to inﬂate compensation, we believe that some absolute limits are warranted.

We evaluate equity plans based on certain overarching principles:

•    Companies should seek more shares only when needed;

•	Requested share amounts should be small enough that companies seek shareholder approval every three to four years (or more frequently);

•	If a plan is relatively expensive, it should not grant options solely to senior executives and board members;

•    Annual net share count and voting power dilution should be limited;

Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of ﬁnancial results and should be in line with the peer group;

•    The expected annual cost of the plan should be proportional to the business's value;

•	The intrinsic value that option grantees received in the past should be reasonable compared with the business's ﬁnancial results;

•	Plans should deliver value on a per-employee basis when compared with programs at peer companies;

•    Plans should not permit re-pricing of stock options;

•    Plans should not contain excessively liberal administrative or payment terms;

•	Plans should not count shares in ways that understate the potential dilution, or cost, to common shareholders. This refers to "inverse" full-value award multipliers;

•	Selected performance metrics should be challenging and appropriate, and should be subject to relative performance measurements; and

•	Stock grants should be subject to minimum vesting and/or holding periods sufﬁcient to ensure sustainable performance and promote retention.

OPTION EXCHANGES

Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial risk in owning stock and we believe  that the employees, ofﬁcers, and directors who receive stock options should be similarly situated to align their interests with shareholder interests.

We are concerned that option grantees who believe they will be "rescued" from underwater options will be more inclined to take unjustiﬁable risks. Moreover, a predictable pattern of repricing or exchanges substantially alters a stock option's value because options that will practically never expire deeply out of the money are worth far more than options that carry a risk of expiration.

In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck.

There is one circumstance in which a repricing or option exchange program is acceptable: if macroeconomic or industry trends, rather than speciﬁc company issues, cause a stock's value to decline dramatically and the repricing is necessary to motivate and retain employees. In this circumstance, we think it fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original "bargain" was struck. In such a circumstance, we will recommend supporting a repricing only if the following conditions are true:

•    Ofﬁcers and board members cannot participate in the program;

•	The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude;

•	The exchange is value-neutral or value-creative to shareholders using very conservative assumptions and with a recognition of the adverse selection problems inherent in voluntary programs; and

•	Management and the board make a cogent case for needing to motivate and retain existing employees, such as being in a competitive employment market.

OPTION BACKDATING, SPRING-LOADING AND BULLET-DODGING

Glass Lewis views option backdating, and the related practices of spring-loading and bullet-dodging, as egregious actions that warrant holding the appropriate management and board members responsible. These practices are similar to re-pricing options and eliminate much of the downside risk inherent in an option grant that is designed to induce recipients to maximize shareholder return.

Backdating an option is the act of changing an option's grant date from the actual grant date to an earlier date when the market price of the underlying stock was lower, resulting in a lower exercise price for the option. Since 2006, Glass Lewis has identiﬁed over 270 companies that have disclosed internal or government investigations into their past stock-option grants.

Spring-loading is granting stock options while in possession of material, positive information that has not been disclosed publicly. Bullet-dodging is delaying the grants of stock options until after the release of material, negative information. This can allow option grants to be made at a lower price either before the release of positive news or following the release of negative news, assuming the stock's price will move up or down in response to the information. This raises a concern similar to that of insider trading, or the trading on material non-public information.

The exercise price for an option is determined on the day of grant, providing the recipient with the same market risk as an investor who bought shares on that date. However, where options were backdated, the executive or the board (or the compensation committee) changed the grant date retroactively. The new date may be at or near the lowest price for the year or period. This would be like allowing an investor to look back and select the lowest price of the year at which to buy shares.

A 2006 study of option grants made between 1996 and 2005 at 8,000 companies found taht option backdating can be an indication of poor internal controls. The study found that option backdating was more likely to occur at companies without a majority independent board and with a long-servicing CEO; both factors, the study enclosed, were associated with greater CEO influence on the company's compensation and governance practices.52

Where a company granted backdated options to an executive who is also a director, Glass Lewis will recommend voting against that executive/director, regardless of who decided to make the award. In addition, Glass Lewis will recommend voting against those directors who either approved or allowed the backdating. Glass Lewis feels that executives and directors who either beneﬁted from backdated options or authorized the practice have breached their ﬁduciary responsibility to shareholders.

Given the severe tax and legal liabilities to the company from backdating, Glass Lewis will consider recommending voting against members of the audit committee who served when options were backdated, a restatement occurs, material weaknesses in internal controls exist and disclosures indicate there was a lack of documentation. These committee members failed in their responsibility to ensure the integrity of the company's ﬁnancial reports.

When a company has engaged in spring-loading or bullet-dodging, Glass Lewis will consider recommending voting against the compensation committee members where there has been a pattern of granting options at or near historic lows. Glass Lewis will also recommend voting against executives serving on the board who beneﬁted from the spring-loading or bullet-dodging.

DIRECTOR COMPENSATION PLANS

Glass Lewis believes that non-employee directors should receive reasonable and appropriate compensation for the time and effort they spend serving on the board and its committees. However, a balance is required. Fees should be competitive in order to retain and attract qualiﬁed individuals, but excessive fees represent a ﬁnancial cost to the company and potentially compromise the objectivity and independence of non-employee directors. We will consider recommending supporting compensation plans that include option grants or other equity-based awards that help to align the interests of outside directors with those of shareholders. However, equity grants to directors should not be performance- based to ensure directors are not incentivized in the same manner as executives but rather serve as a check on imprudent risk-taking in executive compensation plan design.

52 Lucian Bebchuk, Yaniv Grinstein and Urs Peyer. "LUCKY CEOs." November, 2006.

Glass Lewis uses a proprietary model and analyst review to evaluate the costs of equity plans compared to the plans of peer companies with similar market capitalizations. We use the results of this model to guide our voting recommendations on stock-based director compensation plans.

EXECUTIVE COMPENSATION TAX DEDUCTIBILITY (IRS 162(M) COMPLIANCE)

Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next three most highly compensated executive ofﬁcers, excluding the CFO, if the compensation is performance-based and is paid under shareholder-approved plans. Companies therefore submit incentive plans for shareholder approval to take of advantage of the tax deductibility afforded under 162(m) for certain types of compensation.

We believe the best practice for companies is to provide robust disclosure to shareholders so that they can make fully-informed judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, we prefer that disclosure should include speciﬁc performance metrics, a maximum award pool, and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the company's peers.

We typically recommend voting against a 162(m) proposal where: (i) a company fails to provide at least a list of performance targets; (ii) a company fails to provide one of either a total maximum or an individual maximum; or (iii) the proposed plan is excessive when compared with the plans of the company's peers.

The company's record of aligning pay with performance (as evaluated using our proprietary pay-for- performance model) also plays a role in our recommendation. Where a company has a record of setting reasonable pay relative to business performance, we generally recommend voting in favor of a plan even if the plan caps seem large relative to peers because we recognize the value in special pay arrangements for continued exceptional performance.

As with all other issues we review, our goal is to provide consistent but contextual advice given the speciﬁcs of the company and ongoing performance. Overall, we recognize that it is generally not in shareholders' best interests to vote against such a plan and forgo the potential tax beneﬁt since shareholder rejection of such plans will not curtail the awards; it will only prevent the tax deduction associated with them.

V. GOVERNANCE STRUCTURE AND THE SHAREHOLDER FRANCHISE

ANTI-TAKEOVER MEASURES

POISON PILLS (SHAREHOLDER RIGHTS PLANS)

Glass Lewis believes that poison pill plans are not generally in shareholders' best interests. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically we recommend that shareholders vote against these plans to protect their ﬁnancial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.

We believe boards should be given wide latitude in directing company activities and in charting the company's course. However, on an issue such as this, where the link between the shareholders' ﬁnancial interests and their right to consider and accept buyout offers is substantial, we believe that shareholders should be allowed to vote on whether they support such a plan's implementation. This issue is different from other matters that are typically left to board discretion. Its potential impact on and relation to shareholders is direct and substantial. It is also an issue in which management interests may be different from those of shareholders; thus, ensuring that shareholders have a voice is the only way to safeguard their interests.

In certain circumstances, we will support a poison pill that is limited in scope to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable qualifying offer clause. We will consider supporting a poison pill plan if the qualifying offer clause includes each of the following attributes:

•    The form of offer is not required to be an all-cash transaction;

•    The offer is not required to remain open for more than 90 business days;

•    The offeror is permitted to amend the offer, reduce the offer, or otherwise change the terms;

•    There is no fairness opinion requirement; and

•    There is a low to no premium requirement.

Where these requirements are met, we typically feel comfortable that shareholders will have the opportunity to voice their opinion on any legitimate offer.

NOL POISON PILLS

Similarly, Glass Lewis may consider supporting a limited poison pill in the unique event that a company seeks shareholder approval of a rights plan for the express purpose of preserving Net Operating Losses (NOLs). While companies with NOLs can generally carry these losses forward to offset future taxable income, Section 382 of the Internal Revenue Code limits companies' ability to use NOLs in the event of a "change of ownership."53 In this case, a company may adopt or amend a poison pill ("NOL pill") in order to prevent an inadvertent change of ownership by multiple investors purchasing small

53 Section 382 of the Internal Revenue Code refers to a "change of ownership" of more than 50 percentage points by one or more 5% shareholders within a three-year period. The statute is intended to deter the "trafﬁcking" of net operating losses.

chunks of stock at the same time, and thereby preserve the ability to carry the NOLs forward. Often such NOL pills have trigger thresholds much lower than the common 15% or 20% thresholds, with some NOL pill triggers as low as 5%.

Glass Lewis evaluates NOL pills on a strictly case-by-case basis taking into consideration, among other factors, the value of the NOLs to the company, the likelihood of a change of ownership based on the size of the holding and the nature of the larger shareholders, the trigger threshold and whether the term of the plan is limited in duration (i.e., whether it contains a reasonable "sunset" provision) or is subject to periodic board review and/or shareholder ratiﬁcation. However, we will recommend that shareholders vote against a proposal to adopt or amend a pill to include NOL protective provisions if the company has adopted a more narrowly tailored means of preventing a change in control to preserve its NOLs. For example, a company may limit share transfers in its charter to prevent a change of ownership from occurring.

Furthermore, we believe that shareholders should be offered the opportunity to vote on any adoption or renewal of a NOL pill regardless of any potential tax beneﬁt that it offers a company. As such, we will consider recommending voting against those members of the board who served at the time when an NOL pill was adopted without shareholder approval within the prior twelve months and where the NOL pill is not subject to shareholder ratiﬁcation.

FAIR PRICE PROVISIONS

Fair price provisions, which are rare, require that certain minimum price and procedural requirements be observed by any party that acquires more than a speciﬁed percentage of a corporation's common stock. The provision is intended to protect minority shareholder value when an acquirer seeks to accomplish a merger or other transaction which would eliminate or change the interests of the minority stockholders. The provision is generally applied against the acquirer unless the takeover is approved by a majority of "continuing directors" and holders of a majority, in some cases a supermajority as high as 80%, of the combined voting power of all stock entitled to vote to alter, amend, or repeal the above provisions.

The effect of a fair price provision is to require approval of any merger or business combination with an "interested stockholder" by 51% of the voting stock of the company, excluding the shares held by the interested stockholder. An interested stockholder is generally considered to be a holder of 10% or more of the company's outstanding stock, but the trigger can vary.

Generally, provisions are put in place for the ostensible purpose of preventing a back-end merger where the interested stockholder would be able to pay a lower price for the remaining shares of the company than he or she paid to gain control. The effect of a fair price provision on shareholders, however, is to limit their ability to gain a premium for their shares through a partial tender offer or open market acquisition which typically raise the share price, often signiﬁcantly. A fair price provision discourages such transactions because of the potential costs of seeking shareholder approval and because of the restrictions on purchase price for completing a merger or other transaction at a later time.

Glass Lewis believes that fair price provisions, while sometimes protecting shareholders from abuse in a takeover situation, more often act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could signiﬁcantly increase share price. In some cases, even the independent directors of the board cannot make exceptions when such exceptions may be in the best interests of shareholders. Given the existence of state law protections for minority shareholders such as Section 203 of the Delaware Corporations Code, we believe it is in the best interests of shareholders to remove fair price provisions.

REINCORPORATION

In general, Glass Lewis believes that the board is in the best position to determine the appropriate jurisdiction of incorporation for the company. When examining a management proposal to reincorporate to a different state or country, we review the relevant ﬁnancial beneﬁts, generally related to improved corporate tax treatment, as well as changes in corporate governance provisions, especially those relating to shareholder rights, resulting from the change in domicile. Where the ﬁnancial beneﬁts are de minimis and there is a decrease in shareholder rights, we will recommend voting against the transaction.

However, costly, shareholder-initiated reincorporations are typically not the best route to achieve the furtherance of shareholder rights. We believe shareholders are generally better served by proposing speciﬁc shareholder resolutions addressing pertinent issues which may be implemented at a lower cost, and perhaps even with board approval. However, when shareholders propose a shift into a jurisdiction with enhanced shareholder rights, Glass Lewis examines the signiﬁcant ways would the company beneﬁt from shifting jurisdictions including the following:

•    Is the board sufﬁciently independent?

•	Does the company have anti-takeover protections such as a poison pill or classiﬁed board in place?

•	Has the board been previously unresponsive to shareholders (such as failing to implement a shareholder proposal that received majority shareholder support)?

•    Do shareholders have the right to call special meetings of shareholders?

•    Are there other material governance issues at the company?

•    Has the company's performance matched or exceeded its peers in the past one and three years?

•	How has the company ranked in Glass Lewis' pay-for-performance analysis during the last three years?

•    Does the company have an independent chairman?

We note, however, that we will only support shareholder proposals to change a company's place of incorporation in exceptional circumstances.

EXCLUSIVE FORUM PROVISIONS

Glass Lewis believes that charter or bylaw provisions limiting a shareholder's choice of legal venue are not in the best interests of shareholders. Such clauses may effectively discourage the use of shareholder derivative claims by increasing their associated costs and making them more difﬁcult to pursue. As such, shareholders should be wary about approving any limitation on their legal recourse including limiting themselves to a single jurisdiction (e.g. Delaware) without compelling evidence that it will beneﬁt shareholders.

For this reason, we recommend that shareholders vote against any bylaw or charter amendment seeking to adopt an exclusive forum provision unless the company: (i) provides a compelling argument on why the provision would directly beneﬁt shareholders; (ii) provides evidence of abuse of legal process in other, non-favored jurisdictions; and (ii) maintains a strong record of good corporate governance practices.

Moreover, in the event a board seeks shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal, we will weigh the importance of the other bundled provisions when determining the vote recommendation on the proposal. We will nonetheless recommend voting against the chairman of the governance committee for bundling disparate proposals into a single proposal (refer to our discussion of nominating and governance committee performance in Section I of the guidelines).

AUTHORIZED SHARES

Glass Lewis believes that adequate capital stock is important to a company's operation. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock:

1.  Stock Split – We typically consider three metrics when evaluating whether we think a stock split is likely or necessary: The historical stock pre-split price, if any; the current price relative to the company's most common trading price over the past 52 weeks; and some absolute limits on stock price that, in our view, either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stck.

2.  Shareholder Defenses – Additional authorized shares could be used to bolster takeover defenses such as a poison pill.  Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass-Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.

3.  Financing for Acquisitions – We look at whether the company has a history of using stock for acquisitions and attempt to determine what levels of stock have typically been required to accomplish such transactions.  Likewise, we look to see whether this is discussed as a reason for additional shares in the proxy.

4. Financing for Operations – We review the company's cash position and its ability to secure financing through borrowing or other means. We look at the company's history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we ﬁnd that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend against the authorization of additional shares. Similar concerns may also lead us to recommend against a proposal to conduct a reverse stock split if the board does not state that it will reduce the number of authorized common shares in a ratio proportionate to the split.

While we think that having adequate  shares to  allow management to  make quick decisions and effectively operate the business is critical, we prefer that, for signiﬁcant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

ADVANCE NOTICE REQUIREMENTS

We typically recommend that shareholders vote against proposals that would require advance notice of shareholder proposals or of director nominees.

These proposals typically attempt to require a certain amount of notice  before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. Advance notice requirements typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.

We believe shareholders should be able to review and vote on all proposals and director nominees. Shareholders can always vote against proposals that appear with little prior notice. Shareholders, as owners of a business, are capable of identifying issues on which they have sufﬁcient information and ignoring issues on which they have insufﬁcient information. Setting arbitrary notice restrictions limits the opportunity for shareholders to raise issues that may come up after the window closes.

VOTING STRUCTURE

CUMULATIVE VOTING

Cumulative voting increases the ability of minority shareholders to elect a director by allowing shareholders to cast as many shares of the stock they own multiplied by the number of directors to be elected. As companies generally have multiple nominees up for election, cumulative voting allows shareholders to cast all of their votes for a single nominee, or a smaller number of nominees than up for election, thereby raising the likelihood  of electing one or more of their preferred nominees to the board. It can be important when a board is controlled by insiders or afﬁliates and where the company's ownership structure includes one or more shareholders who control a majority-voting block of company stock.

Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a signiﬁcant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders.

However, academic literature indicates that where a highly independent board is in place and the company has a shareholder-friendly governance structure, shareholders may be better off without cumulative voting. The analysis underlying this literature indicates that shareholder returns at ﬁrms with good governance structures are lower and that boards can become factionalized and prone to evaluating the needs of special interests over the general interests of shareholders collectively.

We review cumulative voting proposals on a case-by-case basis, factoring in the independence of the board and the status of the company's governance structure. But we typically ﬁnd these proposals on ballots at companies where independence is lacking and where the appropriate checks and balances favoring shareholders are not in place. In those instances we typically recommend in favor of cumulative voting.

Where a company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modiﬁed policy indicated by a resignation policy only), Glass Lewis will recommend voting against cumulative voting proposals due to the incompatibility of the two election methods. For companies that have not adopted a true majority voting standard but have adopted some form of majority voting, Glass Lewis will also generally recommend voting against cumulative voting proposals if the company has not adopted antitakeover protections and has been responsive to shareholders.

Where a company has not adopted a majority voting standard and is facing both a shareholder proposal to adopt majority voting and a shareholder proposal to adopt cumulative voting, Glass Lewis will support only the majority voting proposal. When a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.

SUPERMAJORITY VOTE REQUIREMENTS

Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. An example is in the takeover context, where supermajority vote requirements can strongly limit the voice of shareholders in making decisions on such crucial matters as selling the business. This in turn degrades share value and can limit the possibility of buyout premiums to shareholders. Moreover, we believe that a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority shareholders. We believe that a simple majority is appropriate to approve all matters presented to shareholders.

TRANSACTION OF OTHER BUSINESS

We typically recommend that shareholders not give their proxy to management to vote on any other business items that may properly come before an annual or special meeting. In our opinion, granting unfettered discretion is unwise.

ANTI-GREENMAIL PROPOSALS

Glass Lewis will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at signiﬁcant premiums from a certain shareholder. Since a large or majority shareholder could attempt to compel a board into purchasing its shares at a large premium, the anti-greenmail provision would generally require that a majority of shareholders other than the majority shareholder approve the buyback.

MUTUAL FUNDS: INVESTMENT POLICIES AND ADVISORY AGREEMENTS

Glass Lewis believes that decisions about a fund's structure and/or a fund's relationship with its investment advisor or sub-advisors are generally best left to management and the members of the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. As such, we focus our analyses of such proposals on the following main areas:

•    The terms of any amended advisory or sub-advisory agreement;

•    Any changes in the fee structure paid to the investment advisor; and

•    Any material changes to the fund's investment objective or strategy.

We generally support amendments to a fund's investment advisory agreement absent a material change that is not in the best interests of shareholders. A signiﬁcant increase in the fees paid to an investment advisor would be reason for us to consider recommending voting  against a proposed amendment to an investment advisory agreement. However, in certain cases, we are more inclined to support an increase in advisory fees if such increases result from being performance-based rather than asset-based. Furthermore, we generally support sub-advisory agreements between a fund's advisor and sub-advisor, primarily because the fees received by the sub-advisor are paid by the advisor, and not by the fund.

In matters pertaining to a fund's investment objective or strategy, we believe shareholders are best served when a fund's objective or strategy closely resembles the investment discipline shareholders understood and selected when they initially bought into the fund. As such, we generally recommend voting against amendments to a fund's investment objective or strategy when the proposed changes would leave shareholders with stakes in a fund that is noticeably different than when originally contemplated, and which could therefore potentially negatively impact some investors' diversiﬁcation strategies.

REAL ESTATE INVESTMENT TRUSTS

The complex organizational, operational, tax and compliance requirements of Real Estate Investment Trusts ("REITs") provide for a unique shareholder evaluation. In simple terms, a REIT must have a minimum of 100 shareholders (the "100 Shareholder Test") and no more than 50% of the value of its shares can be held by ﬁve or fewer individuals (the "5/50 Test"). At least 75% of a REITs' assets must be in real estate, it must derive 75% of its gross income from rents or mortgage interest, and it must pay out 90% of its taxable earnings as dividends. In addition, as a publicly traded security listed on a stock exchange, a REIT must comply with the same general listing requirements as a publicly traded equity.

In order to comply with such requirements, REITs typically include percentage ownership limitations in their organizational documents, usually in the range of 5% to 10% of the REITs outstanding shares. Given the complexities of REITs as an asset class, Glass Lewis applies a highly nuanced approach in our evaluation of REIT proposals, especially regarding changes in authorized share capital, including preferred stock.

PREFERRED STOCK ISSUANCES AT REITS

Glass Lewis is generally against the authorization of preferred shares that allows the board to determine the preferences, limitations and rights of the preferred shares (known as "blank-check preferred stock"). We believe that granting such broad discretion should be of concern to common shareholders, since blank-check preferred stock could be used as an antitakeover device or in some other fashion that adversely affects the voting power or ﬁnancial interests of common shareholders. However, given the requirement that a REIT must distribute 90% of its net income annually, it is inhibited from retaining capital to make investments in its business. As such, we recognize that equity ﬁnancing likely plays a key role in a REIT's growth and creation of shareholder value. Moreover, shareholder concern regarding the use of preferred stock as an anti-takeover mechanism may be allayed by the fact that most REITs maintain ownership limitations in their certiﬁcates of incorporation. For these reasons, along with the fact that REITs typically do not engage in private placements of preferred stock (which result in the rights of common shareholders being adversely impacted), we may support requests to authorize shares of blank-check preferred stock at REITs.

BUSINESS DEVELOPMENT COMPANIES

Business Development Companies ("BDCs") were created by the U.S. Congress in 1980; they are regulated under the Investment Company Act of 1940 and are taxed as regulated investment companies ("RICs") under the Internal Revenue Code.  BDCs typically operate as publicly traded private equity ﬁrms that invest in early stage to mature private companies as well as small public companies. BDCs realize operating income when their investments are sold off, and therefore maintain complex organizational, operational, tax and compliance requirements that are similar to those of REITs—the most evident of which is that BDCs must distribute at least 90% of their taxable earnings as dividends.

AUTHORIZATION TO SELL SHARES AT A PRICE BELOW NET ASSET VALUE

Considering that BDCs are required to distribute nearly all their earnings to shareholders, they sometimes need to offer additional shares of common stock in the public markets to ﬁnance operations and acquisitions. However, shareholder approval is required in order for a BDC to sell shares of common stock at a price below Net Asset Value ("NAV"). Glass Lewis evaluates these proposals using a case- by-case approach, but will recommend supporting such requests if the following conditions are met:

•	The authorization to allow share issuances below NAV has an expiration date of one year or less from the date that shareholders approve the underlying proposal (i.e. the meeting date);

•    The proposed discount below NAV is minimal (ideally no greater than 20%);

•	The board speciﬁes that the issuance will have a minimal or modest dilutive effect (ideally no greater than 25% of the company's then-outstanding common stock prior to the issuance); and

•	A majority of the company's independent directors who do not have a ﬁnancial interest in the issuance approve the sale.

In short, we believe BDCs should demonstrate a responsible approach to issuing shares below NAV, by proactively addressing shareholder concerns regarding the potential dilution of the requested share issuance, and explaining if and how the company's past below-NAV share issuances have beneﬁtted the company.

VI. COMPENSATION, ENVIROMENTAL, SOCIAL AND GOVERNANCE SHAREHOLDER INITIATIVES OVERVIEW

Glass Lewis typically prefers to leave decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, to management and the board, except when there is a clear link between the proposal and value enhancement or risk mitigation. We feel strongly that shareholders should not attempt to micromanage the company, its businesses or its executives through the shareholder initiative process. Rather, we believe shareholders should use their inﬂuence to push for governance structures that protect shareholders and promote director accountability. Shareholders should then put in place a board they can trust to make informed decisions that are in the best interests of the business and its owners, and then hold directors accountable for management and policy decisions through board elections. However, we recognize that support of appropriately crafted shareholder initiatives may at times serve to promote or protect shareholder value.

To this end, Glass Lewis evaluates shareholder proposals on a case-by-case basis. We generally recommend supporting shareholder proposals calling for the elimination of, as well as to require shareholder approval of, antitakeover devices such as poison pills and classiﬁed boards. We generally recommend supporting proposals likely to increase and/or protect shareholder value and also those that promote the furtherance of shareholder rights. In addition, we also generally recommend supporting proposals that promote director accountability and those that seek to improve compensation practices, especially those promoting a closer link between compensation and performance.

For a detailed  review  of  our  policies  concerning  compensation,  environmental,  social and governance shareholder initiatives, please refer  to our comprehensive Proxy Paper Guidelines for Shareholder Initiatives.

DISCLAIMER

This document sets forth the proxy voting policy and guidelines of Glass, Lewis & Co., LLC. The policies included herein have been developed based on Glass Lewis' experience with proxy voting and corporate governance issues and are not tailored to any speciﬁc person. Moreover, these guidelines are not intended to be exhaustive and do not include all potential voting issues. The information included herein is reviewed periodically and updated or revised as necessary. Glass Lewis is not responsible for any actions taken or not taken on the basis of this information. This document may not be reproduced or distributed in any manner without the written permission of Glass Lewis.

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